As filed with the Securities and Exchange Commission on April 24, 2019
1933 Act Registration No. 033-25990
1940 Act Registration No. 811-03214
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 56
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 158
Lincoln National Variable Annuity Account C
(Exact Name of Registrant)
Multi-Fund®
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Leon E. Roday, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2019, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Multi-Fund® Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account C
May 1, 2019
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-800-454-6265
This prospectus describes an individual flexible premium deferred annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract’s growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.
Purchase Payments
This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.
The minimum Purchase Payment requirement for each contract will not exceed:
1.	Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.
2.	Flexible premium deferred contract (Multi-Fund® 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent Purchase Payment); and
3.	Periodic premium deferred contract (Multi-Fund® 1): $600 per contract year (minimum $25 per Purchase Payment).
Purchase Payments in total may not equal or exceed $1 million without Lincoln Life approval. If you stop making Purchase Payments the contract will remain in force as a paid up contract as long as the total Contract Value is at least $600. Payments may be resumed at any time if your plan permits until the Annuity Commencement Date, the maturity date, the surrender of the contract, or payment of any Death Benefit, whichever comes first.
You choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your Purchase Payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account (VAA). The VAA is a segregated investment account of Lincoln Life.
You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
Delaware VIP® Value Series
Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio

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Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Freedom 2020 PortfolioSM
Fidelity® VIP Freedom 2025 PortfolioSM
Fidelity® VIP Freedom 2030 PortfolioSM
Fidelity® VIP Freedom 2035 PortfolioSM
Fidelity® VIP Freedom 2040 PortfolioSM
Fidelity® VIP Freedom 2045 PortfolioSM
Fidelity® VIP Freedom 2050 PortfolioSM
Fidelity® VIP Freedom 2055 PortfolioSM*
Fidelity® VIP Freedom 2060 PortfolioSM*
Fidelity® VIP Growth Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund
(formerly LVIP BlackRock Scientific Allocation Fund)
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Real Estate Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Mondrian International Value Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA S&P 500 Index Fund**
LVIP SSGA Small-Cap Index Fund
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
MFS® Variable Insurance Trust:
MFS® VIT Utilities Series
PIMCO Variable Insurance Trust:
PIMCO VIT Total Return Portfolio
*Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
** The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under certain Living Benefit Riders, the Guaranteed Amount or Income Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person or entity designated by you to receive any Death Benefit paid if the Annuitant dies before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—The amount payable to your designated Beneficiary if the owner dies before the Annuity Commencement Date. If the contract is owned by a non-natural person, the Death Benefit will be paid on the death of the Annuitant.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which a 5% Enhancement is in effect. A new Enhancement Period may begin each time an Automatic Annual Step-up to the Contract Value occurs, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
FINRA—Financial Industry Regulatory Authority.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

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Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Income Base—Under certain Living Benefit Riders, the Income Base is a value used to calculate your Guaranteed Annual Income amount or the minimum payouts under your contract at a later date. The initial Income Base is equal to your initial Purchase Payment (or your Contract Value on the effective date of the rider, if you elect the rider after we have issued the contract). The Income Base is increased by 5% Enhancements, Automatic Annual Step-ups and additional Purchase Payments, and reduced upon an Excess Withdrawal.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
SEC—Securities and Exchange Commission.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge – Periodic Contract (as a percentage of Contract Value surrendered/withdrawn):[1]	8.00%
Surrender charge – Single Premium (as a percentage of Contract Value surrendered/withdrawn)	7.00%
Surrender charge – Flexible Premium (as a percentage of Purchase Payments surrendered/withdrawn)	7.00%
Loan set-up fee[2]:	$35

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
[2]	Loans are available only if your group plan allows for loans and such fee is permissible by state law.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a qualified contract that has elected i4LIFE® Advantage Guaranteed Income Benefit.
•	Table C reflects the expenses for a nonqualified or IRA contract that has elected i4LIFE® Advantage.
•	Table D reflects the expenses for i4LIFE® Advantage for nonqualified or IRA Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0.
•	Table E reflects the expenses for i4LIFE® Advantage for nonqualified or IRA Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for Contracts that have not Elected i4LIFE® Advantage
Annual Account Fee:[1]	$25

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)[2]
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB) (Optional)
Mortality and Expense Risk Charge	1.002%
Enhanced Death Benefit Charge	0.300%
Total Separate Account Expenses	1.302%
Without Enhanced Guaranteed Minimum Death Benefit
Mortality and Expense Risk Charge	1.002%
Total Separate Account Expenses	1.002%

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Optional Living Benefit Rider Charges:[3]	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0:[4]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Lifetime IncomeSM Advantage:[5]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[6]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[7]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	The mortality and expense risk charge and administrative charge rates together are 1.002% for all contracts on and after the Annuity Commencement Date. Assets invested in the Delaware VIP® Value Series on or after May 1, 2009, will have a mortality and expense risk charge of 0.952%.
[3]	You may not have more than one Living Benefit Rider on your contract and those Living Benefit Riders are only available for nonqualified plans or IRAs.
[4]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis. This rider is no longer available for purchase.
[5]	As an annualized percentage of the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for more information. This rider is no longer available for purchase.
[6]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for more information. This rider is no longer available for purchase.
[7]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for more information. This rider is no longer available for purchase.

TABLE B
Expenses for a Qualified Contract that has Elected i4LIFE® Advantage Guaranteed Income Benefit
Annual Account Fee:[1]	$25

i4LIFE® Advantage Guaranteed Income Benefit (Qualified contracts only)[2]
Guaranteed Maximum and Current Product Charges:
Subaccount Charge (as a percentage of daily assets in the Subaccounts)	1.002%
Plus i4LIFE® Advantage Guaranteed Income Benefit rider charge[3]	0.48%
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	This benefit is not available with the Enhanced Guaranteed Minimum Death Benefit.
[3]	As an annualized percentage of Account Value deducted on a monthly basis (0.04% per month).

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TABLE C
Expenses for a Nonqualified or IRA Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$25

i4LIFE® Advantage without Guaranteed Income Benefit (version 4) for Contractowners of nonqualified contracts and IRAs[2]
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.652%
Account Value Death Benefit	1.302%

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Contractowners of nonqualified contracts and IRAs:[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.652%	3.652%
Current Charge	2.302%	2.502%
Account Value Death Benefit
Guaranteed Maximum Charge	3.302%	3.302%
Current Charge	1.952%	2.152%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3) for Contractowners of nonqualified contracts and IRAs:[4]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.152%
Current Charge	2.152%
Account Value Death Benefit
Guaranteed Maximum Charge	2.802%
Current Charge	1.802%
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Charge for more information.
[3]	The current annual charge rate for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	The current annual charge for the Guaranteed Income Benefit (version 1, 2 and 3) is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

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TABLE D
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Nonqualified or IRA Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0
Annual Account Fee:[1]		$25

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0	Single Life	Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.302%	1.302%
Account Value Death Benefit	1.002%	1.002%

i4LIFE® Advantage Guaranteed Income Benefit (version 4):[2,3]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.

TABLE E
Expenses for i4LIFE® Advantage for Nonqualified or IRA Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$25

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.152%
Current Charge	2.302%
Account Value Death Benefit
Guaranteed Maximum Charge	2.802%
Current Charge	1.952%
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2018, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
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	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.24%	1.42%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.24%	1.20%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2020. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB (not available with Periodic contracts) and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable period:
	Periodic	Single	MF2	MF3 & MF4
1 year	$1,319	$1,243	$1,326	$1,326
3 years	$2,364	$2,130	$2,382	$2,382
5 years	$3,420	$3,021	$3,445	$3,445
10 years	$5,686	$5,469	$6,328	$6,328
2) If you do not surrender your contract at the end of the applicable time period:
	Periodic	Single	MF2	MF3 & MF4
1 year	$514	$541	$626	$626
3 years	$1,551	$1,626	$1,882	$1,882
5 years	$2,599	$2,717	$3,145	$3,145
10 years	$5,265	$5,469	$6,328	$6,328
For more information, See Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between Subaccounts and to and from the fixed account. Currently, there is no charge. Different fees and expenses not reflected in the examples may be imposed during a period in which Regular Income Payments or Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides
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a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. See Charges and Other Deductions.
If you withdraw Account Value, you pay a surrender charge from 0% to 8.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the Purchase Payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charges.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for additional fees and expenses.
Charges may also be imposed during the regular income or Annuity Payout period, including if you elect i4LIFE® Advantage. See The Contracts and Annuity Payouts.
Each fund pays a management fee based on its average daily net asset value. See Investments of the Variable Annuity Account-Investment Adviser. Each fund also has additional operating expenses. These are described in the Prospectuses for the fund.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $1 million or more, your registered representative must submit a request to our Home Office for approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
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What happens if the Annuitant dies before I annuitize? The Death Benefit provision applicable under your contract depends on whether your contract is a single premium deferred, flexible premium deferred or periodic premium deferred contract. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the Annuity Commencement Date are generally restricted to no more than 12 per Contract Year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or a minimum Annuity Payout (4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? riders that are currently available are: i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without Guaranteed Income Benefit). See Living Benefit Riders later in this prospectus regarding limitations on the availability of these riders.
We reserve the right to discontinue offering any of the Living Benefit Riders to new purchasers or existing Contractowners at any time. This means that there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available at any time.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
The Appendix to this prospectus provides more information about Accumulation Unit values.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates the yield of a money market fund may become extremely low and possible negative. In addition, if the yield of
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a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund any you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to your from a Subaccount investing in the money market fund.
The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
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Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Fixed Side of the Contract
The portion of the Contract Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA. The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.
Financial Statements
The December 31, 2018 financial statements of the VAA and the December 31, 2018 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.
Investments of the VAA
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the
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funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, several of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you. Certain plan sponsors may limit the availability of investment options. Check with your plan sponsor if you have questions about the availability of specific funds.
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Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC
•	BlackRock Global Allocation V.I Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Delaware® VIP Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware® VIP High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	Delaware® VIP REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware® VIP Small Cap Value Series (Service Class): Capital appreciation.
•	Delaware® VIP Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	Delaware® VIP Value Series (Standard Class): Long-term capital appreciation.
Deutsche DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Fidelity® VIP Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
This fund will be available on or about June 24, 2019. Consult your registered representative.
•	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
This fund will be available on or about June 24, 2019. Consult your registered representative.
•	Fidelity® VIP Growth Portfolio (Service Class): To achieve capital appreciation.
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Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Advantage Allocation Fund (Standard Class): Total return. (formerly LVIP BlackRock Scientific Allocation Fund)
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity in securities.
•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)(1): To provide a responsible level of income and the potential for capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
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•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2050 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
(1)	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or participants as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
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We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain of the underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal, and cross-reinvestment/earnings sweep services);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more owners than expected will qualify for waivers of the surrender charge;
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
•	the risk that, if i4LIFE® Advantage with the Guaranteed Income Benefit or 4LATER® Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of
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the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Account Charge
There is no account charge for flexible premium Multi-Fund® 3 and 4. Periodic premium Multi-Fund® 1 contracts and flexible premium Multi-Fund® 2 contracts will deduct $25 from the Contract Value on the last Valuation Date of each Contract Year; this $25 account charge will also be deducted from the Contract Value upon surrender.
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other Purchase Payments that have been invested for the periods indicated as follows.
A. Periodic premium deferred contract
There will be a surrender charge for the first withdrawal each Contract Year in excess of 15% of Contract Value. Any subsequent withdrawals in the same Contract Year or upon surrender of contract will also incur a surrender charge.
	Contract year in which surrender/withdrawal occurs
	0	1	2	3	4	5	6	7	8	9	10	11+
Surrender charge as a percentage of the proceeds withdrawn	8%	8%	8%	8%	8%	8%	4%	4%	4%	4%	4%	0%
The surrender charge will never exceed 9% of the Purchase Payments applied to the contract.
A surrender charge does not apply to:
•	A surrender or withdrawal of Contract Value after ten full Contract Years.
•	One withdrawal of Contract Value during a Contract Year that does not exceed the free amount which is equal to 15% of the Contract Value.
•	A surrender of the contract as a result of the death of the Annuitant.
•	A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
•	Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
•	Regular Income Payment made under i4LIFE® Advantage, including any payments to provide the 4LATER® or i4LIFE® Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.
•	Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage, or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
In addition, for 403(b) and 457 contracts, if the participant:
1)	has terminated employment with the employer that sponsored the contract; and
2)	has been in the contract for at least five years (the five year date beginning either November 1, 1991 or the date of the contract, whichever is later); and
3)	is at least age 55.
B. Single premium deferred contract or nonrecurring lump sum payment to periodic premium deferred contract
For a single premium deferred contract or a nonrecurring lump sum payment made to a periodic premium deferred contract, the surrender/withdrawal charges (when applicable as described below) will be:
	Contract year in which surrender/withdrawal occurs
	0	1	2	3	4	5	6	7	8
Surrender charge as a percentage of the proceeds withdrawn	7%	7%	6%	5%	4%	3%	2%	1%	0%
The surrender charge will never exceed 9% of the Purchase Payments applied to the contract.
Investment gains attributable to a nonrecurring lump sum payment made to a periodic premium deferred contract will be subject to surrender charges of 8% in years 1-5, 4% in years 6-10, and no charge after the contract has been in force for 10 years. For periodic
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premium deferred contracts under which a nonrecurring lump sum has been received, withdrawals will be made first from any amount subject to the lowest charge until that amount is gone. A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment after 7 full Contract Years.
•	One withdrawal of Contract Value during a Contract Year that does not exceed the free amount which is equal to 15% of the Contract Value.
•	A surrender of the contract as a result of the death of the Annuitant.
•	A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
•	Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
•	Regular Income Payment made under i4LIFE® Advantage, including any payments to provide the 4LATER® or i4LIFE® Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.
•	Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
C. Flexible premium deferred contract
For a flexible premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7+
Surrender charge as a percentage of total Purchase Payments surrendered/withdrawn in a Contract Year	7%	6%	5%	4%	3%	2%	1%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the 7th anniversary since the Purchase Payment was invested.
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 15% of the Purchase Payments.
•	A surrender of the contract as a result of the death of the Annuitant.
•	A surrender or withdrawal as a result of the onset of a permanent and total disability of the Annuitant as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
•	Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
•	Regular Income Payment made under i4LIFE® Advantage, including any payments to provide the 4LATER® or i4LIFE® Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.
•	Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased.
The surrender charge is calculated separately for each Contract Year's Purchase Payments to which a charge applies. (For purposes of calculating this charge, we assume that Purchase Payments are withdrawn on a first in-first out basis, and that all Purchase Payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distributions costs when Contractowners surrender or withdraw before distribution costs have been recovered.
Additional Information
Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.
The charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
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•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
In certain circumstances a holder of an annuity contract issued by Lincoln Life may decide to surrender such a contract and purchase another (second) annuity contract issued by Lincoln Life. In that instance, the surrender charges (if any) applicable to the first annuity contract may be waived (depending on the type of second contract purchased) and the funds held in the first annuity contract will be transferred to the second annuity contract.
Deductions from the VAA
For the base contract we, apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:
	With Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Without Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and expense risk charge	1.002%*	1.002%*
Enhanced Death Benefit charge	0.300%	0.000%
Total annual charge for each Subaccount	1.302%	1.002%
*Assets invested in the Delaware VIP Value Series on and after May 1, 2009 will have a mortality and expense risk charge of 0.952%.
This charge is made up of two parts:
1.	our assumption of mortality risks (0.900%) and
2.	our assumption of expense risks (0.102%).
The level of this charge is guaranteed not to change.
Deduction for the Enhanced Guaranteed Minimum Death Benefit (EGMDB)
When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily net asset value. This charge will start at the beginning of the next Valuation Period. This charge will continue for all future Contract Years unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will stop at the end of the Valuation Period when the EGMDB is terminated. See The Contracts – Death Benefit Before the Annuity Commencement Date.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
i4LIFE® Advantage Charges (for Qualified Contracts). The annual rate of the i4LIFE® Advantage charge is currently 0.48% of the Account Value. During the Access Period, an amount equal to the monthly i4LIFE® Advantage percentage charge multiplied by the Account Value will be deducted from the Subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE® Advantage rider charge is in addition to the mortality and expense risk charge without the EGMDB of 1.002% and other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE® Advantage charge will be computed daily based on the net asset value in the Subaccounts and added to the mortality and expense risk charge for a total charge of 1.482%. If you purchase i4LIFE® Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE® Advantage.
Each time you elect to begin a new 15-year step-up period, the i4LIFE® Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE® Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.
i4LIFE® Advantage Charge (for Nonqualified Contracts or IRAs only). While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
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The annual i4LIFE® Advantage charge rate during the Access Period is:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.652%
Account Value Death Benefit	1.302%
During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge (for Nonqualified Contracts or IRAs only). Guaranteed Income Benefit (version 4) is subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value (0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.302% (2.152% for version 1, 2 and 3)	2.502% (2.152% for version 1, 2 and 3)
Account Value Death Benefit	1.952% (1.802% for version 1, 2 and 3)	2.152% (1.802% for version 1, 2 and 3)
These charge rates replace the Separate Account Annual Expenses for the base contract.
Purchasers of Lincoln Lifetime IncomeSM Advnatage 2.0 pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider in an Appendix to this prospectus.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.00% of the Account Value for Guaranteed Income Benefit (version 4) or 1.50% (version 2 and version 3). If we automatically administer the step-up Guaranteed Income Benefit (version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
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Other Charges and Deductions
The mortality and expense risk charge of 1.002% of the Contract Value will be assessed on all variable Annuity Payouts (except for the i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, your initial Purchase Payment may be held for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you have authorized us to keep it until the application is complete). Current applicants will be notified if we implement this procedure. Once the application is complete, we will allocate your initial Purchase Payment must be priced within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
For a periodic premium deferred contract (MF 1), the Annuitant must be under age 75. For a non-recurring lump sum payment to a periodic premium deferred contract, the Annuitant must be under age 85.
For a flexible premium (MF 2, 3, 4) deferred contract or a single premium deferred contract, the Annuitant must be under age 85.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.
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The minimum Purchase Payment requirement for each contract will not exceed:
1.	Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.
2.	Flexible premium deferred contract (Multi-Fund® 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent Purchase Payment); and
3.	Periodic premium deferred contract (Multi-Fund® 1): $600 per contract year (minimum $25 per Purchase Payment).
Purchase Payments in total may not equal or exceed $1 million without Lincoln Life approval. If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are a Contractowner and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage Guaranteed Income Benefit; or
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract.
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section or Appendix B of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
You choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your Purchase Payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.
If your retirement plan is no longer submitting new payroll deduction contributions to a Lincoln contract, no further Purchase Payments of any type can be made into your contract/certificate without the express permission of your plan sponsor. In certain limited exceptions, combining Contract Values from existing Lincoln contracts may be allowed.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments are placed into the VAA's Subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20 under MF1 periodic premium deferred contracts, $1,000 under single premium deferred contracts and $100 under flexible premium deferred contracts.
If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your purchase payment to us through
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the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Loans
If you participate in a tax deferred retirement plan that allows participant loans, you may be eligible to take a loan against your Contract Value.
If you desire to apply for a loan, contact us for information on your plan's loan provisions and we will provide you with a loan brochure and the required Contract Loan Request form. A loan set-up fee will be charged where allowed by law. The loan brochure will disclose the amount of the loan set-up fee.
Transfers On or Before the Annuity Commencement Date
You may transfer all or a portion of your investment from one Subaccount to another.
A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
For single premium deferred contracts, periodic premium Multi-Fund® 1 contracts and flexible premium Multi-Fund® 2 and 3 contracts, transfers within the VAA and between the variable and fixed account are restricted to once every thirty days. Transfers cannot be made during the first thirty days after the contract date for a flexible premium Multi-Fund® 4 and no more than six transfers will be allowed in any Contract Year. We reserve the right to waive any of these restrictions. The minimum amount which may be transferred between Subaccounts is $500 or the entire amount in the Subaccount, if less than $500. If the transfer from a Subaccount would leave you with less than $100 for periodic premium Multi-Fund® 1, flexible premium Multi-Fund® 2 and 3 contracts for $500 for flexible premium Multi-Fund® 4 contracts, we may transfer the total balance of the Subaccount. We have the right to reduce these minimum amounts.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve
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as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.
Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
For transfers from the fixed account of the contract to the variable account, the sum of the percentages of fixed value transferred will be limited to 25% in any 12-month period. We reserve the right to waive any of these restrictions.
There is no charge to you for a transfer. However, we reserve the right to impose a charge of $10 per transfer in the future for any transfers above the maximum transfers allowed in a Contract Year.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
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Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
If you select i4LIFE® Advantage your transfer rights and restrictions for the variable Subaccounts and the fixed account are the same as they were on or before the Annuity Commencement Date.
If you do not select i4LIFE® Advantage, you may transfer all or a portion of your investment in one Subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
Ownership
Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Nonqualified contracts may not be sold, discounted or pledged as collateral for a loan or any other purpose. We assume no responsibility for the validity or effect of any assignment. An assignment affects the Death Benefit and benefits offered under Living Benefit Riders calculated under the contract. Consult your tax adviser about the tax consequences of an assignment.
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Joint/Contingent Ownership
Joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Only spouses may be a joint owner on Multi-Fund® 4, flexible premium deferred annuity contracts except where not permitted by law.
A contingent owner may exercise ownership rights in this contract only after the Contractowner dies.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the Annuity Commencement Date depends upon the annuity option selected. See Annuity Payouts – Annuity Options.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order before the close of the NYSE (normally 4:00 p.m. New York time), we will process the request using the Accumulation Unit value computed on the next Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrenders or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.
The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
a.	attains age 59½
b.	separates from service
c.	dies
d.	becomes totally and permanently disabled and/or
e.	experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), portfolio rebalancing, automatic withdrawal service (AWS), cross-reinvestment/earnings sweep. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-800-454-6265. These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable Subaccounts into the variable Subaccounts on a monthly basis. The minimum amount to be dollar cost averaged is $10,000 over any time period between 12 and 36 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.
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Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.
Cross-Reinvestment/Earnings Sweep ServiceThe cross-reinvestment/earnings sweep service allows you to automatically transfer the Account Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals.
Only one of the three additional services (DCA, portfolio rebalancing and cross reinvestment) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.
Death Benefit Before the Annuity Commencement Date
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Generally, the more expensive the Death Benefit, the greater the protection. You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during the life of the Annuitant and change the Beneficiary by filing a written request with the Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
The Contract Value available upon death is the value of the contract at the end of the Valuation Period during which the death claim is approved by payment by Lincoln Life. The approval of the death claim payment will occur after receipt of all of the following:
•	proof, satisfactory to us, of the death of the Annuitant;
•	written authorization for payment; and our receipt of all required claim forms fully completed.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Flexible premium deferred contracts (Multi-Fund® 2,3,4) and Single premium deferred contracts
If the Annuitant dies before the Annuity Commencement Date and the enhanced guaranteed minimum Death Benefit (EGMDB) is not in effect, a Death Benefit equal to the Contract Value will be paid to your designated Beneficiary.
Prior to the Annuity Commencement Date, an optional EGMDB is available for nonqualified, Roth IRA and IRA flexible premium deferred annuity contracts, for Annuitants up to age 75. Please check with your financial adviser for availability to current Contractowners.
If the Annuitant dies before the Annuity Commencement Date and the EGMDB is in effect, the Death Benefit paid to your designated Beneficiary will be the greater of:
1.	The Contract Value at the end of the Valuation Period when the death claim is approved for payment by Lincoln Life, or
2.	The highest of:
a.	the Contract Value at the end of the Valuation Period when the EGMDB becomes effective and;
b.	the sum of all Purchase Payments less the sum of all withdrawals, partial annuitization and premium taxes incurred, if any; and
c.	the highest Contract Value, at the end of the Valuation Period, on any contract anniversary date up to and including age 75 following election of the EGMDB; increased by Purchase Payments and decreased by any withdrawals, annuitizations and premium taxes incurred after the EGMDB effective date or the contract anniversary on which the highest Contract Value occurred.
The EGMDB is not available under contracts issued to a Contractowner, joint owner or Annuitant who is age 75 or older at the time of issuance. The EGMDB is not available in the state of Louisiana.
If you add the EGMDB after purchase, the benefit will take effect as of the Valuation Date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the Death Benefit under the EGMDB, the highest Contract Value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.
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The EGMDB will take effect on the Valuation Date when the EGMDB election form is approved at our Home Office, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with the next Valuation Date. The owner may not reelect the EGMDB once it is discontinued. As of the Annuity Commencement Date the EGMDB will be discontinued and the charge for the EGMDB will stop. See Charges and Other Deductions-Deduction for the EGMDB.
Periodic premium deferred contracts (Multi-Fund® 1)
If the Annuitant dies before the Annuity Commencement Date, Lincoln Life will pay the Beneficiary a Death Benefit equal to the greater of the following amounts:
1.	The net Purchase Payments, or
2.	The value of the contract less any outstanding loan balance.
Net Purchase Payments will mean the sum of all Purchase Payments credited to the contract less any amounts paid when a withdrawal occurs and less any outstanding loan balance.
If your state has not approved this Death Benefit provision, the applicable Death Benefit will be equal to the Contract Value.
Upon the death of the Annuitant Federal Tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.
Annuity Payouts will be made in accordance with applicable laws and regulations governing payment of Death Benefits. Notwithstanding any provision to the contrary, the payment of Death Benefits provided under the contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits are taxable. See – Federal Tax Matters – Taxation of Death Benefits.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place upon the death of a Beneficiary:
1.	If any Beneficiary dies before the Annuitant, the Contractowner may elect a new Beneficiary. If no new Beneficiary election is made, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interest. There are no restrictions on the Beneficiary's use of the proceeds; and/or
2.	If no Beneficiary survives the Annuitant, the proceeds will be paid to the Contractowner or to his/her estate, as applicable.
Death of Contractowner
If the Contractowner of a nonqualified contract dies before the Annuity Commencement Date, then, in compliance with the tax code, the cash surrender value (Contract Value less any applicable charges, fees, and taxes) of the contract will be paid as follows:
1.	Upon the death of a non-Annuitant Contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the Annuitant named in the contract; and
2.	Upon the death of a Contractowner, who is also Annuitant, the death will be treated as death of the Annuitant and the provisions of this contract regarding death of Annuitant will control. If the recipient of the proceeds is the surviving spouse of the Contractowner, the contract may be continued in the name of that spouse as the new Contractowner or as a contract for the benefit of the surviving spouse.
If you are a non-spouse Beneficiary, the tax code requires that any distribution to be paid within five years of the death of the Contractowner unless the Beneficiary begins receiving, within one year of the Contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the Beneficiary's life expectancy.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
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Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® Advantage without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements in part because the reduction in volatility helps us, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
i4LIFE® Advantage (Qualified Contracts only)	After May 4, 2007	Option 1
Lincoln Lifetime IncomeSM Advantage 2.0	On or After November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	Between February 19, 2008 and January 20, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage with Guaranteed Income Benefit (v.1) (for Nonqualified Contracts or IRAs only)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage with Guaranteed Income Benefit (v.2) (for Nonqualified Contracts or IRAs only)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage with Guaranteed Income Benefit (v.3) (for Nonqualified Contracts or IRAs only)	Between October 6, 2008 and January 20, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage with Guaranteed Income Benefit (v.4) (for Nonqualified Contracts or IRAs only)	On or after November 15, 2010	Option 3
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Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	American Funds Global Growth Fund
•	American Funds International Fund
•	Delaware VIP® High Yield Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Core Series
•	Fidelity® VIP Freedom 2040 PortfolioSM
•	Fidelity® VIP Freedom 2045 PortfolioSM
•	Fidelity® VIP Freedom 2050 PortfolioSM
•	LVIP BlackRock Global Real Estate Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP Mondrian International Value Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA Global Tactical Managed Volatility Allocation
•	LVIP SSGA International Index Fund
•	LVIP SSGA International Managed Volatility Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP T. Rowe Price 2040 Fund
•	LVIP T. Rowe Price 2050 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	MFS® VIT Utilities Series

All other Subaccounts will be referred to as “Non-Limited Subaccounts” except the Deutsche Alternative Asset Allocation VIP Portfolio, which is unavailable to any contract holder with a Living Benefit Rider.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of the rider, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the LVIP Government Money Market Fund Subaccount. We reserve the right to designate a different investment option other than the LVIP Government Money Market Fund as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of contract value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
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In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Government Money Market Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP High Yield Series
Delaware VIP Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Global Income Fund
LVIP SSGA Bond Index Fund
PIMCO VIT Total Return Portfolio
	All other investment options except those in Group 3.	DWS Alternative Asset Allocation VIP Portfolio LVIP SSGA Emerging Markets 100 Fund
The fixed account is only available for dollar cost averaging.
To satisfy the Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value to or among the funds listed below. If you allocate less than 100% of Contract Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below that are not listed will fall into Group 2 and will be subject to Group 2 restrictions. These funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Fidelity® VIP Freedom 2020 PortfolioSM
•	Fidelity® VIP Freedom 2025 PortfolioSM
•	Fidelity® VIP Freedom 2030 PortfolioSM
•	Fidelity® VIP Freedom 2040 PortfolioSM
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund

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•	LVIP SSGA Bond Index Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP T. Rowe Price 2030 Fund
•	LVIP T. Rowe Price 2040 Fund
As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund or the LVIP JPMorgan Retirement Income Fund.
Investment Requirements – Option 3
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the LVIP Government Money Market Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will become your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Global Income Fund
LVIP SSGA Bond Index Fund
PIMCO VIT Total Return Portfolio
All other funds except those in Group 3 and as discussed below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series

The fixed accounts are not available with these riders.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the funds on the following list; however, if you allocate less than 100% of Contract Value to or among these funds, then the funds listed below that are in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below will fall into Group 2 and will be subject to Group 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series

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•	Fidelity® VIP Freedom 2020 PortfolioSM
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP SSGA Bond Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP JPMorgan Retirement Income Fund and the LVIP Global Conservative Allocation Managed Risk Fund.
Living Benefit Riders
The following optional Living Benefit Riders described in this prospectus are no longer available for election:
•	Lincoln Lifetime IncomeSM Advantage 2.0
•	Lincoln Lifetime IncomeSM Advantage
•	Lincoln Lifetime IncomeSM Advantage Plus
•	Lincoln SmartSecurity® Advantage
•	4LATER® Advantage
Appendix B to this prospectus provides a detailed description of the following Living Benefit Riders: Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity® Advantage and 4LATER® Advantage.
Before electing to drop an existing Living Benefit Rider you should consider that you will no longer be able to repurchase that rider or any other Living Benefit Rider (except i4LIFE® Advantage with or without the Guaranteed Income Benefit, if available). You should consider whether you will be eligible to purchase i4LIFE® Advantage (with or without the Guaranteed Income Benefit) which is currently only available for contracts with Contract Values of at least $50,000 and before an annuity payment option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 80 (qualified contracts) or age 95 (nonqualified contracts). You should also consider whether the features of i4LIFE® Advantage (with or without the Guaranteed Income Benefit) will be sufficient to meet your future income needs. Contractowners might consider purchasing i4LIFE® Advantage with the Guaranteed Income Benefit if they need an income program that provides periodic variable income payments for life, with a minimum payout floor, the ability to make withdrawals during a defined period of time (Access Period) and a Death Benefit during the Access Period. i4LIFE® Advantage with the Guaranteed Income Benefit uses a different annuity factor to calculate payments and Contractowners might consider other annuity payment options if their annuity payments would be higher. Please refer to the Contracts – i4LIFE® Advantage with Guaranteed Income Benefit section of this prospectus for more details. Before deciding to drop an existing rider you should consult with your registered representative.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased. i4LIFE® Advantage is the only Living Benefit Rider currently available to owners of qualified contracts.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
i4LIFE® Advantage for Qualified Contracts
i4LIFE® Advantage (the Variable Annuity Income rider in your contract) is an optional Annuity Payout rider you may elect and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus.
In order to elect the i4LIFE® Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE® Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE® Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your registered representative to determine if it is necessary to surrender your contract in order to elect i4LIFE® Advantage.
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i4LIFE® Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, Regular Income Payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the Periodic Income Commencement Date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans (“tax-deferred retirement plans”). This option, when available in your state, is subject to a charge. See Charges and Other Deductions – i4LIFE® Advantage Charges for Qualified Contracts.
i4LIFE® Advantage may be elected at the time of application or at any time before another Annuity Payout option is elected by sending a written request to our Home Office. When you elect i4LIFE® Advantage, you make certain choices about your Regular Income Payments. The Annuitant, or Secondary Life, if applicable, may not be changed after i4LIFE® Advantage is elected. The Periodic Income Commencement Date will be within one month of when your i4LIFE® Advantage election form is approved by us.
i4LIFE® Advantage for tax-deferred retirement plans is only available if the Annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.
If i4LIFE® Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among Subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts – Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts – Transfers after the Annuity Commencement Date. Once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Additional Services.
When you elect i4LIFE® Advantage, you will receive the i4LIFE® Advantage Guarantee of Principal Death Benefit. See i4LIFE® Advantage Death Benefit.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a Death Benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum Death Benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. Additional restrictions may apply if you are under 59½ when you request a change to the Access Period. A request to extend the Access Period will be effective on the next Periodic Income Commencement Date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.
If you extend the Access Period, subsequent Regular Income Payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new Regular Income Payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a Regular Income Payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your Access Period to 30 years, the Regular Income Payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.
We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the Regular Income Payments in compliance with Internal Revenue Code (“IRC”) provisions for required minimum distributions. You may not shorten your Access Period.
Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the Periodic Income Commencement Date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by Regular Income Payments made, any Guaranteed Income Benefit payments made, and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life, if applicable) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE® Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your Regular Income Payments. Regular Income Payments
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will begin within 14 days of the Periodic Income Commencement Date. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). An Assumed Investment Return (AIR) rate of 4% will be available. Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. For information regarding income tax consequences of Regular Income Payments, See Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Account Value by 1,000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
•	The age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the monthly Regular Income Payments;
•	the AIR of 4%; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
Subsequent Regular Income Payments during the Access Period are determined by dividing the Account Value, on the applicable Valuation Date (December 31) by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the Subaccounts selected and the interest credited on the fixed account. The AIR is the measuring point for subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal. For example, a Contractowner has an Account Value of $100,000 and an income payment of $400 per month. If the Contractowner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the Regular Income Payment. The Regular Income Payment of $400 would be reduced to $300 [$400 – (25% x $400)]. See i4LIFE® Advantage – General i4LIFE® Advantage Provisions for more information on withdrawals.
For a joint life option, the Secondary Life must be the Annuitant’s spouse and must be the primary Beneficiary. If either the Annuitant or Secondary Life dies during the Access Period, the surviving life may elect to continue Regular Income Payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular Income Payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the Annuitant, the Secondary Life may choose to take the Death Benefit, and the i4LIFE® Advantage rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the Secondary Life during the Access Period, if applicable. If there is no surviving life, then the Regular Income Payments will cease and this rider will terminate.
For a single life option, if the Annuitant dies during the Access Period, a Death Benefit will be paid and the Regular Income Payments will cease and this rider will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. The frequency of Regular Income Payments, the AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life (if living);
•	the monthly Regular Income Payments;
•	the AIR of 4%; and
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•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Your Regular Income Payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life’s general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will vary on an annual basis for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable.
Guaranteed Income Benefit with i4LIFE® Advantage for Qualified Contracts
The Guaranteed Income Benefit ensures that your Regular Income Payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the Access Period and the Lifetime Income Period.
The Guaranteed Income Benefit is initially equal to 75% of the initial Regular Income Payment. If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant, or Secondary Life, if applicable, is living.
The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the Periodic Income Commencement Date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the Valuation Date of the first Regular Income Payment in the first calendar year of each 3-year period. At the end of a 15-year step-up period, the Contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE® Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE® Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.
The Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Advantage Provisions to see the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit.
If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your Regular Income Payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the Regular Income Payment. You may not shorten your Access Period.
i4LIFE® Advantage Death Benefit
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available for qualified contracts during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
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•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on your Death Benefit:
Total Purchase Payments $200,000
Total i4LIFE® Advantage Regular Income Payments $25,000
Additional Withdrawal $15,000
Death Benefit value after i4LIFE® Advantage withdrawal = $200,000 – $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000
General Death Benefit Provisions. Following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
During the Access Period, if the single life option has been elected, then upon the death of the Annuitant, the Regular Income Payments will cease and this rider will terminate. If the joint life option has been elected, then upon the death of the Annuitant, the Secondary Life, if still surviving, as spouse and primary Beneficiary, may terminate the contract and this rider and receive full payment of the Death Benefit or elect to continue the contract and this rider and receive Regular Income Payments for his/her lifetime. Upon the death of the Secondary Life, the Annuitant if still surviving, may continue to receive Regular Income Payments for the remainder of the access period and for the Lifetime Income Period or may elect to terminate this rider. If neither the Annuitant nor the Secondary Life is still surviving, the Regular Income Payments will cease and this rider will terminate.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with IRC Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to Lincoln Life of the death, Regular Income Payments may be suspended until the death claim is approved. If this rider is continued, upon approval of the death claim the excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the Regular Income Payments will restart. Otherwise, this rider terminates.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
General Provisions
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit Payments:
i4LIFE® Advantage Regular Income Payment before Withdrawal $1,200
Guaranteed Income Benefit before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE® Advantage Regular Income Payment for Withdrawal = $1,200 x 10% = $120
i4LIFE® Advantage Regular Income Payment after Withdrawal = $1,200 – $120 = $1,080
Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75
Guaranteed Income Benefit after Withdrawal = $750 – $75 = $675
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Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
Availability. The availability of i4LIFE® Advantage will depend upon your state’s approval of the i4LIFE® Advantage contract rider. Please check with your registered representative for availability.
i4LIFE® Advantage for NonQualified Contracts and IRAs
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE® Advantage Guaranteed Income Benefit or the 4LATER® Guaranteed Income Benefit (described below) for an additional charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. If you purchased 4LATER® Advantage, you must wait at least one year before you can purchase i4LIFE® Advantage. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For IRAs, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life are age 59½ or older at the time the option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER® Advantage Guaranteed Income Benefit or i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you had previously elected will become the Death Benefit under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
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Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will the total value of all of the Contractowner’s Accumulation Units plus the Contractowner’s value in the fixed account, and will be reduced by Regular Income Payments made and Guaranteed Income Benefit payments as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date your elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (AIR). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). You also choose the AIR. AIR rates of 3%, 4%, 5% or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any surrender charges. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years. The annuity factor also reflects
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the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the surviving payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant (and Secondary Life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant (and Secondary Life) dies during the Access Period, i4LIFE® Advantage (and the Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. You Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
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i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available for nonqualified contracts during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.
When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. This change will be effective on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, no Death Benefit is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal tax matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated.
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.
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Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE® Advantage Death Benefit will terminate and you will have the Account Value Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. This will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
Guaranteed Income Benefit with i4LIFE® Advantage (for Nonqualified Contracts or IRAs only)
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payment will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. i4LIFE® Advantage Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of another Living Benefit Rider.
If you purchase any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that Prior Rider to a version of i4LIFE® Advantage Guaranteed Income Benefit that may no longer be offered. The transition rules are set forth below.
In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Amount), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
For Guaranteed Income Benefit (version 2 and 3), the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value) in effect at the time the Guaranteed Income Benefit is elected.
There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit Rider. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in
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the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 – 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

Guaranteed Income Benefit General Provisions
For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Monthly Guaranteed Income Benefit	$810
Monthly Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
Guaranteed Income Benefit Step-up
Guaranteed Income Benefit (version 4). The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
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The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 3.5% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2019 Amount of initial Regular Income Payment	$4,801
8/1/2019 Account Value at election of Guaranteed Income Benefit (version 4)	$100,000
8/1/2019 Initial Guaranteed Income Benefit (3.5% x $100,000 Account Value)	$4,000
8/1/2020 Recalculated Regular Income Payment	$6,000
8/1/2020 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in General Provisions above.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% AIR will be used to calculate the Regular Income Payments;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 20 years or the difference between your age (nearest birthday) and age 95 (15 years or the difference between your age and age 85 prior to May 21, 2012).
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
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Termination of the Guaranteed Income Benefit. The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) and nonqualified annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in General Provisions above.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% AIR will be used to calculate the Regular Income Payments;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 20 years or the difference between your age (nearest birthday) and age 95 (15 years or the difference between your age and age 85 prior to May 21, 2012).
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If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
Termination of the Guaranteed Income Benefit. The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) and nonqualified annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
The next section describes certain guarantees in Living Benefit Riders relating to the election of i4LIFE® Advantage with Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider.
Lincoln SmartSecurity® Advantage. Contractowners who purchased the Lincoln SmartSecurity® Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above.
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE® Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections table above. The example assumes an annual payment mode has been elected.
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Account Value (equals Contract Value on date i4LIFE® Advantage with Guaranteed Income Benefit (version 4) is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage with Guaranteed Income Benefit (version 4) is elected	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;

•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender or other charge.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
We may defer payments from the fixed side of the contract for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
Lincoln may make available a reinvestment provision for purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This provision may not be available on all contracts. You should consult with us prior to sending us money.
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This election must be made by your written authorization to us and received in our office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)
The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage, The Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Annual Income Amount Annuity Payout Option or the Guaranteed Amount Annuity Payment option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two- thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
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Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (See Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.002% will be assessed on all variable Annuity Payouts (except for the i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.
General information
The Annuity Commencement Date is usually on or before the Annuitant's 85th birthday; however you may change the Annuity Commencement Date, change the annuity option, or change the allocation of the allocations among the Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30-days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option.
Unless you select another option, the contract automatically provides for a life with a 10-year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to your Beneficiary as payouts become due after we are in receipt of all of the following:
•	proof, satisfactory to us, of the death;
•	written authorization for payment;
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3. Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the Annuity Payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation
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(collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission we pay to LFN is 9.00% of Purchase Payments, plus up to 0.1256% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.
We also pay for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 5.85% of Purchase Payments, plus up to 0.1256% quarterly based on Contract Value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2018 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
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Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract
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owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
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•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
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•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
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Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
59

Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return Purchase Payments. With respect to the VAA, except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the Purchase Payment(s). IRA purchasers will receive Purchase Payments only.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
60

Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service;
•	payroll deduction Purchase Payments;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
You have the option of receiving contract-related information (such as prospectuses, quarterly statements, semi-annual and annual reports) from Us electronically, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You
61

can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
62

Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Multi-Fund®
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account C

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C Multi-Fund®.
(Please Print)
Name:

Address:

City

State

Zip

Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340
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64

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65

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth Portfolio - Class B
2009	0.321	0.485	389	0.329	0.499	66,237
2010	0.485	0.568	200	0.499	0.586	51,409
2011	0.568	0.429	212	0.586	0.444	42,946
2012	0.429	0.480	195	0.444	0.498	37,638
2013	0.480	0.582	90	0.498	0.606	31,270
2014	0.582	0.602	80	0.606	0.629	29367
2015	0.602	0.610	85	0.629	0.639	27685
2016	0.610	0.597	55	0.639	0.627	23782
2017	0.597	0.803	48	0.627	0.847	26865
2018	0.803	0.713	38	0.847	0.754	21445
AB VPS Growth and Income Portfolio - Class B(1)
2009	8.027	9.535	23	8.138	9.697	2,807
2010	9.535	10.616	18	9.697	10.829	2,473
2011	10.616	11.115	15	10.829	11.372	2,247
2012	11.115	12.863	15	11.372	13.200	2,048
2013	12.863	15.054	13	13.200	15.465	209
American Century VP Inflation Protection Fund - Class I(2)
2009	10.138	10.593	3	10.125	10.614	670
2010	10.593	11.017	7	10.614	11.072	1,395
2011	11.017	12.189	17	11.072	12.287	2,618
2012	12.189	12.940	27	12.287	13.083	2,535
2013	N/A	N/A	N/A	13.083	11.885	2
American Funds Global Growth Fund - Class 2
2009	10.417	14.633	43	10.562	14.881	5,218
2010	14.633	16.140	34	14.881	16.463	4,512
2011	16.140	14.515	30	16.463	14.850	4,035
2012	14.515	17.560	23	14.850	18.019	3,600
2013	17.560	22.391	17	18.019	23.045	3,460
2014	22.391	22.612	16	23.045	23.343	3090
2015	22.612	23.868	15	23.343	24.713	3040
2016	23.868	23.706	12	24.713	24.619	2644
2017	23.706	30.763	14	24.619	32.044	2464
2018	30.763	27.619	14	32.044	28.856	2234
American Funds Growth Fund - Class 2
2009	0.687	0.945	3,520	0.705	0.973	530,354
2010	0.945	1.107	2,979	0.973	1.143	478,174
2011	1.107	1.046	2,660	1.143	1.083	424,743
2012	1.046	1.217	2,370	1.083	1.264	373,251
2013	1.217	1.563	1,887	1.264	1.628	337,579
2014	1.563	1.674	1653	1.628	1.749	307434
2015	1.674	1.766	1515	1.749	1.850	280143
2016	1.766	1.908	1273	1.850	2.006	250948
2017	1.908	2.417	1033	2.006	2.548	228963
2018	2.417	2.379	921	2.548	2.516	206407

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income Fund - Class 2
2009	8.279	10.725	114	8.395	10.907	13,052
2010	10.725	11.796	95	10.907	12.032	12,222
2011	11.796	11.431	87	12.032	11.694	10,821
2012	11.431	13.255	82	11.694	13.602	9,903
2013	13.255	17.467	69	13.602	17.978	9,358
2014	17.467	19.074	63	17.978	19.691	8814
2015	19.074	19.102	55	19.691	19.778	8101
2016	19.102	21.027	52	19.778	21.837	7382
2017	21.027	25.400	40	21.837	26.458	6859
2018	25.400	24.624	36	26.458	25.726	6197
American Funds International Fund - Class 2
2009	0.854	1.206	1,317	0.876	1.241	209,306
2010	1.206	1.276	1,156	1.241	1.318	186,877
2011	1.276	1.084	1,008	1.318	1.122	164,828
2012	1.084	1.261	886	1.122	1.310	144,472
2013	1.261	1.514	748	1.310	1.578	131,530
2014	1.514	1.455	630	1.578	1.520	121749
2015	1.455	1.371	563	1.520	1.437	112997
2016	1.371	1.401	521	1.437	1.473	99720
2017	1.401	1.828	458	1.473	1.927	92740
2018	1.828	1.567	385	1.927	1.657	81672
BlackRock Global Allocation V.I. Fund - Class I
2009	10.013	11.614	3	10.212	11.637	510
2010	11.614	12.617	7	11.637	12.679	1,485
2011	12.617	12.019	5	12.679	12.114	1,868
2012	12.019	13.083	6	12.114	13.227	1,841
2013	13.083	14.819	13	13.227	15.027	1,753
2014	14.819	14.936	13	15.027	15.191	1768
2015	14.936	14.638	11	15.191	14.933	1625
2016	14.638	15.043	7	14.933	15.392	1390
2017	15.043	16.907	9	15.392	17.351	1253
2018	16.907	15.464	9	17.351	15.917	1080
Delaware VIP® Diversified Income Series - Standard Class
2009	11.437	14.333	120	11.596	14.576	11,477
2010	14.333	15.287	121	14.576	15.593	11,173
2011	15.287	16.054	112	15.593	16.425	10,251
2012	16.054	16.987	106	16.425	17.431	9,369
2013	16.987	16.556	79	17.431	17.040	7,364
2014	16.556	17.210	68	17.040	17.766	6694
2015	17.210	16.804	56	17.766	17.399	5856
2016	16.804	17.171	50	17.399	17.832	4992
2017	17.171	17.834	45	17.832	18.576	4387
2018	17.834	17.229	40	18.576	18.000	3684
Delaware VIP® High Yield Series - Standard Class
2009	8.645	12.712	18	8.738	12.887	2,666
2010	12.712	14.470	23	12.887	14.713	2,531
2011	14.470	14.623	19	14.713	14.913	2,385
2012	14.623	17.006	15	14.913	17.396	2,537
2013	17.006	18.333	14	17.396	18.810	2,360
2014	18.333	18.044	16	18.810	18.569	2258
2015	18.044	16.636	15	18.569	17.172	1852
2016	16.636	18.582	12	17.172	19.238	1567
2017	18.582	19.715	11	19.238	20.472	1309
2018	19.715	18.590	8	20.472	19.362	1046

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP® REIT Series - Standard Class
2009	1.676	2.040	241	1.720	2.099	44,329
2010	2.040	2.557	200	2.099	2.639	42,568
2011	2.557	2.800	176	2.639	2.899	39,547
2012	2.800	3.232	146	2.899	3.357	36,988
2013	3.232	3.259	136	3.357	3.394	31,901
2014	3.259	4.164	131	3.394	4.351	31191
2015	4.164	4.264	102	4.351	4.469	27012
2016	4.264	4.456	96	4.469	4.684	24866
2017	4.456	4.466	71	4.684	4.708	20633
2018	4.466	4.090	60	4.708	4.325	17576
Delaware VIP® Small Cap Value Series - Service Class
2009	1.243	1.614	425	1.272	1.656	99,261
2010	1.614	2.102	401	1.656	2.163	94,797
2011	2.102	2.042	375	2.163	2.107	83,511
2012	2.042	2.290	332	2.107	2.371	73,535
2013	2.290	3.010	262	2.371	3.126	67,569
2014	3.010	3.138	230	3.126	3.269	60187
2015	3.138	2.897	208	3.269	3.027	53134
2016	2.897	3.749	191	3.027	3.928	49456
2017	3.749	4.135	159	3.928	4.346	43985
2018	4.135	3.390	146	4.346	3.574	38106
Delaware VIP® Smid Cap Core Series - Standard Class(3)
2009	1.315	2.009	638	1.361	2.085	83,295
2010	2.396	2.718	522	2.493	2.830	78,019
2011	2.718	2.901	465	2.830	3.030	72,811
2012	2.901	3.179	428	3.030	3.330	63,325
2013	3.179	4.435	367	3.330	4.659	58,757
2014	4.435	4.515	268	4.659	4.758	51371
2015	4.515	4.793	262	4.758	5.066	48147
2016	4.793	5.123	230	5.066	5.431	42963
2017	5.123	6.000	222	5.431	6.380	38233
2018	6.000	5.204	191	6.380	5.551	34589
Delaware VIP® Value Series - Standard Class
2009	1.493	1.739	571	1.546	1.806	57,223
2010	1.739	1.986	479	1.806	2.068	51,661
2011	1.986	2.148	465	2.068	2.244	49,767
2012	2.148	2.434	383	2.244	2.550	45,878
2013	2.434	3.213	364	2.550	3.377	45,186
2014	3.213	3.618	361	3.377	3.813	42403
2015	3.618	3.558	282	3.813	3.761	38991
2016	3.558	4.028	245	3.761	4.271	37717
2017	4.028	4.527	229	4.271	4.814	33533
2018	4.527	4.349	214	4.814	4.639	29245
Deutsche Equity 500 Index VIP(1)
2009	0.680	0.848	875	0.699	0.874	180,745
2010	0.848	0.960	705	0.874	0.993	163,013
2011	0.960	0.965	635	0.993	1.001	149,607
2012	0.965	1.102	558	1.001	1.146	135,153
2013	1.102	1.291	539	1.146	1.345	10,660
Deutsche Small Cap Index VIP(4)
2009	1.100	1.374	121	1.131	1.418	25,536
2010	1.374	1.714	119	1.418	1.774	23,688
2011	1.714	1.618	102	1.774	1.679	20,763
2012	1.618	1.856	84	1.679	1.932	18,022
2013	N/A	N/A	N/A	1.932	2.652	1*

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS Alternative Asset Allocation VIP Portfolio - Class A
2009	N/A	N/A	N/A	10.004	11.547	52
2010	N/A	N/A	N/A	11.547	12.857	163
2011	N/A	N/A	N/A	12.857	12.364	249
2012	N/A	N/A	N/A	12.364	13.431	297
2013	N/A	N/A	N/A	13.431	13.421	272
2014	N/A	N/A	N/A	13.421	13.752	292
2015	N/A	N/A	N/A	13.752	12.758	252
2016	N/A	N/A	N/A	12.758	13.300	216
2017	N/A	N/A	N/A	13.300	14.144	152
2018	N/A	N/A	N/A	14.144	12.723	138
Fidelity® VIP Contrafund® Portfolio - Service Class
2009	0.981	1.313	1,321	1.009	1.355	144,679
2010	1.313	1.518	1,188	1.355	1.571	130,869
2011	1.518	1.459	1,045	1.571	1.514	119,451
2012	1.459	1.675	879	1.514	1.744	107,800
2013	1.675	2.168	804	1.744	2.264	97,124
2014	2.168	2.393	684	2.264	2.506	89899
2015	2.393	2.375	611	2.506	2.495	81416
2016	2.375	2.530	515	2.495	2.665	72006
2017	2.530	3.041	422	2.665	3.213	63749
2018	3.041	2.807	397	3.213	2.975	56194
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
2017	N/A	N/A	N/A	10.020	10.218	38
2018	N/A	N/A	N/A	10.218	9.511	167
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
2017	N/A	N/A	N/A	10.019	10.240	69
2018	N/A	N/A	N/A	10.240	9.468	223
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
2017	N/A	N/A	N/A	10.032	10.274	47
2018	N/A	N/A	N/A	10.274	9.369	107
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
2017	N/A	N/A	N/A	10.172	10.314	12
2018	N/A	N/A	N/A	10.314	9.256	49
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
2017	N/A	N/A	N/A	10.152	10.320	8
2018	N/A	N/A	N/A	10.320	9.201	17
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
2017	N/A	N/A	N/A	10.035	10.320	6
2018	N/A	N/A	N/A	10.320	9.199	48
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
2017	N/A	N/A	N/A	10.155	10.322	6
2018	N/A	N/A	N/A	10.322	9.194	44
Fidelity® VIP Growth Portfolio - Service Class
2009	0.558	0.706	357	0.574	0.729	73,851
2010	0.706	0.865	284	0.729	0.895	68,635
2011	0.865	0.855	253	0.895	0.887	63,281
2012	0.855	0.967	248	0.887	1.006	58,114
2013	0.967	1.300	236	1.006	1.357	53,328
2014	1.300	1.426	208	1.357	1.493	53080
2015	1.426	1.507	233	1.493	1.583	49631
2016	1.507	1.498	196	1.583	1.578	43070
2017	1.498	1.997	183	1.578	2.109	45029
2018	1.997	1.965	183	2.109	2.083	43184

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Baron Growth Opportunities Fund - Service Class
2009	1.235	1.686	235	1.270	1.739	62,604
2010	1.686	2.103	191	1.739	2.176	56,237
2011	2.103	2.160	178	2.176	2.241	51,044
2012	2.160	2.521	146	2.241	2.624	44,950
2013	2.521	3.485	138	2.624	3.638	44,741
2014	3.485	3.607	124	3.638	3.777	39123
2015	3.607	3.390	117	3.777	3.561	35141
2016	3.390	3.533	108	3.561	3.722	30386
2017	3.533	4.437	84	3.722	4.688	27765
2018	4.437	4.207	72	4.688	4.459	26074
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
2009	2.094	2.548	962	2.167	2.646	119,624
2010	2.548	2.966	749	2.646	3.089	106,423
2011	2.966	2.852	651	3.089	2.979	94,872
2012	2.852	3.293	549	2.979	3.450	83,533
2013	3.293	3.843	489	3.450	4.038	74,646
2014	3.843	3.926	427	4.038	4.137	67575
2015	3.926	3.686	383	4.137	3.897	59932
2016	3.686	4.074	338	3.897	4.320	53841
2017	4.074	4.682	288	4.320	4.979	48700
2018	4.682	4.256	264	4.979	4.540	43580
LVIP BlackRock Emerging Markets Managed Volatility(5)
2014	N/A	N/A	N/A	10.111	9.299	57
2015	N/A	N/A	N/A	9.299	7.825	87
2016	N/A	N/A	N/A	7.825	8.289	5
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
2012	10.164	10.239	4	10.014	10.259	134
2013	10.239	9.264	32	10.259	9.309	2,351
2014	9.264	9.430	25	9.309	9.505	2040
2015	9.430	9.051	19	9.505	9.150	1701
2016	9.051	9.255	18	9.150	9.384	1384
2017	9.255	9.334	17	9.384	9.493	1174
2018	9.334	9.239	15	9.493	9.425	984
LVIP BlackRock Scientific Allocation Fund - Standard Class
2009	N/A	N/A	N/A	10.159	11.800	39
2010	N/A	N/A	N/A	11.800	12.968	88
2011	13.450	12.775	4	12.968	12.874	177
2012	12.775	14.036	4	12.874	14.187	223
2013	14.036	15.827	4	14.187	16.045	330
2014	15.827	16.346	3	16.045	16.621	311
2015	16.346	15.950	3	16.621	16.266	329
2016	15.950	16.476	3	16.266	16.853	302
2017	16.476	18.593	3	16.853	19.076	233
2018	18.593	17.367	3	19.076	17.871	209
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
2009	1.692	2.314	928	1.752	2.402	121,757
2010	2.314	2.543	751	2.402	2.648	109,239
2011	2.543	2.368	657	2.648	2.473	96,709
2012	2.368	2.720	587	2.473	2.849	85,587
2013	2.720	3.369	509	2.849	3.540	76,548
2014	3.369	3.504	439	3.540	3.693	69434
2015	3.504	3.505	353	3.693	3.705	62830
2016	3.505	3.414	340	3.705	3.620	56248
2017	3.414	4.250	295	3.620	4.520	51258
2018	4.250	4.014	264	4.520	4.282	46680
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
2014	10.191	10.127	1*	9.862	10.146	22
2015	10.127	9.576	1*	10.146	9.623	103
2016	9.576	9.666	1*	9.623	9.743	84
2017	N/A	N/A	N/A	9.743	12.111	109
2018	N/A	N/A	N/A	12.111	12.033	196

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate Fund - Standard Class
2009	4.720	6.421	4	4.743	6.472	887
2010	6.421	7.478	7	6.472	7.559	1,037
2011	7.478	6.741	8	7.559	6.835	1,075
2012	6.741	8.296	7	6.835	8.437	1,218
2013	8.296	8.459	5	8.437	8.629	1,198
2014	8.459	9.510	4	8.629	9.730	1320
2015	9.510	9.272	3	9.730	9.515	1128
2016	9.272	9.260	3	9.515	9.531	1027
2017	9.260	10.134	3	9.531	10.462	915
2018	10.134	9.168	2	10.462	9.493	795
LVIP Delaware Bond Fund - Standard Class
2009	7.038	8.260	303	7.286	8.576	38,003
2010	8.260	8.846	269	8.576	9.212	34,852
2011	8.846	9.398	227	9.212	9.817	31,351
2012	9.398	9.890	212	9.817	10.361	28,348
2013	9.890	9.537	161	10.361	10.021	23,494
2014	9.537	9.976	140	10.021	10.514	21309
2015	9.976	9.885	123	10.514	10.449	19082
2016	9.885	10.023	117	10.449	10.627	17010
2017	10.023	10.325	110	10.627	10.981	14902
2018	10.325	10.107	91	10.981	10.781	13046
LVIP Delaware Diversified Floating Rate Fund - Service Class
2011	9.769	9.746	1*	9.998	9.764	46
2012	9.746	10.001	7	9.764	10.050	86
2013	10.001	9.921	7	10.050	10.000	286
2014	9.921	9.830	1*	10.000	9.936	309
2015	9.830	9.608	1*	9.936	9.741	250
2016	9.608	9.676	1*	9.741	9.838	167
2017	9.676	9.768	1*	9.838	9.962	193
2018	9.768	9.643	1*	9.962	9.864	199
LVIP Delaware Social Awareness Fund - Standard Class
2009	4.834	6.203	603	5.004	6.440	84,422
2010	6.203	6.831	525	6.440	7.114	74,128
2011	6.831	6.785	462	7.114	7.088	65,963
2012	6.785	7.721	403	7.088	8.089	58,234
2013	7.721	10.341	374	8.089	10.867	52,708
2014	10.341	11.759	336	10.867	12.394	48209
2015	11.759	11.530	266	12.394	12.189	43793
2016	11.530	12.137	249	12.189	12.869	39120
2017	12.137	14.399	227	12.869	15.314	35479
2018	14.399	13.564	209	15.314	14.469	31646
LVIP Delaware Special Opportunities Fund - Standard Class
2009	11.061	14.241	118	11.450	14.786	26,915
2010	14.241	18.364	98	14.786	19.124	24,724
2011	18.364	17.183	87	19.124	17.949	21,921
2012	17.183	19.495	77	17.949	20.424	19,148
2013	19.495	25.743	64	20.424	27.051	17,401
2014	25.743	27.349	59	27.051	28.825	15752
2015	27.349	27.066	55	28.825	28.613	14184
2016	27.066	32.167	50	28.613	34.108	12707
2017	32.167	37.388	36	34.108	39.762	11439
2018	37.388	31.460	37	39.762	33.558	10135

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Wealth Builder Fund - Standard Class(6)
2009	2.711	3.532	266	2.806	3.667	38,853
2010	3.532	3.921	216	3.667	4.083	33,998
2011	3.921	3.792	205	4.083	3.961	29,982
2012	3.792	4.240	186	3.961	4.442	26,317
2013	4.240	5.032	159	4.442	5.288	23,521
2014	5.032	5.183	140	5.288	5.463	21304
2015	5.183	5.048	132	5.463	5.336	19247
2016	5.048	5.262	124	5.336	5.580	17209
2017	5.262	5.833	103	5.580	6.203	15661
2018	5.833	5.457	97	6.203	5.821	13977
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
2009	8.671	10.672	354	8.977	11.081	92,891
2010	10.672	11.896	289	11.081	12.389	78,825
2011	11.896	11.883	243	12.389	12.413	69,911
2012	11.883	13.526	192	12.413	14.171	62,001
2013	13.526	17.792	169	14.171	18.696	55,852
2014	17.792	19.876	154	18.696	20.949	50436
2015	19.876	19.225	140	20.949	20.324	45335
2016	19.225	21.711	133	20.324	23.021	40598
2017	21.711	25.904	121	23.021	27.550	36653
2018	25.904	23.704	112	27.550	25.286	32755
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
2014	N/A	N/A	N/A	9.992	9.497	55
2015	N/A	N/A	N/A	9.497	8.648	59
2016	N/A	N/A	N/A	8.648	8.769	64
2017	N/A	N/A	N/A	8.769	10.539	100
2018	N/A	N/A	N/A	10.539	9.480	115
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
2009	9.508	11.717	8	9.610	11.879	2,013
2010	11.717	12.780	8	11.879	12.995	1,914
2011	12.780	13.079	8	12.995	13.339	1,732
2012	13.079	14.172	7	13.339	14.497	1,524
2013	14.172	15.353	7	14.497	15.752	1,286
2014	15.353	16.018	6	15.752	16.484	1231
2015	16.018	15.495	6	16.484	15.994	971
2016	15.495	16.063	6	15.994	16.630	795
2017	16.063	17.519	4	16.630	18.192	681
2018	17.519	16.522	4	18.192	17.209	580
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
2009	8.573	10.918	7	8.666	11.070	2,630
2010	10.918	12.148	7	11.070	12.353	2,512
2011	12.148	11.990	6	12.353	12.230	2,383
2012	11.990	12.917	4	12.230	13.215	2,079
2013	12.917	14.477	4	13.215	14.855	1,796
2014	14.477	14.786	10	14.855	15.217	1638
2015	14.786	14.056	10	15.217	14.510	1437
2016	14.056	14.533	9	14.510	15.047	1212
2017	14.533	16.588	8	15.047	17.226	1022
2018	16.588	15.337	8	17.226	15.975	828
LVIP Global Income Fund - Standard Class
2009	N/A	N/A	N/A	10.064	10.779	202
2010	10.700	11.584	2	10.779	11.704	452
2011	11.584	11.559	4	11.704	11.714	659
2012	11.559	12.287	5	11.714	12.489	664
2013	12.287	11.786	4	12.489	12.016	601
2014	11.786	11.860	3	12.016	12.127	558
2015	11.860	11.470	1*	12.127	11.763	471
2016	N/A	N/A	N/A	11.763	11.705	379
2017	N/A	N/A	N/A	11.705	12.173	327
2018	N/A	N/A	N/A	12.173	12.281	283

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
2009	9.077	11.471	28	9.174	11.630	3,387
2010	11.471	12.677	22	11.630	12.891	3,392
2011	12.677	12.659	18	12.891	12.911	3,134
2012	12.659	13.694	14	12.911	14.008	2,857
2013	13.694	15.119	16	14.008	15.513	2,419
2014	15.119	15.542	10	15.513	15.995	2359
2015	15.542	14.823	10	15.995	15.301	1933
2016	14.823	15.267	6	15.301	15.806	1610
2017	15.267	17.227	6	15.806	17.889	1335
2018	17.227	16.081	6	17.889	16.749	1150
LVIP Government Money Market Fund - Standard Class
2009	3.026	2.996	219	3.133	3.111	37,520
2010	2.996	2.959	196	3.111	3.081	27,472
2011	2.959	2.921	173	3.081	3.052	23,481
2012	2.921	2.884	140	3.052	3.022	19,575
2013	2.884	2.848	73	3.022	2.993	17,639
2014	2.848	2.812	55	2.993	2.963	15457
2015	2.812	2.776	49	2.963	2.935	14536
2016	2.776	2.741	40	2.935	2.906	13608
2017	2.741	2.716	29	2.906	2.889	11649
2018	2.716	2.719	28	2.889	2.900	12424
LVIP JPMorgan Retirement Income Fund - Standard Class(7)
2009	5.100	6.184	291	5.279	6.420	45,372
2010	6.184	6.740	251	6.420	7.019	40,278
2011	6.740	6.802	202	7.019	7.105	35,892
2012	6.802	7.427	178	7.105	7.782	32,259
2013	7.427	8.016	161	7.782	8.423	28,728
2014	8.016	8.298	141	8.423	8.746	26095
2015	8.298	8.114	116	8.746	8.577	23546
2016	8.114	8.386	108	8.577	8.892	20831
2017	8.386	9.185	101	8.892	9.768	18762
2018	9.185	8.655	93	9.768	9.233	16634
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
2014	10.660	10.496	1*	9.899	10.516	92
2015	10.496	9.556	1*	10.516	9.606	110
2016	9.556	10.375	1*	9.606	10.462	157
2017	N/A	N/A	N/A	10.462	11.879	147
2018	N/A	N/A	N/A	11.879	10.373	116
LVIP Mondrian International Value Fund - Standard Class
2009	2.585	3.093	542	2.675	3.211	96,394
2010	3.093	3.128	355	3.211	3.257	83,941
2011	3.128	2.957	314	3.257	3.089	74,566
2012	2.957	3.200	271	3.089	3.352	65,736
2013	3.200	3.848	233	3.352	4.044	59,430
2014	3.848	3.702	195	4.044	3.902	54390
2015	3.702	3.516	182	3.902	3.716	49194
2016	3.516	3.609	175	3.716	3.827	43282
2017	3.609	4.323	178	3.827	4.597	38801
2018	4.323	3.777	136	4.597	4.029	34210
LVIP SSGA Bond Index Fund - Standard Class
2009	10.318	10.292	1*	10.018	10.310	190
2010	10.292	10.767	2	10.310	10.817	392
2011	10.767	11.414	7	10.817	11.501	664
2012	11.414	11.701	6	11.501	11.825	504
2013	11.701	11.253	3	11.825	11.407	361
2014	11.253	11.747	3	11.407	11.943	443
2015	11.747	11.624	7	11.943	11.853	424
2016	11.624	11.736	6	11.853	12.002	548
2017	11.736	11.953	6	12.002	12.261	483
2018	11.953	11.760	5	12.261	12.100	508

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Emerging Markets 100 Fund - Standard Class
2009	10.458	14.238	3	10.487	14.264	1,219
2010	14.238	17.957	8	14.264	18.042	1,664
2011	17.957	15.077	7	18.042	15.194	1,504
2012	15.077	16.766	9	15.194	16.946	1,466
2013	16.766	16.081	6	16.946	16.302	1,329
2014	16.081	15.338	5	16.302	15.596	1359
2015	15.338	12.560	2	15.596	12.809	1338
2016	12.560	14.311	2	12.809	14.639	1326
2017	14.311	17.496	4	14.639	17.946	1351
2018	17.496	15.141	3	17.946	15.580	1169
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class(8)
2009	8.090	10.445	5	8.177	10.589	1,199
2010	10.445	11.210	5	10.589	11.399	1,111
2011	11.210	11.090	3	11.399	11.311	956
2012	11.090	12.167	1*	11.311	12.446	831
2013	12.167	13.187	1*	12.446	13.531	674
2014	13.187	13.534	1*	13.531	13.928	599
2015	13.534	12.488	1*	13.928	12.890	561
2016	12.488	13.019	1*	12.890	13.479	490
2017	13.019	14.755	1*	13.479	15.322	412
2018	14.755	13.373	1*	15.322	13.929	359
LVIP SSGA International Index Fund - Standard Class
2009	11.763	12.438	1*	9.989	12.461	60
2010	12.438	13.142	2	12.461	13.207	105
2011	13.142	11.366	1*	13.207	11.456	94
2012	11.366	13.253	1*	11.456	13.398	129
2013	13.253	15.828	1*	13.398	16.048	158
2014	15.828	14.710	1*	16.048	14.960	186
2015	14.710	14.342	1*	14.960	14.630	250
2016	N/A	N/A	N/A	14.630	14.629	229
2017	N/A	N/A	N/A	14.629	18.059	259
2018	N/A	N/A	N/A	18.059	15.429	264
LVIP SSGA International Managed Volatility Fund - Standard Class
2016	N/A	N/A	N/A	10.137	10.147	83
2017	N/A	N/A	N/A	10.147	12.483	74
2018	N/A	N/A	N/A	12.483	10.850	78
LVIP SSGA S&P 500 Index Fund - Standard Class
2009	5.982	7.446	11	6.011	7.504	1,174
2010	7.446	8.432	13	7.504	8.524	1,206
2011	8.432	8.477	2	8.524	8.595	1,185
2012	8.477	9.677	2	8.595	9.841	1,170
2013	9.677	12.608	102	9.841	12.861	26,008
2014	12.608	14.116	79	12.861	14.442	24011
2015	14.116	14.097	72	14.442	14.465	22070
2016	14.097	15.550	59	14.465	16.005	20232
2017	15.550	18.661	53	16.005	19.264	18458
2018	18.661	17.564	47	19.264	18.186	16871
LVIP SSGA Small-Cap Index Fund - Standard Class
2009	5.982	7.441	4	6.011	7.499	505
2010	7.441	9.268	8	7.499	9.369	719
2011	9.268	8.730	6	9.369	8.852	595
2012	8.730	9.987	3	8.852	10.157	608
2013	9.987	13.595	19	10.157	13.868	3,817
2014	13.595	14.046	14	13.868	14.371	3281
2015	14.046	13.211	13	14.371	13.557	2915
2016	13.211	15.736	11	13.557	16.197	2662
2017	15.736	17.740	10	16.197	18.314	2372
2018	17.740	15.520	9	18.314	16.070	2156

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price 2010 Fund - Standard Class
2009	N/A	N/A	N/A	7.904	9.735	419
2010	N/A	N/A	N/A	9.735	10.743	436
2011	N/A	N/A	N/A	10.743	10.769	387
2012	N/A	N/A	N/A	10.769	11.572	336
2013	N/A	N/A	N/A	11.572	12.480	273
2014	N/A	N/A	N/A	12.480	12.946	248
2015	N/A	N/A	N/A	12.946	12.610	252
2016	N/A	N/A	N/A	12.610	13.038	241
2017	N/A	N/A	N/A	13.038	14.153	203
2018	N/A	N/A	N/A	14.153	13.420	177
LVIP T. Rowe Price 2020 Fund - Standard Class
2009	N/A	N/A	N/A	7.482	9.308	876
2010	N/A	N/A	N/A	9.308	10.324	1,035
2011	N/A	N/A	N/A	10.324	10.241	1,055
2012	N/A	N/A	N/A	10.241	10.989	1,017
2013	N/A	N/A	N/A	10.989	12.090	1,052
2014	N/A	N/A	N/A	12.090	12.495	1034
2015	N/A	N/A	N/A	12.495	12.097	984
2016	N/A	N/A	N/A	12.097	12.510	856
2017	N/A	N/A	N/A	12.510	13.874	761
2018	N/A	N/A	N/A	13.874	12.970	703
LVIP T. Rowe Price 2030 Fund - Standard Class
2009	N/A	N/A	N/A	7.157	9.066	370
2010	N/A	N/A	N/A	9.066	10.102	456
2011	N/A	N/A	N/A	10.102	9.945	543
2012	N/A	N/A	N/A	9.945	10.624	581
2013	N/A	N/A	N/A	10.624	11.963	629
2014	N/A	N/A	N/A	11.963	12.337	733
2015	N/A	N/A	N/A	12.337	11.889	710
2016	N/A	N/A	N/A	11.889	12.207	728
2017	N/A	N/A	N/A	12.207	13.714	772
2018	N/A	N/A	N/A	13.714	12.547	688
LVIP T. Rowe Price 2040 Fund - Standard Class
2009	N/A	N/A	N/A	6.553	8.495	138
2010	N/A	N/A	N/A	8.495	9.560	191
2011	N/A	N/A	N/A	9.560	9.326	210
2012	N/A	N/A	N/A	9.326	9.891	215
2013	N/A	N/A	N/A	9.891	11.412	221
2014	N/A	N/A	N/A	11.412	11.691	238
2015	N/A	N/A	N/A	11.691	11.202	252
2016	N/A	N/A	N/A	11.202	11.512	227
2017	N/A	N/A	N/A	11.512	13.065	249
2018	N/A	N/A	N/A	13.065	11.807	220
LVIP T. Rowe Price 2050 Fund - Standard Class
2011	N/A	N/A	N/A	9.867	9.212	3
2012	N/A	N/A	N/A	9.212	9.668	11
2013	N/A	N/A	N/A	9.668	11.394	26
2014	N/A	N/A	N/A	11.394	11.612	25
2015	N/A	N/A	N/A	11.612	11.066	37
2016	N/A	N/A	N/A	11.066	11.439	51
2017	N/A	N/A	N/A	11.439	13.262	34
2018	N/A	N/A	N/A	13.262	12.018	50

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
2009	1.039	1.500	383	1.075	1.558	90,051
2010	1.500	1.901	282	1.558	1.980	83,044
2011	1.901	1.804	246	1.980	1.884	74,640
2012	1.804	2.071	209	1.884	2.169	66,065
2013	2.071	2.755	185	2.169	2.895	61,124
2014	2.755	3.035	162	2.895	3.198	55932
2015	3.035	3.058	155	3.198	3.233	52247
2016	3.058	3.247	141	3.233	3.443	47528
2017	3.247	3.998	130	3.443	4.252	43913
2018	3.998	3.825	119	4.252	4.080	39425
LVIP Vanguard Domestic Equity ETF Fund - Service Class
2011	9.299	9.367	1*	9.982	9.385	54
2012	9.367	10.622	1*	9.385	10.674	195
2013	10.622	13.651	1*	10.674	13.759	352
2014	13.651	15.082	2	13.759	15.247	503
2015	15.082	14.804	2	15.247	15.011	468
2016	14.804	16.345	2	15.011	16.623	559
2017	16.345	19.341	2	16.623	19.729	606
2018	19.341	18.103	1*	19.729	18.522	519
LVIP Vanguard International Equity ETF Fund - Service Class
2011	N/A	N/A	N/A	10.022	8.374	55
2012	8.965	9.821	1*	8.374	9.869	169
2013	9.821	11.095	1*	9.869	11.183	263
2014	11.095	10.415	1*	11.183	10.531	357
2015	10.415	9.953	1*	10.531	10.094	476
2016	9.953	10.164	2	10.094	10.339	517
2017	10.164	12.840	1*	10.339	13.101	673
2018	12.840	10.783	1*	13.101	11.035	625
MFS® VIT Utilities Series - Initial Class
2009	1.198	1.575	778	1.225	1.616	111,551
2010	1.575	1.769	554	1.616	1.821	93,000
2011	1.769	1.865	517	1.821	1.925	84,484
2012	1.865	2.089	458	1.925	2.162	72,640
2013	2.089	2.485	426	2.162	2.580	65,551
2014	2.485	2.765	390	2.580	2.880	62360
2015	2.765	2.333	332	2.880	2.437	52358
2016	2.333	2.567	318	2.437	2.690	45948
2017	2.567	2.909	280	2.690	3.058	39623
2018	2.909	2.902	267	3.058	3.059	33897
Neuberger Berman AMT Mid Cap Growth(1)
2009	0.864	1.123	390	0.889	1.158	85,655
2010	1.123	1.431	328	1.158	1.480	78,477
2011	1.431	1.419	311	1.480	1.472	68,120
2012	1.419	1.574	295	1.472	1.638	58,166
2013	1.574	1.800	228	1.638	1.875	5,346
PIMCO VIT Total Return Portfolio - Administrative Class
2011	10.010	10.008	6	10.000	10.027	504
2012	10.008	10.826	11	10.027	10.879	1,312
2013	10.826	10.477	8	10.879	10.560	1,266
2014	10.477	10.783	7	10.560	10.901	1232
2015	10.783	10.692	6	10.901	10.841	1040
2016	10.692	10.836	5	10.841	11.021	975
2017	10.836	11.222	5	11.021	11.448	917
2018	11.222	11.017	4	11.448	11.273	835
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(3) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Core Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.

(5) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed volatility Fund Subaccount.
(6) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(7) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Wealth Builder Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.
(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B—Discontinued Living Benefit Riders
The Living Benefit Riders described in this Appendix are unavailable for purchase. This Appendix contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders. The riders described below, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity® Advantage, and 4LATER® Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage). You may not own more than one Living Benefit Rider at a time. If you own a Living Benefit Rider, you will be subject to Investment Requirements (see Investment Requirements in the prospectus). Since these Living Benefit Riders are no longer available for purchase, you should carefully consider whether the termination of a rider is the best decision for you. Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.
i4LIFE® Advantage and the Guaranteed Income Benefit are described in detail in the prospectus (see The Contracts — Living Benefit Riders).
Charges and Deductions for Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage 2.0 is an older version of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) which is still currently available. For more information about Lincoln Lifetime IncomeSM Advantage 2.0 please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The charge rates for the riders listed above are:
	Current Initial Annual Charge Rate		Guaranteed Maximum Annual Charge Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0	1.05% (0.2625% quarterly)	1.25% (0.3125% quarterly)	2.00%	2.00%

The charge:
•	is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, Enhancements, and as decreased for Excess Withdrawals; and
•	may increase every Benefit Year upon an Automatic Annual Step-up or an Enhancement. (You may opt out of this increase – see details below.)
The charge will be deducted from the Contract Value on a quarterly basis. The first deduction of the charge will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Income Base.
The charge rate can change each time there is an Automatic Annual Step-up. Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual charge rate. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders.
The charge will be discontinued upon termination of the rider. However, a portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further charge will be deducted.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider (for Nonqualified Contracts or IRAs only). If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
The initial charge is a percentage of the greater of the Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.302% for the EGMDB and 1.002% for the Account Value Death Benefit. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is a 65-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.
1/1/14 Initial i4LIFE® Advantage Account Value $100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 $125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) ($125,000 x 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is assessed against the Income Base since it is larger than the Account Value $1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI) $5,173
1/2/14 Initial Guaranteed Income Benefit (4% x $125,000 Income Base) $5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value) $6,900
1/2/15 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment) $5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) ($1,312.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit] $1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (version 4) charge.)

Continuing the above example:
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) $1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase) $7,400
1/2/16 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment) $5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) ($1,358.44 x ($5,550/$5,175) x (1.15%/1.05%)) $1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).
If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
Lincoln Lifetime IncomeSM Advantage Charge (for Nonqualified Contracts or IRAs only). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
Since the Automatic Annual Step-up could increase your Guaranteed Amount every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 1.50%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Guaranteed Amount will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers (for Nonqualified Contracts or IRAs only). For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.802% for the i4LIFE® Advantage Account Value Death Benefit; and 2.152% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln SmartSecurity® Advantage Charge (for Nonqualified Contracts or IRAs only) (This rider is no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to May 20, 2013, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to May 20, 2013, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the

Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (for Nonqualified Contracts or IRAs only). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage (for Nonqualified Contracts or IRAs only). The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.952% for the i4LIFE® Advantage Account Value

Death Benefit; and 2.302% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage 2.0 (for Nonqualified Contracts or IRAs only)
Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit Rider that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	A 5% Enhancement to the Income Base if certain criteria are met, as set forth below;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Guaranteed Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse if the joint life option is chosen.
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base). For example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (as described later in this prospectus).
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges.
5% Enhancement. You are eligible for a 5% Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary during an Enhancement Period, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in that preceding Benefit Year; and
c. the rider is within the Enhancement Period described below.
The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs.
If you decline an Automatic Annual Step-up during the Enhancement Period, you will continue to be eligible for the 5% Enhancements as long as you meet the conditions listed above. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in that preceding Benefit Year. If you are eligible (as defined above) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Income Base will not be less than $120,750 (= $115,000 x 1.05).
Consider a further additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
This additional Purchase Payment is not eligible for the enhancement on the first Benefit year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for the 5% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Income Base will not be less than $130,750 (= $115,000 x 1.05 + $10,000).
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides an increase equal or greater than what the 5% Enhancement provides, you will not receive the 5% Enhancement. It is possible that this could happen each Benefit Year (because the Automatic Annual Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
Automatic Annual Step-ups. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge rate. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the original Enhancement Period. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement impact the Income Base and the potential for the charge to increase or decrease (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 at age 58 (single life option), your Guaranteed Annual Income percentage is 4.25% (see the table below). If you waited until you were age 65 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5.25%. During the first Benefit Year, the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	4.00%	55 – 64	4.00%
59 +	5.00%	65 +	5.00%

If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The example assumes a 4.50% Guaranteed Annual Income rate and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4.50%)	$9,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$9,000
Contract Value after withdrawal ($210,000 - $9,000)	$201,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4.50%)	$8,713
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,713 (4.25% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,125 (4.25% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $2,700 ($2,250 + 4.50% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is 65 or older (joint life option), and once is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive dates. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal had been taken since the riders effective date, the Nursing Home Enhancement will be available when the Contractowner/Annuitant is age 65 or the youngest of the Contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 65 or the youngest of the Contractowner and spouse is age 65 (joint life option).
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,643 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,613 (4.25% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,613 is within the Guaranteed Annual Income amount, $8,387 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,613 and the Income Base is not reduced:
Contract Value = $56,387 ($60,000 - $3,613)
Income Base = $85,000
The Contract Value is also reduced by the $8,387 Excess Withdrawal and the Income Base is reduced by 14.875%, the same proportion by which the Excess Withdrawal reduced the $56,387 Contract Value ($8,387 ÷ $56,387)
Contract Value = $48,000 ($56,387 - $8,387)
Income Base = $72,357 ($85,000 x 14.875% = $12,644; $85,000 - $12,644 = $72,356)
Guaranteed Annual Income amount = $3,075 (4.25% of $72,356 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:

Contract Value = $43,000
Income Base = $72,356
Guaranteed Annual Income amount = $3,075 (4.25% x $72,356)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,825 Guaranteed Annual Income amount is not subject to surrender charges; the $8,175 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph); and
4. This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Guaranteed Annual Income Amount Annuity Payout Option. The Guaranteed Annual Income Amount Annuity Payout Option (“GAIAAPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Guaranteed Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the GAIAAPO. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the GAIAAPO.
Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
If you are receiving the GAIAAPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment. The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the GAIAAPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, this rider will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life

(through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 rider, if available, under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	on the date the Contractowner is changed due to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage 2.0 may decide later to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.
You should consider that the i4LIFE® Advantage Guarantee of Principal Death Benefit is not available with this product. You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.
Lincoln Lifetime IncomeSM Advantage (for Nonqualified Contracts or IRAs only)
The Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below.
By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (or your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider is elected at contract issue, then the rider will be effective on the contract’s effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If you Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$75,000	Charge will be the current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions.

If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For contracts purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/ Annuitant (single life option) is 59 or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the Rider is based on the Guaranteed Amount.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary.
If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59 (single life) or 65 (joint life):

	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:
1)	any withdrawal was made prior to age 59 (single life) or age 65 (joint life);
2)	an Excess Withdrawal (defined below) has occurred; or
3)	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.
This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this Step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.
The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue automatically for your life (and your spouse if applicable) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59 (single life option) or age 65 (joint life option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59 and the Contractowner and spouse (joint life) are both older than 65):

	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph); and
4. No withdrawals are made before age 55 (the younger of you or your spouse).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and
3.	The 200% Step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 ÷ $55,000)
Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 = $69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Withdrawals before age 59/65. If any withdrawal is made prior to the time the Contractowner, is age 59 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary. (see the 5% Enhancement section above); and
4.	The 200% Step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59 for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.
In a declining market, withdrawals prior to age 59 (or 65 if joint life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount, (plus any Purchase Payments made within 90 days of the rider effective date) over your current Contract Value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59) to receive Maximum Annual Withdrawal amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
General Provisions.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;

•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we may offer in the future.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage may decide to later carry over their Guaranteed Amount to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement Date. Guaranteed Income Benefit (version 3) is available for Lincoln Lifetime IncomeSM Advantage riders purchased on or after October 6, 2008 and prior to October 31, 2010. Guaranteed Income Benefit (version 2) is available for Lincoln Lifetime IncomeSM Advantage riders purchased prior to October 6, 2008. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln SmartSecurity® Advantage (for Nonqualified Contracts or IRAs only)
Lincoln SmartSecurity® Advantage provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
If the benefit was elected at contract issue, then the rider was effective on the contract’s effective date. If the benefit was elected after the contract was issued, the rider was effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment . If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to stepup the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a

Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract.
If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if:
•	Lincoln’s automatic withdrawal services is used to calculate the RMD;
•	The RMD calculation must be based only on the value in this contract;
•	No withdrawals other than RMD’s are made within the Benefit Year; and
•	This contract is not a beneficiary IRA.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal; less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1. Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2. The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3. The new Guaranteed Amount ($53,000).

The lesser of these three items is $2,650.
In a declining market, Excess Withdrawals may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Excess Withdrawals will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
the Contractowner (and spouse if applicable) is age 65;	a.
the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and	b.
you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.	c.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln SmartSecurity® Advantage may decide to later carry over their Guaranteed Amount to i4LIFE® Advantage Guaranteed Income Benefit (version 4). The charge (see Expense Table C), Guaranteed Income Benefit percentages, Access Period requirements, and Investment Requirements will be those that currently apply to new elections of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
4LATER® Advantage (for Nonqualified Contracts or IRAs only)
4LATER® Advantage (or “4LATER®”) provides protection against market loss for your i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage includes the calculation of an Income Base (described below), prior to the time Regular Income Payments begin, which is then used to establish a minimum payout floor for the Regular Income Payments. The minimum payout floor called the 4LATER® Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE® Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements – Option 1. 4LATER® Advantage is available for nonqualified contracts and IRAs only. This rider is no longer available for purchase.
4LATER® Advantage Prior to i4LIFE® Advantage
The following discussion covers the operation of 4LATER® Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE® Advantage Regular Income Payments begin.
Income Base. The Income Base is a value established when you purchase 4LATER® Advantage and will only be used to calculate the 4LATER® Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® Advantage at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER® Advantage after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® Advantage rider effective date. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.
As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Advantage rider effective date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the future Income Base. The 4LATER® Advantage charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Advantage rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Advantage rider Effective Date and more than 90 days after the contract effective date will increase the future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) + ($10,000 x 100%) +
		(10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Advantage rider effective date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,893	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Advantage rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Advantage rider effective date and starting with each anniversary of the 4LATER® Advantage rider effective date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
4LATER® Advantage Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under the 4LATER® Advantage or the Contract Value will be used to calculate the 4LATER® Advantage Guaranteed Income Benefit. The 4LATER® Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® Advantage rider. If the Contract Value is used to establish the 4LATER® Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Advantage Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
4LATER® Guaranteed Income Benefit	$5,692
i4LIFE® Regular Income Payment	$5,280
i4LIFE® Account Value before payment	$80,000
Regular Income Payment	$(5,280)
Additional payment for 4LATER® Guaranteed Income Benefit	$(412)
i4LIFE® Account Value after payment	$74,308
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Advantage Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Advantage Guaranteed Income Benefit for as long as the Annuitant (or for nonqualified contracts, the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Advantage Guaranteed Income Benefit, the 4LATER® Advantage Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Advantage Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Under 4LATER® Advantage, additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.
Termination. After the later of the third anniversary of the 4LATER® Advantage rider Effective Date or the most recent reset, the 4LATER® Advantage rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® Advantage will automatically terminate upon any of the following events:
•	termination of the contract to which this 4LATER® Advantage rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner); or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® Advantage rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future. You may be able to elect an available version of the Guaranteed Income Benefit, if available, after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

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Appendix C — Guaranteed Income Benefit Percentages for Previous Rider Elections
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.
i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

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Multi-Fund®
Lincoln National Variable Annuity Account C (VAA)  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2019. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-454-6265.

This SAI is not a prospectus.
The date of this SAI is May 1, 2019.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln National Variable Annuity Account C, as of December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $50,220,013, $42,343,761 and $31,552,513 to LFN and Selling Firms in 2016, 2017 and 2018 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
B-2

•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables (modified) for the single premium, periodic premium and flexible premium Multi-Fund® 2 and 3 annuity contracts and the 1983 Table “a” Individual Annuity Mortality Tables for flexible premium annuity contract Multi-Fund® 4, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
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A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade
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names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S& P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $10,000 over any time period between 12 and 36 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in
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AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $5,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross-Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross-reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
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Financial Statements
The December 31, 2018 financial statements of the VAA and the December 31, 2018 consolidated financial statements of Lincoln Life appear on the following pages.
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The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2018 and 2017, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2019

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2018	2017
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2018 – $91,219; 2017 – $85,802)	$92,787	$93,340
Equity securities (cost: 2017 – $247)	-	246
Trading securities	1,869	1,533
Equity securities	99	-
Mortgage loans on real estate	13,190	10,662
Real estate	11	11
Policy loans	2,491	2,379
Derivative investments	1,081	845
Other investments	1,951	2,006
Total investments	113,479	111,022
Cash and invested cash	1,848	947
Deferred acquisition costs and value of business acquired	10,308	8,408
Premiums and fees receivable	568	394
Accrued investment income	1,087	1,052
Reinsurance recoverables	19,826	6,515
Reinsurance related embedded derivatives	188	-
Funds withheld reinsurance assets	563	598
Goodwill	1,782	1,368
Other assets	16,663	7,349
Separate account assets	132,833	144,219
Total assets	$299,145	$281,872

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$33,884	$22,063
Other contract holder funds	90,573	79,481
Short-term debt	288	10
Long-term debt	2,401	2,374
Reinsurance related embedded derivatives	-	51
Funds withheld reinsurance liabilities	4,860	4,348
Payables for collateral on investments	4,786	4,354
Other liabilities	13,201	6,527
Separate account liabilities	132,833	144,219
Total liabilities	282,826	263,427

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,237	10,713
Retained earnings	4,423	4,405
Accumulated other comprehensive income (loss)	659	3,327
Total stockholder’s equity	16,319	18,445
Total liabilities and stockholder’s equity	$299,145	$281,872

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Insurance premiums	$4,362	$3,018	$2,579
Fee income	5,733	5,369	5,171
Net investment income	4,844	4,760	4,631
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(7)	(18)	(141)
Portion of loss recognized in other comprehensive income	-	-	41
Net other-than-temporary impairment losses on securities recognized in earnings	(7)	(18)	(100)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(85)	(438)	(410)
Total realized gain (loss)	(92)	(456)	(510)
Amortization of deferred gain on business sold through reinsurance	4	18	69
Other revenues	507	439	403
Total revenues	15,358	13,148	12,343
Expenses
Interest credited	2,589	2,558	2,527
Benefits	6,144	4,818	4,247
Commissions and other expenses	4,583	3,967	4,005
Interest and debt expense	136	126	116
Strategic digitization expense	76	43	8
Impairment of intangibles	-	905	-
Total expenses	13,528	12,417	10,903
Income (loss) before taxes	1,830	731	1,440
Federal income tax expense (benefit)	257	(1,287)	267
Net income (loss)	1,573	2,018	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(3,314)	1,547	692
Funded status of employee benefit plans	2	(2)	(1)
Total other comprehensive income (loss), net of tax	(3,312)	1,545	691
Comprehensive income (loss)	$(1,739)	$3,563	$1,864

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Common Stock
Balance as of beginning-of-year	$10,713	$10,696	$10,677
Capital contributions from Lincoln National Corporation	500	-	-
Stock compensation/issued for benefit plans	24	17	19
Balance as of end-of-year	11,237	10,713	10,696

Retained Earnings
Balance as of beginning-of-year	4,405	3,342	3,118
Cumulative effect from adoption of new accounting standards	(644)	-	-
Net income (loss)	1,573	2,018	1,173
Dividends declared	(911)	(955)	(949)
Balance as of end-of-year	4,423	4,405	3,342

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,327	1,782	1,091
Cumulative effect from adoption of new accounting standards	644	-	-
Other comprehensive income (loss), net of tax	(3,312)	1,545	691
Balance as of end-of-year	659	3,327	1,782
Total stockholder’s equity as of end-of-year	$16,319	$18,445	$15,820

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Cash Flows from Operating Activities
Net income (loss)	$1,573	$2,018	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(108)	(17)	55
Trading securities purchases, sales and maturities, net	(120)	120	165
Change in premiums and fees receivable	(87)	34	(49)
Change in accrued investment income	(6)	19	8
Change in future contract benefits and other contract holder funds	1,105	(2,062)	(2,036)
Change in reinsurance related assets and liabilities	(1,233)	1,001	542
Change in accrued expenses	(99)	86	26
Change in federal income tax accruals	65	(1,502)	146
Realized (gain) loss	92	456	511
Amortization of deferred (gain) loss on business sold through reinsurance	(4)	(18)	(69)
Change in cash management agreement	329	(277)	(66)
Impairment of intangibles	-	905	-
Other	88	91	236
Net cash provided by (used in) operating activities	1,595	854	642

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(12,406)	(9,887)	(10,791)
Sales of available-for-sale securities and equity securities	3,191	1,773	3,076
Maturities of available-for-sale securities	6,348	5,790	5,290
Purchase of common stock in acquisition, net of cash acquired	(1,410)	-	-
Sale of business, net	(12)	-	-
Purchases of alternative investments	(314)	(357)	(302)
Sales and repayments of alternative investments	178	184	238
Proceeds from affiliate transfer of alternative investments	-	66	-
Issuance of mortgage loans on real estate	(2,920)	(2,047)	(2,127)
Repayment and maturities of mortgage loans on real estate	1,048	1,145	877
Issuance and repayment of policy loans, net	20	49	91
Net change in collateral on investments, derivatives and related settlements	654	(374)	435
Other	(191)	(123)	(99)
Net cash provided by (used in) investing activities	(5,814)	(3,781)	(3,312)

Cash Flows from Financing Activities
Capital contributions from Lincoln National Corporation	500	-	-
Payment of long-term debt, including current maturities	(13)	(290)	(250)
Issuance of long-term debt, net of issuance costs	13	75	-
Issuance (payment) of short-term debt	278	(270)	190
Proceeds from sales leaseback transaction	88	62	85
Deposits of fixed account values, including the fixed portion of variable	13,616	10,775	10,030
Withdrawals of fixed account values, including the fixed portion of variable	(5,957)	(5,764)	(5,449)
Transfers to and from separate accounts, net	(2,469)	(1,787)	(1,308)
Common stock issued for benefit plans	(25)	(29)	(22)
Dividends paid	(911)	(955)	(949)
Net cash provided by (used in) financing activities	5,120	1,817	2,327

Net increase (decrease) in cash, invested cash and restricted cash	901	(1,110)	(343)
Cash, invested cash and restricted cash as of beginning-of-year	947	2,057	2,400
Cash, invested cash and restricted cash as of end-of-year	$1,848	$947	$2,057

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Liberty Life Assurance Company of Boston (“Liberty Life” or “LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of LLACB.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

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State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

As of January 1, 2018, equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, deferred losses on business sold through reinsurance and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and the value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  See Note 3 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes a deferred gain on business sold through reinsurance attributable to our annuity reinsurance agreement with Athene Holding Ltd. (“Athene”) effective October 1, 2018.  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.  During 2012 and 2013, we completed reinsurance transactions whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2018 and 2017, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $56 million, $57 million and $59 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2016 through 2018 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers and all related amendments

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services and defines a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although the standard and all related amendments supersede nearly all existing revenue recognition guidance under GAAP, the guidance does not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.

January 1, 2018

We adopted the standard and all related amendments using the modified retrospective method.  Our primary sources of revenue are recognized in accordance with ASC Topic 944, Financial Services – Insurance; as such, revenue within the scope of the new standard primarily includes commissions and advisory fees earned by our broker-dealer operation, as well as group protection administrative service fees.  The adoption did not have a material impact on our consolidated financial condition, results of operations, stockholder’s equity or cash flows.  There were no material changes in the timing or measurement of revenues based upon the guidance.  As a result, there is no cumulative effect on retained earnings.  For more information, see Note 21.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  The guidance does not apply to Federal Home Loan Bank (“FHLB”) stock.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.

January 1, 2018

At the time of adoption, we had equity securities classified as AFS with a total carrying value of $246 million.  We classified, prospectively, $110 million of equity securities within the scope of this ASU in a separate line on our Consolidated Balance Sheets.  The remaining securities, consisting of $136 million of FHLB stock, are classified in other investments on our Consolidated Balance Sheets and carried at cost.  The cumulative effect adjustment of adopting this ASU did not have a material impact on our consolidated financial condition or results of operations.

ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments require a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (“Tax Act”) of 2017.  The amount of the reclassification is equal to the impact of the change in deferred taxes related to amounts recorded in AOCI resulting from the change in the statutory corporate tax rate from 35% to 21%.  Early adoption is permitted and retrospective application is required.

		January 1, 2018	We retrospectively reclassified $644 million of stranded tax effects from AOCI to retained earnings in the period of adoption.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

The adoption of this standard and related amendments will result in the recognition of approximately $200 million in right-of-use assets and lease liabilities on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods will continue to be measured and presented under historical guidance, and only the period of adoption will be subject to this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our consolidated financial condition and results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our consolidated financial condition and results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  Early adoption is permitted.

		January 1, 2021	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

As previously announced, on May 1, 2018, we completed the acquisition of 100% of the capital stock of Liberty Life, which operates a group benefits business (“Liberty Group Business”) and individual life and individual and group annuity business (the “Liberty Life Business”), from Liberty Mutual Insurance Company in a transaction accounted for under the acquisition method of accounting pursuant to Business Combinations Topic 805 (“Topic 805”).  The acquisition enables us to increase our market share within the group protection marketplace.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 22, 2018, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

Liberty Life’s excess capital of $1.8 billion was paid to Liberty Mutual Insurance Company through an extraordinary dividend at the acquisition date.  We paid $1.5 billion of cash to Liberty Mutual Insurance Company to acquire the Liberty Group Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs are included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The acquisition date fair values of certain assets and liabilities, including future contract benefits, intangible assets and related weighted average expected lives, commercial mortgage loans, reinsurance recoverables and deferred income taxes, are provisional and subject to revision within one year of the acquisition date.  Since the May 1, 2018 acquisition date, we have adjusted provisional assets acquired by $(5) million and provisional liabilities acquired by $27 million for an increase in provisional goodwill of $32 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  As such, our estimates of fair values are pending finalization, which may result in adjustments to goodwill.  The following table presents the preliminary fair values (in millions) of the net assets acquired related to the Liberty Group Business as of December 31, 2018:

Preliminary
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	144
Separate account liabilities	99
Total liabilities assumed	$3,219

Net identifiable assets acquired	$1,103
Goodwill	414
Net assets acquired	$1,517

Identifiable Intangible Assets

The following table presents the fair value of identifiable intangible assets acquired (dollars in millions):

		Weighted-
		Average
		Amortization
	Fair Value	Period
VOCRA	$576	20
VODA	31	13
VOBA	30	3
Insurance licenses	3	N/A
Total identifiable intangible assets	$640

VOCRA and VODA are included in other assets on our Consolidated Balance Sheets and reflect the estimated fair value of these intangible assets related to the Liberty Group Business as of May 1, 2018.  The value of the identifiable intangible assets was estimated using a discounted cash flow method.  Significant inputs to the valuation models include estimates of expected premiums, persistency rates, investment returns, claim costs, expenses and discount rates based on a weighted average cost of capital.  The carrying values of VOCRA and VODA are amortized using a straight-line method and reviewed at least annually for indicators of impairment in value that are other-than-temporary.

For information on VOBA, see Notes 1 and 8.

The value of insurance licenses acquired was estimated using the comparable transaction method under the market approach based on arms-length transactions in which certificate authority companies with life and health insurance licenses were purchased.  The value of insurance licenses has an indefinite useful life.

Goodwill

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from assets acquired and liabilities assumed that could not be individually identified.  The goodwill recorded as part of the acquisition is attributable to expected synergies and other benefits that management believes will result from the acquisition, including an increase in distribution strength.  The goodwill resulting from the acquisition was allocated to the Group Protection segment.  The goodwill is not expected to be deductible for income tax purposes.  For more information on goodwill, see Notes 1 and 10.

Future Contract Benefits

Unpaid claims acquired reflected within future contract benefits were recorded at estimated fair value.  The reserve discount rate was based on the investment yield of the assets acquired with adjustments for risk margin.  The actuarial classifications and methodologies were adjusted to be consistent with our accounting policies and reserve methodologies.

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080

Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

Reinsurance

Pursuant to the reinsurance agreements, the Liberty Life Business was sold to Protective for a ceding commission of $423 million.  Our amounts recoverable from reinsurers increased significantly to $19.8 billion as of December 31, 2018, from $6.5 billion as of December 31, 2017, primarily as a result of this reinsurance transaction.  As such, Protective now represents our largest reinsurance exposure.  As we are not relieved of our liability, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance recoverable from Protective.  To support its obligations under the reinsurance agreements, Protective has established trust accounts for our benefit that fully collateralize the related reinsurance recoverable.  We recorded a deferred tax asset attributed to a tax loss carryforward arising from the reinsurance transaction with Protective.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2018, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.7 billion and $1.4 billion as of December 31, 2018 and 2017, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $20 million and $31 million as of December 31, 2018 and 2017, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $1 million and $3 million for the years ended December 31, 2018 and 2017, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2018.

5.  Investments

AFS Securities

In 2018, we adopted ASU 2016-01, which resulted in a new classification and measurement of our equity securities.  See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
ABS	898	42	6	(14)	948
U.S. government bonds	361	27	2	-	386
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
CLOs	1,746	3	24	(5)	1,730
State and municipal bonds	4,498	703	17	-	5,184
Hybrid and redeemable preferred securities	568	44	33	-	579
Total AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity AFS securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2018, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,607	$3,636
Due after one year through five years	16,429	16,449
Due after five years through ten years	18,366	18,271
Due after ten years	46,264	47,786
Subtotal	84,666	86,142
Structured securities (ABS, MBS, CLOs)	6,553	6,645
Total fixed maturity AFS securities	$91,219	$92,787

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
ABS	113	2	136	13	249	15
U.S. government bonds	70	1	23	1	93	2
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
CLOs	1,124	21	103	3	1,227	24
State and municipal bonds	376	7	92	10	468	17
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of AFS securities in an unrealized loss position						3,360

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity AFS securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities increased by $1.9 billion for the year ended December 31, 2018.  As discussed further below, we believe the unrealized loss position as of December 31, 2018, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2018, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2018, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$358	$411	$363
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	5	13	83
Credit losses on securities for which an
OTTI was previously recognized	2	7	16
Decreases attributable to:
Securities sold, paid down or matured	(28)	(73)	(51)
Balance as of end-of-year	$337	$358	$411

During 2018,  2017 and 2016, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2018 and 2017, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2018 and 2017, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2018 and 2017, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and $3.4 billion, respectively, and a fair value of $2.9 billion and $3.4 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2018 and 2017, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2018 and 2017, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2018	2017
Fixed maturity securities:
Corporate bonds	$1,559	$1,250
ABS	17	15
U.S. government bonds	43	115
Foreign government bonds	23	23
RMBS	78	85
CMBS	7	2
CLOs	104	3
State and municipal bonds	16	17
Hybrid and redeemable preferred securities	22	23
Total trading securities	$1,869	$1,533

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2018,  2017 and 2016, was $(55) million, $8 million and $(3) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2018			As of December 31, 2017
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$12,959	$239	$13,198	$10,662	$-	$10,662
60 to 90 days past due	-	1	1	-	-	-
Greater than 90 days past due	-	-	-	3	-	3
Valuation allowance	-	-	-	(3)	-	(3)
Unamortized premium (discount)	(17)	8	(9)	-	-	-
Total carrying value	$12,942	$248	$13,190	$10,662	$-	$10,662

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

For our commercial mortgage loans, no specifically identified loans were impaired as of December 31, 2018.  Three mortgage loans were impaired as of December 31, 2017, with an aggregate principal balance of $11 million for which a specific valuation allowance of $3 million was established resulting in a net carrying value of $8 million.

For our residential mortgage loans, no specifically identified loans were impaired as of December 31, 2018 or 2017.  The general allowance established on residential mortgage loans as of December 31, 2018, was less than $1 million.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$3	$2	$2
Additions	-	1	-
Charge-offs, net of recoveries	(3)	-	-
Balance as of end-of-year	$-	$3	$2

The average carrying value for impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Average carrying value for impaired
mortgage loans on real estate	$5	$6	$6
Interest income recognized on impaired
mortgage loans on real estate	1	-	-
Interest income collected on impaired
mortgage loans on real estate	1	-	-

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018			As of December 31, 2017
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$11,656	90.1%	2.30	$9,563	89.7%	2.27
65% to 74%	1,234	9.5%	1.76	1,000	9.4%	1.94
75% to 100%	52	0.4%	1.03	91	0.8%	0.97
Greater than 100%	-	0.0%	0.00	8	0.1%	0.82
Total	$12,942	100.0%		$10,662	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$247	99.6%	$-	0.0%
Nonperforming	1	0.4%	-	0.0%
Total	$248	100.0%	$-	0.0%

Our commercial mortgage loan portfolio is geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 23% and 21% of commercial mortgage loans on real estate as of December 31, 2018 and 2017, respectively, and Texas, which accounted for 12% of commercial mortgage loans on real estate as of December 31, 2018 and 2017.

Our residential mortgage loan portfolio is geographically diversified throughout the U.S. with the largest concentrations in California and Florida, which accounted for 34% and 19%, respectively, of residential mortgage loans on real estate as of December 31, 2018.  We did not have residential mortgage loan exposure as of December 31, 2017.

Alternative Investments

As of December 31, 2018 and 2017, alternative investments included investments in 234 and 221 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities	$4,129	$4,048	$4,019
Equity AFS securities	-	12	11
Trading securities	79	88	94
Equity securities	4	-	-
Mortgage loans on real estate	492	433	413
Real estate	1	1	1
Policy loans	122	134	139
Invested cash	23	11	12
Commercial mortgage loan prepayment
and bond make-whole premiums	78	138	115
Alternative investments	222	165	75
Consent fees	4	6	5
Other investments	24	5	4
Investment income	5,178	5,041	4,888
Investment expense	(334)	(281)	(257)
Net investment income	$4,844	$4,760	$4,631

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities: (1)
Gross gains	$36	$17	$65
Gross losses	(80)	(43)	(128)
Gross OTTI	(7)	(20)	(99)
Equity AFS securities:
Gross gains	-	6	8
Gross OTTI	-	-	(1)
Gain (loss) on other investments (2)	(15)	(10)	(62)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(22)	(21)	(24)
Total realized gain (loss) related to certain investments	(88)	(71)	(241)
Realized gain (loss) on the mark-to-market on certain instruments (3)	251	(155)	(66)
Indexed annuity and IUL contracts net derivatives results: (4)
Gross gain (loss)	(51)	(22)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	12	(2)	(4)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(184)	(174)	(166)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(92)	$(456)	$(510)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.
(2)	Includes market adjustments on equity securities still held of $(17) million for the year ended December 31, 2018.
(3)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(4)

Represents the net difference between the change in fair value of the S&P 500 Index® (“S&P 500”) call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(5)	$(13)	$(80)
ABS	(1)	(2)	(5)
RMBS	(1)	(2)	(10)
CMBS	-	(2)	(1)
State and municipal bonds	-	(1)	(3)
Total fixed maturity AFS securities	(7)	(20)	(99)
Equity AFS securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(7)	(20)	(100)
Associated amortization of DAC, VOBA, DSI and DFEL	-	2	-
Net OTTI recognized in net income (loss)	$(7)	$(18)	$(100)

We recognized less than $1 million of OTTI in OCI for the years ended December 31, 2018 and 2017.  We recognized $53 million of gross OTTI in OCI, offset by $12 million for the change in DAC, VOBA, DSI and DFEL, for the year ended December 31, 2016.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$616	$616	$701	$701
Securities pledged under securities lending agreements (2)	88	85	222	213
Securities pledged under repurchase agreements (3)	152	157	531	554
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,930	5,923	2,900	4,235
Total payables for collateral on investments	$4,786	$6,781	$4,354	$5,703

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2018	2017	2016
Collateral payable for derivative investments	$(85)	$(112)	$(481)
Securities pledged under securities lending agreements	(134)	5	(25)
Securities pledged under repurchase agreements	(379)	1	(144)
Investments pledged for FHLBI	1,030	(450)	995
Total increase (decrease) in payables for collateral on investments	$432	$(556)	$345

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$-	$152	$152
Securities Lending
Corporate bonds	88	-	-	-	88
Total gross secured borrowings	$88	$-	$-	$152	$240

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Securities Lending
Corporate bonds	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2018, the fair value of all collateral received that we are permitted to sell or re-pledge was $537 million.  As of December 31, 2018, we have re-pledged $378 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2018, our investment commitments were $2.1 billion, which included $843 million of LPs, $804 million of mortgage loans on real estate and $476 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2018 and 2017, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.4 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.2 billion and $930 million, respectively, or 1% of our invested assets portfolio.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2018, our most significant investments in one industry were our investments in securities in the financial services industry and the consumer non-cyclical industry with a fair value of $16.0 billion and $13.8 billion, respectively, or 14% and 12%, respectively, of our invested assets portfolio.   As of December 31, 2017, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry and the utilities industry with a fair value of $14.3 billion and $13.8 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio. These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2018			As of December 31, 2017
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,528	$33	$9	$1,544	$45	$16
Foreign currency contracts (1)	2,326	167	39	1,804	79	79
Total cash flow hedges	3,854	200	48	3,348	124	95
Fair value hedges:
Interest rate contracts (1)	553	-	137	563	-	174
Non-Qualifying Hedges
Interest rate contracts (1)	100,628	464	138	72,937	657	127
Foreign currency contracts (1)	47	-	-	22	-	-
Equity market contracts (1)	30,273	676	162	30,918	562	557
Credit contracts (1)	-	-	-	52	-	-
Embedded derivatives:
GLB direct (2)	-	123	-	-	903	-
GLB ceded (2) (3)	-	72	196	-	51	954
Reinsurance related (4)	-	188	-	-	-	51
Indexed annuity and IUL contracts (2) (5)	-	902	1,305	-	11	1,418
Total derivative instruments	$135,355	$2,625	$1,986	$107,840	$2,308	$3,376

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2018
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$12,968	$16,828	$49,713	$23,000	$200	$102,709
Foreign currency contracts (2)	102	268	728	1,166	109	2,373
Equity market contracts	20,876	5,011	1,236	14	3,136	30,273
Total derivative instruments
with notional amounts	$33,946	$22,107	$51,677	$24,180	$3,445	$135,355

(1)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was March 2027.
(2)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$27	$93	$157
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	6	-	-
Cash flow hedges:
Interest rate contracts	(4)	43	(165)
Foreign currency contracts	44	20	(10)
Change in foreign currency exchange rate adjustment	111	(137)	96
Change in DAC, VOBA, DSI and DFEL	(14)	1	2
Income tax benefit (expense)	(29)	26	27
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	4	5
Interest rate contracts (2)	-	-	1
Foreign currency contracts (1)	27	18	11
Foreign currency contracts (2)	-	9	7
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	(2)
Income tax benefit (expense)	(6)	(10)	(8)
Balance as of end-of-year	$119	$27	$93

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4	$5
Interest rate contracts (2)	-	-	1
Foreign currency contracts (1)	27	18	11
Foreign currency contracts (2)	-	9	7
Total cash flow hedges	31	31	24
Fair value hedges:
Interest rate contracts (1)	(14)	(23)	(28)
Interest rate contracts (2)	37	7	16
Total fair value hedges	23	(16)	(12)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103	181
Foreign currency contracts (2)	5	-	(14)
Equity market contracts (2)	445	(1,427)	(1,253)
Equity market contracts (3)	(17)	28	12
Credit contracts (3)	-	1	(5)
Embedded derivatives:
GLB(2)	(1)	-	-
Reinsurance related (2)	292	(141)	(57)
Indexed annuity and IUL contracts (2)	81	(400)	(120)
Total derivative instruments	$710	$(1,821)	$(1,244)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Offset to net investment income	$4	22	16
Offset to realized gain (loss)	27	9	8

As of December 31, 2018, $38 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2018 and 2017, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

As of December 31, 2017, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2018	2017
Maximum potential payout	$-	$52
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$-	$52

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2018, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2018 or 2017.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2018		As of December 31, 2017
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$33	$(4)	$116	$(1)
A+	296	(26)	178	(453)
A	106	(36)	170	(48)
A-	4	-	237	-
BBB+	177	-	-	(4)
	$616	$(66)	$701	$(506)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Current	$179	$118	$25
Deferred	78	(1,405)	242
Federal income tax expense (benefit)	$257	$(1,287)	$267

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Tax rate times pre-tax income	$384	$256	$504
Effect of:
Tax-preferred investment income	(87)	(280)	(196)
Tax credits	(39)	(29)	(28)
Change in uncertain tax positions	1	(17)	(11)
Excess tax benefits from share-based
compensation	(3)	(8)	(4)
Goodwill impairment	-	316	-
Deferred tax impact from the Tax Cuts
and Jobs Act	3	(1,526)	-
Other items	(2)	1	2
Federal income tax expense (benefit)	$257	$(1,287)	$267
Effective tax rate	14%	-176%	19%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  Tax-preferred investment income as reflected above relates primarily to the separate account dividends-received deduction, which generated a total tax benefit of $84 million, $264 million and $175 million for the years ended December 31, 2018, 2017 and 2016, respectively.  As a result of the Tax Act, the recorded tax benefit for the separate account dividends-received deduction was substantially less in our 2018 income tax provision as compared to prior years.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the 21% marginal corporate income tax rate and recognized a $1.5 billion tax benefit in 2017.  The SEC previously issued rules that allow for a one-year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  Subsequent to the enactment date, we completed our review of the provisions of the Tax Act, including the impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2018	2017
Current	$205	$206
Deferred	(1,421)	(2,391)
Total federal income tax asset (liability)	$(1,216)	$(2,185)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2018	2017
Deferred Tax Assets
Future contract benefits and other contract holder funds	$549	$580
Reinsurance related embedded derivative liability	-	11
Compensation and benefit plans	120	123
Intangibles	40	-
Tax credits	-	76
Net operating losses	264	-
Other	59	8
Total deferred tax assets	$1,032	$798
Deferred Tax Liabilities
DAC	$1,380	$1,112
VOBA	302	105
Net unrealized gain on AFS securities	333	1,579
Net unrealized gain on trading securities	25	39
Intangibles	-	9
Investment activity	334	118
Reinsurance related embedded derivative asset	39	-
Deferred gain on business sold through reinsurance	34	35
Other	6	192
Total deferred tax liabilities	$2,453	$3,189
Net deferred tax asset (liability)	$(1,421)	$(2,391)

As of December 31, 2018, we had no remaining deferred tax assets related to tax credits; however, we have $1.3 billion of net operating losses to carry forward to future years.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2018 and 2017,  $12 million and $11 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2018	2017
Balance as of beginning-of-year	$11	$1
Increases for prior year tax positions	-	9
Increases for current year tax positions	1	1
Balance as of end-of-year	$12	$11

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2018, 2017 and 2016, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,    zero and $(2) million, respectively.  There was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2018 and 2017.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2015 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact our results.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$7,909	$8,269	$8,620
Business acquired (sold) through reinsurance	(246)	-	-
Deferrals	1,596	1,345	1,339
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(913)	(922)	(879)
Unlocking	(115)	61	(276)
Adjustment related to realized gains (losses)	(42)	(55)	(51)
Adjustment related to unrealized gains (losses)	1,320	(789)	(484)
Balance as of end-of-year	$9,509	$7,909	$8,269

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$499	$874	$873
Business acquired (sold) through reinsurance	(11)	-	-
Business acquired	30	-	-
Deferrals	7	7	3
Amortization:
Amortization, excluding unlocking	(127)	(105)	(105)
Unlocking	(60)	(48)	36
Accretion of interest (1)	48	52	52
Adjustment related to realized gains (losses)	(2)	(1)	(2)
Adjustment related to unrealized gains (losses)	415	(280)	17
Balance as of end-of-year	$799	$499	$874

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2018, was as follows:

2019	$81
2020	77
2021	73
2022	67
2023	64

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$287	$293	$301
Business acquired (sold) through reinsurance	(21)	-	-
Deferrals	48	29	25
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(30)	(28)
Unlocking	-	(4)	(2)
Adjustment related to realized gains (losses)	(1)	(2)	(2)
Adjustment related to unrealized gains (losses)	13	1	(1)
Balance as of end-of-year	$298	$287	$293

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$1,429	$1,855	$1,923
Deferrals	874	753	628
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(474)	(383)	(345)
Unlocking	(52)	(3)	(63)
Adjustment related to realized (gains) losses	(19)	(18)	(11)
Adjustment related to unrealized (gains) losses	1,005	(775)	(277)
Balance as of end-of-year	$2,763	$1,429	$1,855

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2018	2017	2016
Direct insurance premiums and fee income	$11,882	$10,103	$9,373
Reinsurance assumed	96	101	105
Reinsurance ceded	(1,883)	(1,817)	(1,728)
Total insurance premiums and fee income	$10,095	$8,387	$7,750

Direct insurance benefits	$8,513	$6,669	$6,112
Reinsurance recoveries netted against benefits	(2,369)	(1,851)	(1,865)
Total benefits	$6,144	$4,818	$4,247

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2018, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2018.  Approximately 44% and 35% of our total individual life in-force amount was reinsured as of December 31, 2018 and 2017, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.8 billion and $6.5 billion as of December 31, 2018 and 2017, respectively.

As disclosed in Note 3, Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business that resulted in amounts recoverable from Protective of $12.1 billion as of December 31, 2018.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $13.7 billion as of December 31, 2018.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.5 billion and $1.9 billion as of December 31, 2018 and 2017, respectively.  Swiss Re has funded a trust, with a balance of $2.4 billion as of December 31, 2018, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2018,  included $177 million and $24 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.5 billion and $2.1 billion as of December 31, 2018 and 2017, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2018.

Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2018 and 2017, the reserves associated with these reinsurance arrangements totaled $443 million and $541 million, respectively.  In addition, effective October 1, 2018, we entered into a Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a $7.5 billion deposit asset reflected within other assets on our Consolidated Balance Sheets as of December 31, 2018.  The Modco account includes fixed maturity AFS securities, trading securities, commercial mortgage loans, derivative investments and cash that had carrying values of $6.5 billion, $559 million, $72 million, $60 million and $265 million, respectively, as of December 31, 2018.  As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $8 million of the gain during 2018.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(647)	-	(905)	634
Group Protection	274	-	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$(905)	$1,368

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  Our early adoption of ASU 2017-04,

“Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2018		As of December 31, 2017
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	51	100	47
Group Protection:
VOCRA	576	5	-	-
VODA	31	-	-	-
Insurance licenses (1)	3	-	-	-
Total	$715	$56	$105	$47

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2018, was as follows:

2019	$26
2020	37
2021	37
2022	37
2023	37
Thereafter	477

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2018 (1)	2017 (1)
Return of Net Deposits
Total account value	$89,783	$96,941
Net amount at risk (2)	1,002	81
Average attained age of contract holders	65 years	64 years

Minimum Return
Total account value	$88	$108
Net amount at risk (2)	18	18
Average attained age of contract holders	77 years	76 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$23,365	$26,596
Net amount at risk (2)	2,007	417
Average attained age of contract holders	71 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$100	$110	$115
Changes in reserves	77	8	34
Benefits paid	(16)	(18)	(39)
Balance as of end-of-year	$161	$100	$110

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2018	2017
Asset Type
Domestic equity	$54,060	$59,647
International equity	18,359	20,837
Fixed income	37,942	40,626
Total	$110,361	$121,110

Percent of total variable annuity separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 33% and 32% of total life insurance in-force reserves as of December 31, 2018 and 2017, respectively.  UL and VUL products with secondary guarantees represented 36%, 27% and 33% of total sales for the years ended December 31, 2018, 2017 and 2016, respectively.

12.  Liability for Unpaid Claims

Changes in the liability for unpaid claims (in millions), were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$2,222	$2,242	$2,307
Reinsurance recoverable	57	69	71
Net balance as of beginning-of-year	2,165	2,173	2,236
Business acquired (1)	2,842	-	-
Incurred related to:
Current year	2,531	1,346	1,395
Prior years:
Interest	120	69	71
All other incurred (2)	(208)	(76)	(156)
Total incurred	2,443	1,339	1,310
Paid related to:
Current year	(1,197)	(798)	(806)
Prior years	(1,061)	(549)	(567)
Total paid	(2,258)	(1,347)	(1,373)
Net balance as of end-of-year	5,192	2,165	2,173
Reinsurance recoverable	143	57	69
Balance as of end-of-year	$5,335	$2,222	$2,242

(1)	Represents Liberty group life and disability reserves, net, as of May 1, 2018, subject to finalization of acquisition date fair values. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The majority of the reserves included above are for long-term disability claims. The interest rate assumption is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years reserves has been calculated on the opening reserve balance less one-half of the prior year’s incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.    Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

A reconciliation of future contract benefits as reported in our Consolidated Balance Sheets to the liability for unpaid claims (in millions), was as follows:

	As of December 31,
	2018	2017	2016
Future contract benefits	$33,884	$22,063	$20,681
Less:
Life insurance and annuity reserves and claims due	27,133	18,414	16,923
Accident and health life insurance reserves	1,416	1,427	1,516
Liability for unpaid claims	$5,335	$2,222	$2,242

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2018	2017
Short-Term Debt
Short-term debt (1)	$288	$10

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	600	573
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	312	325
4.50% surplus note, due 2038	13	-
Total long-term debt	$2,401	$2,374

(1)	The short-term debt represents short-term notes payable to LNC.

On September 27, 2017, we executed the right to repay the $240 million surplus note issued on June 28, 2013, to LNC and recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2018, were as follows:

2019	$-
2020	-
2021	-
2022	-
2023	-
Thereafter	2,401
Total	$2,401

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2018, was $600 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2018, was $312 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2018
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$995
LOC facility (1)	Aug-2031	990	953
LOC facility (1)	Oct-2031	1,006	1,006
Total		$4,496	$2,954

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, the existing credit agreement was refinanced with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) LNL and LLANY for which reserve credit is provided by LNL captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2018, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2018, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2018.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2018, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety.  On February 26, 2019, plaintiff filed a motion for leave to amend the complaint.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  Because the majority of policies at issue experienced a rate change in 2016, we expect the case will be consolidated with the In re: Lincoln National COI Litigation and EFG Bank cases, discussed above.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease office space and certain equipment under various long-term lease agreements.  Rental expense on operating leases for the years ended December 31, 2018, 2017 and 2016, was $43 million, $36 million and $37 million, respectively.  Our future minimum lease payments (in millions) as of December 31, 2018, were as follows:

2019	$36
2020	36
2021	32
2022	27
2023	24
Thereafter	85
Total	$240

Capital Leases

In 2018 and 2017, we entered into sale-leaseback transactions on $88 million and $62 million, respectively, (net of amortization) of assets.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization of all capital leased assets under sale-leaseback transactions as of December 31, 2018 and 2017, was $282 million and $101 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2018, were as follows:

2019	$97
2020	58
2021	68
2022	67
2023	91
Thereafter	28
Total minimum lease payments	409
Less: Amount representing interest	45
Present value of minimum lease payments	$364

Vulnerability from Concentrations

As of December 31, 2018, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 11%, 14% and 21% of Annuities’ variable annuity product deposits in 2018, 2017 and 2016, respectively, and represented approximately 38%,  40% and 41% of the segment’s total variable annuity product account values as of December 31, 2018, 2017 and 2016, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for  16%,  20% and 23% of variable annuity product deposits in 2018, 2017 and 2016, respectively, and represented 45%,  47% and 47% of the segment’s total variable annuity product account values as of December 31, 2018, 2017 and 2016, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(18) million and $(17) million as of December 31, 2018 and 2017, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,283	$1,687	$934
Cumulative effect from adoption of new accounting standards	634	-	-
Unrealized holding gains (losses) arising during the year	(5,995)	2,872	1,549
Change in foreign currency exchange rate adjustment	(107)	134	(100)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,748	(703)	(460)
Income tax benefit (expense)	923	(745)	(351)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(44)	(40)	(155)
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(19)	(22)
Income tax benefit (expense)	13	21	62
Balance as of end-of-year	$536	$3,283	$1,687
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$39	$22	$19
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	9	-	-
Gross OTTI recognized in OCI during the year	-	-	(53)
Change in DAC, VOBA, DSI and DFEL	-	-	12
Income tax benefit (expense)	-	-	14
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	(18)	34	51
Change in DAC, VOBA, DSI and DFEL	(5)	(7)	(7)
Income tax benefit (expense)	4	(10)	(15)
Balance as of end-of-year	$29	$39	$22
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$27	$93	$157
Cumulative effect from adoption of new accounting standard	6	-	-
Unrealized holding gains (losses) arising during the year	40	63	(175)
Change in foreign currency exchange rate adjustment	111	(137)	96
Change in DAC, VOBA, DSI and DFEL	(14)	1	2
Income tax benefit (expense)	(29)	26	27
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	31	24
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	(2)
Income tax benefit (expense)	(6)	(10)	(8)
Balance as of end-of-year	$119	$27	$93
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(22)	$(20)	$(19)
Cumulative effect from adoption of new accounting standard	(5)	-	-
Adjustment arising during the year	3	(4)	(2)
Income tax benefit (expense)	(1)	2	1
Balance as of end-of-year	$(25)	$(22)	$(20)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(44)	$(40)	$(155)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(19)	(22)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(63)	(59)	(177)	operations before taxes
Income tax benefit (expense)	13	21	62	Federal income tax expense (benefit)
Reclassification, net of income tax	$(50)	$(38)	$(115)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$7	$5	$3	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(1)	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	7	4	3	operations before taxes
Income tax benefit (expense)	(1)	(1)	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$6	$3	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$4	$5	Net investment income
Interest rate contracts	-	-	1	Total realized gain (loss)
Foreign currency contracts	27	18	11	Net investment income
Foreign currency contracts	-	9	7	Total realized gain (loss)
Total gross reclassifications	31	31	24
Associated amortization of DAC,
VOBA, DSI and DFEL	(3)	(2)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	28	29	22	operations before taxes
Income tax benefit (expense)	(6)	(10)	(8)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$22	$19	$14	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Commissions	$2,271	$1,998	$1,927
General and administrative expenses	1,910	1,715	1,623
Expenses associated with reserve financing and unrelated LOCs	64	57	40
DAC and VOBA deferrals and interest, net of amortization	(436)	(390)	(170)
Broker-dealer expenses	358	329	320
Specifically identifiable intangible asset amortization	9	4	4
Taxes, licenses and fees	322	254	261
Acquisition and integration costs related to mergers and acquisitions	85	-	-
Total	$4,583	$3,967	$4,005

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and elected to contribute $8 million for the year ended December 31, 2018.  We do not expect to be required to make any contributions to these pension plans in 2019.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6 million, $5 million and $3 million during 2018, 2017 and 2016, respectively.  In 2019, we expect to make benefit payments of approximately $10 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2018	2017	2018	2017

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$107	$111	$8	$7
Projected benefit obligation	112	119	10	12
Funded status	$(5)	$(8)	$(2)	$(5)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(5)	(8)	(2)	(5)
Net amount recognized	$(5)	$(8)	$(2)	$(5)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	4.50%	4.75%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2018, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2018	2017

Fixed maturity securities:
Corporate bonds	$1	$1
U.S. government bonds	87	105
U.S. government mortgage-backed
securities	-	3
Cash and invested cash	19	2
Other investments	8	7
Total	$115	$118

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was $(4) million, $7 million and $9 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $90 million, $85 million and $83 million, for the years ended December 31, 2018, 2017 and 2016, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $12 million, $27 million and $22 million for the years ended December 31, 2018, 2017 and 2016, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2018	2017
Total liabilities (1)	$487	$517
Investments dedicated to fund liabilities (2)	170	182

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for all of our stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Stock options	$5	$9	$9
Performance shares	14	12	10
SARs	(1)	2	3
RSUs	30	24	22
Total	$48	$47	$44

Recognized tax benefit	$10	$16	$15

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLACB, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2018	2017
U.S. capital and surplus	$8,330	$8,074

	For the Years Ended December 31,
	2018	2017	2016
U.S. net gain (loss) from operations, after-tax	$686	$1,312	$1,088
U.S. net income (loss)	1,013	1,452	982
U.S. dividends to LNC holding company	910	954	950

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of our acquisition of LLACB, and unfavorable reserve strain on certain products.  See Note 3 for information regarding our acquisition.

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments, and increased other revenue, partially offset by unfavorable reserve strain on certain products.

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2018 and 2017.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2018.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2018.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2018	2017
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$36	$54
Conservative valuation rate on certain annuities	(55)	(50)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,959	1,965
LLC notes and variable value surplus notes	1,634	1,585
Excess of loss reinsurance treaties	330	185

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

The New York State Department of Financial Services did not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacted our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  As a result, we phased in an increase in reserves over five years, from 2013 to 2017, resulting in a total increase of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2018, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $800 million in 2019 without prior approval from the respective Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$92,787	$92,787	$93,340	$93,340
Equity securities	-	-	246	246
Trading securities	1,869	1,869	1,533	1,533
Equity securities	99	99	-	-
Mortgage loans on real estate	13,190	13,020	10,662	10,773
Derivative investments (1)	1,081	1,081	845	845
Other investments	1,951	1,951	2,006	2,006
Cash and invested cash	1,848	1,848	947	947
Reinsurance related embedded derivatives	188	188	-	-
Other assets:
GLB direct embedded derivatives	123	123	903	903
GLB ceded embedded derivatives	72	72	51	51
Indexed annuity ceded embedded derivatives	902	902	11	11
Separate account assets	132,833	132,833	144,219	144,219

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,305)	(1,305)	(1,418)	(1,418)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(542)	(542)	(592)	(592)
Account values of certain investment contracts	(34,500)	(36,321)	(32,332)	(36,161)
Short-term debt	(288)	(288)	(10)	(10)
Long-term debt	(2,401)	(2,519)	(2,374)	(2,677)
Reinsurance related embedded derivatives	-	-	(51)	(51)
Other liabilities:
Derivative liabilities (1)	(226)	(226)	(455)	(455)
GLB ceded embedded derivatives	(196)	(196)	(954)	(954)

Benefit Plans’ Assets (2)	115	115	118	118

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2018 and 2017, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2018 or 2017, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
ABS	-	919	29	948
U.S. government bonds	368	18	-	386
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
CLOs	-	1,625	105	1,730
State and municipal bonds	-	5,184	-	5,184
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
ABS	26	-	-	5	(2)	29
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
CLOs	91	-	-	218	(204)	105
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded
embedded derivatives (6)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (7)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (7)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (6)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, include financial instruments acquired from Liberty Life as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are displayed at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
ABS	22	(17)	-	-	-	5
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
CLOs	218	-	-	-	-	218
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable preferred
securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Derivative investments	$90	$(266)	$(432)
Embedded derivatives:
Indexed annuity and IUL contracts	(38)	(14)	(16)
Other assets – GLB direct and ceded	(75)	1,904	1,122
Other liabilities – GLB direct and ceded	75	(1,904)	(1,122)
VIEs’ liabilities – derivative instruments	-	-	4
Total, net (1)	$52	$(280)	$(444)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
ABS	-	(2)	(2)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
CLOs	-	(204)	(204)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2018, 2017 and 2016, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also include FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2018, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2018:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,456	Discounted cash flow	Liquidity/duration adjustment (1)	0.6%	-	28.6%
ABS	23	Discounted cash flow	Liquidity/duration adjustment (1)	2.9%	-	2.9%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.3%	-	1.3%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.6%	-	1.6%
Equity securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.4%
Other assets:
GLB direct and ceded
embedded derivatives	195	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	902	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,305)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(196)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value; and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Operating revenues:
Annuities	$4,025	$4,034	$3,710
Retirement Plan Services	1,164	1,152	1,092
Life Insurance	6,489	6,128	5,798
Group Protection	3,756	2,200	2,129
Other Operations	209	263	301
Excluded realized gain (loss), pre-tax	(285)	(630)	(690)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	1	3
Total revenues	$15,358	$13,148	$12,343

	For the Years Ended December 31,
	2018	2017	2016
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,122	$1,072	$971
Retirement Plan Services	160	142	121
Life Insurance	530	522	464
Group Protection	186	103	65
Other Operations	(130)	(30)	-
Excluded realized gain (loss), after-tax	(225)	(409)	(450)
Gain (loss) on early extinguishment of debt, after-tax	-	(3)	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	-	2
Net impact from the Tax Cuts and Jobs Act	(3)	1,526	-
Impairment of intangibles, after-tax	-	(905)	-
Acquisition and integration costs related to mergers and acquisitions, after-tax	(67)	-	-
Net income (loss)	$1,573	$2,018	$1,173

	For the Years Ended December 31,
	2018	2017	2016
Net Investment Income
Annuities	$947	$982	$983
Retirement Plan Services	892	893	855
Life Insurance	2,546	2,496	2,403
Group Protection	259	167	176
Other Operations	200	222	214
Total net investment income	$4,844	$4,760	$4,631

	For the Years Ended December 31,
	2018	2017	2016
Amortization of DAC and VOBA, Net of Interest
Annuities	$347	$402	$310
Retirement Plan Services	27	26	27
Life Insurance	701	455	709
Group Protection	92	79	126
Total amortization of DAC and VOBA, net of interest	$1,167	$962	$1,172

	For the Years Ended December 31,
	2018	2017	2016
Federal Income Tax Expense (Benefit)
Annuities	$187	$198	$261
Retirement Plan Services	28	50	43
Life Insurance	116	236	210
Group Protection	50	55	35
Other Operations	(48)	(78)	(42)
Excluded realized gain (loss)	(61)	(220)	(241)
Gain (loss) on early extinguishment of debt	-	(2)	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	-	1
Net impact from the Tax Cuts and Jobs Act	3	(1,526)	-
Acquisition and integration costs related to
mergers and acquisitions	(18)
Total federal income tax expense (benefit)	$257	$(1,287)	$267

	As of December 31,
	2018	2017
Assets
Annuities	$145,462	$144,035
Retirement Plan Services	35,742	37,077
Life Insurance	82,153	81,565
Group Protection	8,495	4,033
Other Operations	27,293	15,162
Total assets	$299,145	$281,872

Revenue from Contracts with Customers

As discussed in Note 2, we adopted ASU 2014-09, Revenue from Contracts with Customers, as of January 1, 2018, that applies primarily to commissions and advisory fees earned by our broker dealer operation.  The following table illustrates the revenue recognized from contracts with customers reported within fee income and other revenues on our Consolidated Statements of Comprehensive Income (Loss) and timing of revenue recognition by segment (in millions):

	For the Year Ended December 31, 2018
		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations	Total
Revenue from Contracts with Customers
Fee income	$534	$167	$22	$-	$-	$723
Other revenues	372	17	10	114	-	513
Total revenue from contracts
with customers	$906	$184	$32	$114	$-	$1,236

Timing of Revenue Recognition
Satisfaction of performance obligation:
Transferred at a point in time	$24	$5	$7	$-	$-	$36
Transferred over time	882	179	25	114	-	1,200
Total revenue from contracts
with customers	$906	$184	$32	$114	$-	$1,236

Revenue recognized from contracts with customers included in fee income consists primarily of wholesaling-related 12b-1 fees and net investment advisory fees.  The 12b-1 fees are received from separate account fund sponsors as compensation for servicing the underlying mutual funds.  The net investment advisory fees are related to asset management of certain separate account funds.  Such revenues are recorded based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers, and on a contractual percentage of the customer’s managed assets over the period advisory services are provided, respectively.

Revenue recognized from contracts with customers included in other revenues primarily relates to our retail sales network and consists of commission revenue for the sale of non-affiliated securities recorded on a trade-date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Interest paid	$154	$123	$91
Income taxes paid (received)	192	215	121
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	31	74	42
Investments received in financing transactions	263	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	58	109	124
Carrying value of liability	(58)	(109)	(124)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2018	2017
Assets with affiliates:
Inter-company notes	$1,512	$1,444	Fixed maturity AFS securities
Limited partnerships	-	(66)	Other investments
Ceded reinsurance contracts	(188)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	11	8	Accrued investment income
Ceded reinsurance contracts	2,574	2,152	Reinsurance recoverables
Ceded reinsurance contracts	191	8	Reinsurance related embedded derivatives
Ceded reinsurance contracts	235	244	Other assets
Cash management agreement	112	441	Other assets
Service agreement receivable	5	15	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	29	32	Future contract benefits
Assumed reinsurance contracts	400	400	Other contract holder funds
Ceded reinsurance contracts	(46)	(47)	Other contract holder funds
Inter-company short-term debt	288	10	Short-term debt
Inter-company long-term debt	2,401	2,374	Long-term debt
Ceded reinsurance contracts	3,120	2,587	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	325	1,023	Other liabilities
Accrued inter-company interest payable	13	29	Other liabilities
Service agreement payable	56	8	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2018	2017	2016
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(404)	$(393)	$(389)	Insurance premiums
reinsurance contracts
Fees for management of general account	(106)	(100)	(117)	Net investment income
Net investment income on ceded funds withheld treaties	(123)	(84)	(69)	Net investment income
Net investment income on inter-company notes	49	42	38	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	709	(1,055)	(516)	Realized gain (loss)
Other gains (losses)	237	(150)	(93)	Realized gain (loss)
Reinsurance related settlements	(1,189)	951	488	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	57	67	61	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(610)	(299)	(424)	Benefits
Ceded reinsurance contracts	(8)	(12)	(14)	Commissions and other
				expenses
Service agreement payments	3	3	76	Commissions and other
				expenses
Interest expense on inter-company debt	126	120	111	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2018.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1.2 billion and $610 million as of December 31, 2018 and 2017, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account C

Statements of assets and liabilities

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$20,314,420	$5,669	$20,320,089	$—	$1,662	$20,318,427
AB VPS International Value Portfolio - Class B	105,790	74	105,864	—	10	105,854
AB VPS Small/Mid Cap Value Portfolio - Class A	620,475	—	620,475	—	56	620,419
American Century VP Inflation Protection Fund - Class II	5,005,361	—	5,005,361	2,612	508	5,002,241
American Century VP International Fund - Class I	28,835	—	28,835	—	1	28,834
American Funds Global Growth Fund - Class 2	106,258,245	—	106,258,245	4,617	8,819	106,244,809
American Funds Growth Fund - Class 2	688,786,401	95,223	688,881,624	—	56,866	688,824,758
American Funds Growth-Income Fund - Class 2	277,906,010	—	277,906,010	66,903	23,368	277,815,739
American Funds International Fund - Class 2	195,382,096	43,852	195,425,948	—	16,223	195,409,725
BlackRock Global Allocation V.I. Fund - Class I	17,852,834	10,724	17,863,558	—	1,496	17,862,062
BlackRock Global Allocation V.I. Fund - Class III	13,829,962	17,274	13,847,236	—	1,204	13,846,032
Delaware VIP® Diversified Income Series - Service Class	43,978,674	1,758	43,980,432	—	3,916	43,976,516
Delaware VIP® Diversified Income Series - Standard Class	70,949,235	—	70,949,235	26,163	6,013	70,917,059
Delaware VIP® Emerging Markets Series - Service Class	1,578,866	—	1,578,866	1,433	161	1,577,272
Delaware VIP® High Yield Series - Service Class	11,130,197	8,107	11,138,304	—	915	11,137,389
Delaware VIP® High Yield Series - Standard Class	20,857,111	13,299	20,870,410	—	1,730	20,868,680
Delaware VIP® Limited-Term Diversified Income Series - Service Class	1,781,230	—	1,781,230	9,317	182	1,771,731
Delaware VIP® REIT Series - Service Class	20,517,399	—	20,517,399	64	1,687	20,515,648
Delaware VIP® REIT Series - Standard Class	78,702,990	12,342	78,715,332	—	6,518	78,708,814
Delaware VIP® Small Cap Value Series - Service Class	180,407,408	24,836	180,432,244	—	14,830	180,417,414
Delaware VIP® Smid Cap Core Series - Service Class	22,958,641	48,641	23,007,282	—	1,874	23,005,408
Delaware VIP® Smid Cap Core Series - Standard Class	197,043,091	—	197,043,091	1,358	16,155	197,025,578
Delaware VIP® U.S. Growth Series - Service Class	127,187	—	127,187	—	14	127,173
Delaware VIP® Value Series - Service Class	32,589,783	—	32,589,783	36,152	2,659	32,550,972
Delaware VIP® Value Series - Standard Class	145,028,246	—	145,028,246	27,408	11,443	144,989,395
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,772,763	—	1,772,763	7,596	146	1,765,021
DWS Alternative Asset Allocation VIP Portfolio - Class B	1,718,080	2,334	1,720,414	—	143	1,720,271
DWS Equity 500 Index VIP Portfolio - Class A	146,790	—	146,790	866	7	145,917
DWS Small Cap Index VIP Portfolio - Class A	942,959	—	942,959	1,383	94	941,482
Fidelity® VIP Contrafund® Portfolio - Service Class	184,332,308	—	184,332,308	38,042	15,422	184,278,844

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$67,044,155	$—	$67,044,155	$22,846	$5,465	$67,015,844
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,591,064	80	1,591,144	—	130	1,591,014
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	140,944	481	141,425	—	12	141,413
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,113,221	1,058	2,114,279	—	173	2,114,106
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	489,013	2,806	491,819	—	40	491,779
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,000,890	33	1,000,923	—	82	1,000,841
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	671,908	6,576	678,484	—	55	678,429
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	454,301	25	454,326	—	37	454,289
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	732,855	6,618	739,473	—	60	739,413
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	152,610	—	152,610	—	12	152,598
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	729,630	21,512	751,142	—	60	751,082
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	437,836	75	437,911	—	36	437,875
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	668,961	3,945	672,906	—	55	672,851
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	407,677	—	407,677	919	33	406,725
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	1,419,706	12,453	1,432,159	—	116	1,432,043
Fidelity® VIP Growth Portfolio - Service Class	92,404,105	—	92,404,105	116,415	7,560	92,280,130
Fidelity® VIP Growth Portfolio - Service Class 2	24,601,519	32,294	24,633,813	—	2,007	24,631,806
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,082,610	3,433	2,086,043	—	205	2,085,838
Franklin Income VIP Fund - Class 2	1,231,709	—	1,231,709	37	133	1,231,539
Franklin Mutual Shares VIP Fund - Class 2	1,281,468	705	1,282,173	—	131	1,282,042
Invesco V.I. Core Equity Fund - Series I Shares	151	—	151	—	—	151
Invesco V.I. International Growth Fund - Series I Shares	29,761	—	29,761	—	3	29,758
Janus Henderson Global Research Portfolio - Institutional Shares	340,383	—	340,383	278	16	340,089
LVIP Baron Growth Opportunities Fund - Service Class	158,365,065	126,529	158,491,594	—	13,015	158,478,579
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	6,977,697	7,627	6,985,324	—	572	6,984,752
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	202,313,144	—	202,313,144	49,562	16,665	202,246,917
LVIP BlackRock Inflation Protected Bond Fund - Service Class	5,543,317	5,238	5,548,555	—	456	5,548,099
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,996,080	7,368	10,003,448	—	852	10,002,596

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP BlackRock Scientific Allocation Fund - Service Class	$12,013,417	$3,187	$12,016,604	$—	$985	$12,015,619
LVIP BlackRock Scientific Allocation Fund - Standard Class	4,219,128	209	4,219,337	—	365	4,218,972
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	3,132,609	2,318	3,134,927	—	257	3,134,670
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	202,079,707	—	202,079,707	31,813	16,605	202,031,289
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	757,067	—	757,067	1,324	65	755,678
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,368,844	304	2,369,148	—	195	2,368,953
LVIP Clarion Global Real Estate Fund - Service Class	4,930,741	3,758	4,934,499	—	425	4,934,074
LVIP Clarion Global Real Estate Fund - Standard Class	7,661,367	31,221	7,692,588	—	634	7,691,954
LVIP Delaware Bond Fund - Service Class	22,426,901	9,188	22,436,089	—	1,843	22,434,246
LVIP Delaware Bond Fund - Standard Class	157,607,943	—	157,607,943	77,606	13,237	157,517,100
LVIP Delaware Diversified Floating Rate Fund - Service Class	5,157,787	506	5,158,293	—	465	5,157,828
LVIP Delaware Social Awareness Fund - Service Class	23,945,127	19,080	23,964,207	—	1,955	23,962,252
LVIP Delaware Social Awareness Fund - Standard Class	464,537,380	—	464,537,380	33,153	38,039	464,466,188
LVIP Delaware Special Opportunities Fund - Service Class	33,276,162	11,310	33,287,472	—	2,717	33,284,755
LVIP Delaware Special Opportunities Fund - Standard Class	349,272,168	—	349,272,168	83,940	28,606	349,159,622
LVIP Delaware Wealth Builder Fund - Service Class	10,609,986	—	10,609,986	53,896	870	10,555,220
LVIP Delaware Wealth Builder Fund - Standard Class	82,759,652	15,870	82,775,522	—	6,811	82,768,711
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	9,558,005	8,673	9,566,678	—	780	9,565,898
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	851,544,042	—	851,544,042	93,357	69,635	851,381,050
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	554,329	3,324	557,653	—	51	557,602
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,104,659	7	1,104,666	—	92	1,104,574
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	14,866,053	2,861	14,868,914	—	1,233	14,867,681
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	10,555,266	189	10,555,455	—	897	10,554,558
LVIP Global Growth Allocation Managed Risk Fund - Service Class	36,835,783	16,695	36,852,478	—	3,233	36,849,245
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	13,591,978	3,380	13,595,358	—	1,136	13,594,222
LVIP Global Income Fund - Service Class	4,519,991	1,303	4,521,294	—	415	4,520,879
LVIP Global Income Fund - Standard Class	3,690,179	849	3,691,028	—	314	3,690,714
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	42,832,813	15,706	42,848,519	—	3,688	42,844,831

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	$20,526,311	$1,031	$20,527,342	$—	$1,752	$20,525,590
LVIP Government Money Market Fund - Service Class	7,048,152	3,479	7,051,631	—	580	7,051,051
LVIP Government Money Market Fund - Standard Class	37,615,148	—	37,615,148	142,904	3,106	37,469,138
LVIP JPMorgan Retirement Income Fund - Service Class	6,732,781	3,729	6,736,510	—	553	6,735,957
LVIP JPMorgan Retirement Income Fund - Standard Class	156,876,928	—	156,876,928	34,721	12,929	156,829,278
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	940,333	768	941,101	—	80	941,021
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,205,991	263	1,206,254	—	99	1,206,155
LVIP MFS International Growth Fund - Service Class	353,840	—	353,840	—	38	353,802
LVIP MFS Value Fund - Service Class	1,502,288	7,346	1,509,634	—	137	1,509,497
LVIP Mondrian International Value Fund - Service Class	16,905,305	—	16,905,305	8,114	1,386	16,895,805
LVIP Mondrian International Value Fund - Standard Class	143,675,056	—	143,675,056	40,778	11,879	143,622,399
LVIP SSGA Bond Index Fund - Service Class	3,666,183	5,684	3,671,867	—	329	3,671,538
LVIP SSGA Bond Index Fund - Standard Class	6,353,378	34,339	6,387,717	—	532	6,387,185
LVIP SSGA Developed International 150 Fund - Service Class	120,726	—	120,726	—	12	120,714
LVIP SSGA Emerging Markets 100 Fund - Service Class	10,388,669	39,373	10,428,042	—	861	10,427,181
LVIP SSGA Emerging Markets 100 Fund - Standard Class	18,391,661	—	18,391,661	29,632	1,511	18,360,518
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	11,285,967	6,579	11,292,546	—	969	11,291,577
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	5,092,243	1,001	5,093,244	—	426	5,092,818
LVIP SSGA International Index Fund - Service Class	3,747,328	5,544	3,752,872	—	320	3,752,552
LVIP SSGA International Index Fund - Standard Class	4,067,657	17,137	4,084,794	—	334	4,084,460
LVIP SSGA International Managed Volatility Fund - Service Class	661,972	1,574	663,546	—	54	663,492
LVIP SSGA International Managed Volatility Fund - Standard Class	854,830	66	854,896	—	70	854,826
LVIP SSGA Large Cap 100 Fund - Service Class	126,390	—	126,390	—	12	126,378
LVIP SSGA S&P 500 Index Fund - Service Class	81,714,316	108,768	81,823,084	—	6,672	81,816,412
LVIP SSGA S&P 500 Index Fund - Standard Class	314,894,275	44,557	314,938,832	—	25,825	314,913,007
LVIP SSGA Small-Cap Index Fund - Service Class	14,208,202	1,434	14,209,636	—	1,189	14,208,447
LVIP SSGA Small-Cap Index Fund - Standard Class	35,053,440	527	35,053,967	—	2,873	35,051,094
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	469,211	2,812	472,023	—	52	471,971
LVIP T. Rowe Price 2010 Fund - Service Class	1,679,243	1,059	1,680,302	—	138	1,680,164

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP T. Rowe Price 2010 Fund - Standard Class	$2,470,840	$—	$2,470,840	$10	$207	$2,470,623
LVIP T. Rowe Price 2020 Fund - Service Class	11,479,716	9,609	11,489,325	—	941	11,488,384
LVIP T. Rowe Price 2020 Fund - Standard Class	9,130,988	—	9,130,988	7,611	748	9,122,629
LVIP T. Rowe Price 2030 Fund - Service Class	21,950,570	17,970	21,968,540	—	1,798	21,966,742
LVIP T. Rowe Price 2030 Fund - Standard Class	8,625,499	1,606	8,627,105	—	706	8,626,399
LVIP T. Rowe Price 2040 Fund - Service Class	21,598,616	18,492	21,617,108	—	1,768	21,615,340
LVIP T. Rowe Price 2040 Fund - Standard Class	2,649,039	—	2,649,039	56,416	217	2,592,406
LVIP T. Rowe Price 2050 Fund - Service Class	11,928,606	24,004	11,952,610	—	976	11,951,634
LVIP T. Rowe Price 2050 Fund - Standard Class	597,065	170	597,235	—	49	597,186
LVIP T. Rowe Price Growth Stock Fund - Service Class	688,783	—	688,783	—	64	688,719
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	19,874,277	21,351	19,895,628	—	1,620	19,894,008
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	162,716,216	16,359	162,732,575	—	13,288	162,719,287
LVIP Vanguard Domestic Equity ETF Fund - Service Class	17,930,942	—	17,930,942	27,954	1,466	17,901,522
LVIP Vanguard International Equity ETF Fund - Service Class	11,471,349	—	11,471,349	61,323	946	11,409,080
LVIP Wellington Capital Growth Fund - Service Class	77,322	—	77,322	—	6	77,316
LVIP Wellington Mid-Cap Value Fund - Service Class	211,777	—	211,777	—	21	211,756
MFS® VIT Total Return Series - Initial Class	1,228,163	—	1,228,163	—	119	1,228,044
MFS® VIT Utilities Series - Initial Class	109,493,812	7,012	109,500,824	—	9,024	109,491,800
MFS® VIT Utilities Series - Service Class	35,446,598	15,957	35,462,555	—	2,894	35,459,661
MFS® VIT II Core Equity Portfolio - Initial Class	5,043	—	5,043	—	—	5,043
Neuberger Berman AMT Large Cap Value Portfolio - I Class	56,422	—	56,422	—	3	56,419
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	98,832	—	98,832	—	4	98,828
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	162,535	—	162,535	—	15	162,520
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	26,499	—	26,499	—	2	26,497
PIMCO VIT Total Return Portfolio - Administrative Class	15,723,365	1,352	15,724,717	—	1,309	15,723,408
Putnam VT Global Health Care Fund - Class IB	42,000	—	42,000	—	4	41,996
Templeton Global Bond VIP Fund - Class 2	2,590,374	—	2,590,374	8,751	285	2,581,338
Wells Fargo VT Omega Growth Fund - Class 2	51,889	—	51,889	—	5	51,884
Wells Fargo VT Small Cap Growth Fund - Class 2	314,002	—	314,002	—	28	313,974

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National Variable Annuity Account C

Statements of operations

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$—	$(258,560)	$(258,560)	$2,631,864
AB VPS International Value Portfolio - Class B	1,385	(1,368)	17	231
AB VPS Small/Mid Cap Value Portfolio - Class A	3,471	(8,294)	(4,823)	14,308
American Century VP Inflation Protection Fund - Class II	152,651	(67,412)	85,239	(85,007)
American Century VP International Fund - Class I	434	(187)	247	213
American Funds Global Growth Fund - Class 2	819,680	(1,285,638)	(465,958)	3,516,918
American Funds Growth Fund - Class 2	3,327,390	(7,949,106)	(4,621,716)	19,783,594
American Funds Growth-Income Fund - Class 2	4,310,513	(3,208,462)	1,102,051	7,501,180
American Funds International Fund - Class 2	3,810,938	(2,390,496)	1,420,442	4,587,393
BlackRock Global Allocation V.I. Fund - Class I	187,832	(214,239)	(26,407)	257,674
BlackRock Global Allocation V.I. Fund - Class III	129,728	(162,066)	(32,338)	57,000
Delaware VIP® Diversified Income Series - Service Class	1,401,854	(506,711)	895,143	(196,351)
Delaware VIP® Diversified Income Series - Standard Class	2,579,658	(805,916)	1,773,742	40,307
Delaware VIP® Emerging Markets Series - Service Class	61,161	(23,225)	37,936	61,267
Delaware VIP® High Yield Series - Service Class	725,345	(122,939)	602,406	(233,305)
Delaware VIP® High Yield Series - Standard Class	1,538,005	(247,367)	1,290,638	(684,408)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	48,831	(25,364)	23,467	(13,967)
Delaware VIP® REIT Series - Service Class	409,772	(226,625)	183,147	(41,584)
Delaware VIP® REIT Series - Standard Class	1,849,205	(891,663)	957,542	(744,680)
Delaware VIP® Small Cap Value Series - Service Class	1,409,096	(2,327,175)	(918,079)	8,395,004
Delaware VIP® Smid Cap Core Series - Service Class	—	(275,008)	(275,008)	(51,107)
Delaware VIP® Smid Cap Core Series - Standard Class	431,348	(2,459,573)	(2,028,225)	1,721,143
Delaware VIP® U.S. Growth Series - Service Class	—	(1,917)	(1,917)	1,055
Delaware VIP® Value Series - Service Class	491,013	(350,334)	140,679	764,913
Delaware VIP® Value Series - Standard Class	2,775,200	(1,601,149)	1,174,051	7,984,184
DWS Alternative Asset Allocation VIP Portfolio - Class A	42,608	(19,679)	22,929	(14,540)
DWS Alternative Asset Allocation VIP Portfolio - Class B	36,338	(19,762)	16,576	(19,689)
DWS Equity 500 Index VIP Portfolio - Class A	2,672	(886)	1,786	4,348
DWS Small Cap Index VIP Portfolio - Class A	12,345	(15,366)	(3,021)	72,925
Fidelity® VIP Contrafund® Portfolio - Service Class	1,291,498	(2,244,396)	(952,898)	6,447,202
Fidelity® VIP Contrafund® Portfolio - Service Class 2	333,735	(773,671)	(439,936)	1,770,408
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	24,947	(11,629)	13,318	(14,966)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	1,913	(1,205)	708	(3,734)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	30,401	(19,835)	10,566	(26,405)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	6,284	(3,035)	3,249	4
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	14,049	(11,900)	2,149	(9,940)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	6,940	(4,055)	2,885	(2,196)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	5,460	(4,428)	1,032	(8,535)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	7,694	(4,158)	3,536	(31)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	1,801	(1,745)	56	(9,694)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	7,420	(4,171)	3,249	86
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	5,373	(2,088)	3,285	(2,568)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	6,820	(3,845)	2,975	(715)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	4,920	(4,004)	916	(7,844)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	14,343	(6,834)	7,509	223
Fidelity® VIP Growth Portfolio - Service Class	153,850	(1,054,768)	(900,918)	2,992,014
Fidelity® VIP Growth Portfolio - Service Class 2	10,113	(268,028)	(257,915)	735,834
Fidelity® VIP Mid Cap Portfolio - Service Class 2	10,207	(30,641)	(20,434)	50,068
Franklin Income VIP Fund - Class 2	69,919	(19,386)	50,533	17,614
Franklin Mutual Shares VIP Fund - Class 2	34,439	(18,713)	15,726	34,385
Invesco V.I. Core Equity Fund - Series I Shares	2	(4)	(2)	—
Invesco V.I. International Growth Fund - Series I Shares	695	(462)	233	2,305
Janus Henderson Global Research Portfolio - Institutional Shares	4,289	(2,178)	2,111	2,941
LVIP Baron Growth Opportunities Fund - Service Class	—	(1,829,672)	(1,829,672)	7,222,913
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	153,540	(77,046)	76,494	256,602
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,980,477	(2,344,129)	2,636,348	6,953,694
LVIP BlackRock Inflation Protected Bond Fund - Service Class	260,536	(57,451)	203,085	(48,353)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$—	$2,631,864	$(4,850,981)	$(2,477,677)
AB VPS International Value Portfolio - Class B	—	231	(32,076)	(31,828)
AB VPS Small/Mid Cap Value Portfolio - Class A	57,911	72,219	(181,466)	(114,070)
American Century VP Inflation Protection Fund - Class II	—	(85,007)	(226,440)	(226,208)
American Century VP International Fund - Class I	2,246	2,459	(8,064)	(5,358)
American Funds Global Growth Fund - Class 2	8,794,352	12,311,270	(23,437,948)	(11,592,636)
American Funds Growth Fund - Class 2	77,967,714	97,751,308	(96,971,819)	(3,842,227)
American Funds Growth-Income Fund - Class 2	21,254,357	28,755,537	(36,561,886)	(6,704,298)
American Funds International Fund - Class 2	11,382,813	15,970,206	(49,922,925)	(32,532,277)
BlackRock Global Allocation V.I. Fund - Class I	740,258	997,932	(2,630,734)	(1,659,209)
BlackRock Global Allocation V.I. Fund - Class III	656,629	713,629	(1,977,519)	(1,296,228)
Delaware VIP® Diversified Income Series - Service Class	—	(196,351)	(2,339,293)	(1,640,501)
Delaware VIP® Diversified Income Series - Standard Class	—	40,307	(4,434,049)	(2,620,000)
Delaware VIP® Emerging Markets Series - Service Class	6,603	67,870	(447,602)	(341,796)
Delaware VIP® High Yield Series - Service Class	—	(233,305)	(1,066,211)	(697,110)
Delaware VIP® High Yield Series - Standard Class	—	(684,408)	(1,883,479)	(1,277,249)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	—	(13,967)	(35,812)	(26,312)
Delaware VIP® REIT Series - Service Class	677,632	636,048	(2,762,605)	(1,943,410)
Delaware VIP® REIT Series - Standard Class	2,655,626	1,910,946	(10,529,162)	(7,660,674)
Delaware VIP® Small Cap Value Series - Service Class	16,853,010	25,248,014	(63,664,297)	(39,334,362)
Delaware VIP® Smid Cap Core Series - Service Class	8,695,548	8,644,441	(11,867,283)	(3,497,850)
Delaware VIP® Smid Cap Core Series - Standard Class	74,569,042	76,290,185	(103,217,060)	(28,955,100)
Delaware VIP® U.S. Growth Series - Service Class	18,694	19,749	(22,943)	(5,111)
Delaware VIP® Value Series - Service Class	2,146,150	2,911,063	(4,374,072)	(1,322,330)
Delaware VIP® Value Series - Standard Class	10,309,372	18,293,556	(24,421,583)	(4,953,976)
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(14,540)	(215,143)	(206,754)
DWS Alternative Asset Allocation VIP Portfolio - Class B	—	(19,689)	(203,181)	(206,294)
DWS Equity 500 Index VIP Portfolio - Class A	13,808	18,156	(27,743)	(7,801)
DWS Small Cap Index VIP Portfolio - Class A	87,617	160,542	(284,219)	(126,698)
Fidelity® VIP Contrafund® Portfolio - Service Class	19,233,295	25,680,497	(38,754,302)	(14,026,703)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	6,760,505	8,530,913	(13,409,766)	(5,318,789)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	28,360	13,394	(130,224)	(103,512)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	4,139	405	(13,561)	(12,448)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	30,866	4,461	(205,407)	(190,380)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	3,544	3,548	(49,352)	(42,555)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	20,583	10,643	(109,195)	(96,403)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	8,445	6,249	(65,094)	(55,960)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	8,330	(205)	(67,994)	(67,167)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	7,617	7,586	(86,547)	(75,425)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	3,709	(5,985)	(15,681)	(21,610)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	5,733	5,819	(92,864)	(83,796)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	3,473	905	(44,764)	(40,574)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	4,395	3,680	(90,228)	(83,573)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	9,148	1,304	(62,596)	(60,376)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	9,552	9,775	(176,133)	(158,849)
Fidelity® VIP Growth Portfolio - Service Class	14,187,787	17,179,801	(17,116,622)	(837,739)
Fidelity® VIP Growth Portfolio - Service Class 2	3,496,722	4,232,556	(4,453,428)	(478,787)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	226,937	277,005	(639,296)	(382,725)
Franklin Income VIP Fund - Class 2	—	17,614	(140,113)	(71,966)
Franklin Mutual Shares VIP Fund - Class 2	53,625	88,010	(246,335)	(142,599)
Invesco V.I. Core Equity Fund - Series I Shares	11	11	(28)	(19)
Invesco V.I. International Growth Fund - Series I Shares	235	2,540	(8,579)	(5,806)
Janus Henderson Global Research Portfolio - Institutional Shares	—	2,941	(32,228)	(27,176)
LVIP Baron Growth Opportunities Fund - Service Class	7,757,957	14,980,870	(21,264,445)	(8,113,247)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	—	256,602	(1,017,806)	(684,710)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	6,953,694	(29,454,461)	(19,864,419)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(48,353)	(211,067)	(56,335)

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	$530,124	$(113,569)	$416,555	$(203,073)
LVIP BlackRock Scientific Allocation Fund - Service Class	254,951	(128,993)	125,958	(102,973)
LVIP BlackRock Scientific Allocation Fund - Standard Class	102,528	(49,741)	52,787	(19,244)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	17,202	(35,503)	(18,301)	168,090
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,563,401	(2,299,682)	(736,281)	10,328,096
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(7,708)	(7,708)	19,647
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(19,279)	(19,279)	79,350
LVIP Clarion Global Real Estate Fund - Service Class	187,350	(55,268)	132,082	57,304
LVIP Clarion Global Real Estate Fund - Standard Class	318,739	(88,572)	230,167	132,390
LVIP Delaware Bond Fund - Service Class	653,202	(237,050)	416,152	(33,865)
LVIP Delaware Bond Fund - Standard Class	5,117,601	(1,719,453)	3,398,148	841,798
LVIP Delaware Diversified Floating Rate Fund - Service Class	172,263	(56,710)	115,553	6,276
LVIP Delaware Social Awareness Fund - Service Class	262,482	(266,217)	(3,735)	217,683
LVIP Delaware Social Awareness Fund - Standard Class	6,870,836	(5,410,852)	1,459,984	10,000,913
LVIP Delaware Special Opportunities Fund - Service Class	404,572	(404,319)	253	319,238
LVIP Delaware Special Opportunities Fund - Standard Class	5,598,283	(4,383,709)	1,214,574	9,211,425
LVIP Delaware Wealth Builder Fund - Service Class	314,177	(114,468)	199,709	(61,751)
LVIP Delaware Wealth Builder Fund - Standard Class	2,661,763	(921,449)	1,740,314	474,998
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	127,451	(106,910)	20,541	46,075
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	14,256,474	(10,125,250)	4,131,224	10,095,369
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	7,107	(6,934)	173	21,418
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	17,089	(12,750)	4,339	19,412
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	365,058	(167,681)	197,377	286,835
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	288,257	(123,308)	164,949	270,894
LVIP Global Growth Allocation Managed Risk Fund - Service Class	864,328	(440,485)	423,843	1,484,419
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	355,865	(163,979)	191,886	735,915
LVIP Global Income Fund - Service Class	173,931	(52,551)	121,380	(10,295)
LVIP Global Income Fund - Standard Class	151,056	(43,236)	107,820	(16,477)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	1,002,024	(498,024)	504,000	1,076,914
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	534,754	(244,033)	290,721	740,043
LVIP Government Money Market Fund - Service Class	77,378	(68,839)	8,539	—
LVIP Government Money Market Fund - Standard Class	494,267	(356,348)	137,919	1
LVIP JPMorgan Retirement Income Fund - Service Class	179,574	(70,946)	108,628	(59,710)
LVIP JPMorgan Retirement Income Fund - Standard Class	4,610,515	(1,756,053)	2,854,462	(1,692,824)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	12,221	(11,143)	1,078	33,367
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	18,914	(14,901)	4,013	63,746
LVIP MFS International Growth Fund - Service Class	4,091	(5,162)	(1,071)	10,706
LVIP MFS Value Fund - Service Class	25,426	(19,843)	5,583	204,172
LVIP Mondrian International Value Fund - Service Class	549,028	(194,458)	354,570	30,936
LVIP Mondrian International Value Fund - Standard Class	5,090,253	(1,715,975)	3,374,278	3,935,102
LVIP SSGA Bond Index Fund - Service Class	93,087	(40,258)	52,829	(27,634)
LVIP SSGA Bond Index Fund - Standard Class	179,109	(64,367)	114,742	(60,517)
LVIP SSGA Developed International 150 Fund - Service Class	4,387	(1,521)	2,866	3,355
LVIP SSGA Emerging Markets 100 Fund - Service Class	477,967	(116,247)	361,720	(52,154)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	907,171	(221,091)	686,080	(321,947)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	320,406	(133,977)	186,429	346,221
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	158,679	(59,335)	99,344	88,507
LVIP SSGA International Index Fund - Service Class	100,545	(43,412)	57,133	39,802
LVIP SSGA International Index Fund - Standard Class	121,866	(47,741)	74,125	55,897
LVIP SSGA International Managed Volatility Fund - Service Class	14,883	(7,468)	7,415	9,380
LVIP SSGA International Managed Volatility Fund - Standard Class	21,007	(9,351)	11,656	28,817
LVIP SSGA Large Cap 100 Fund - Service Class	2,755	(2,793)	(38)	3,072
LVIP SSGA S&P 500 Index Fund - Service Class	1,431,156	(899,165)	531,991	1,864,051
LVIP SSGA S&P 500 Index Fund - Standard Class	6,391,735	(3,627,278)	2,764,457	13,188,850
LVIP SSGA Small-Cap Index Fund - Service Class	123,298	(172,633)	(49,335)	522,258
LVIP SSGA Small-Cap Index Fund - Standard Class	405,841	(439,808)	(33,967)	1,540,501
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	15,284	(8,189)	7,095	16,751

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	$—	$(203,073)	$(300,130)	$(86,648)
LVIP BlackRock Scientific Allocation Fund - Service Class	2,290,537	2,187,564	(3,171,315)	(857,793)
LVIP BlackRock Scientific Allocation Fund - Standard Class	801,913	782,669	(1,126,883)	(291,427)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	350,121	518,211	(690,414)	(190,504)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	21,998,368	32,326,464	(42,433,623)	(10,843,440)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	19,647	(36,080)	(24,141)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	79,350	(155,759)	(95,688)
LVIP Clarion Global Real Estate Fund - Service Class	—	57,304	(711,619)	(522,233)
LVIP Clarion Global Real Estate Fund - Standard Class	—	132,390	(1,204,831)	(842,274)
LVIP Delaware Bond Fund - Service Class	—	(33,865)	(934,473)	(552,186)
LVIP Delaware Bond Fund - Standard Class	—	841,798	(7,615,666)	(3,375,720)
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	6,276	(179,350)	(57,521)
LVIP Delaware Social Awareness Fund - Service Class	2,575,466	2,793,149	(4,244,953)	(1,455,539)
LVIP Delaware Social Awareness Fund - Standard Class	51,379,296	61,380,209	(88,242,721)	(25,402,528)
LVIP Delaware Special Opportunities Fund - Service Class	3,720,226	4,039,464	(10,325,776)	(6,286,059)
LVIP Delaware Special Opportunities Fund - Standard Class	39,429,352	48,640,777	(114,972,904)	(65,117,553)
LVIP Delaware Wealth Builder Fund - Service Class	2,093,859	2,032,108	(2,961,662)	(729,845)
LVIP Delaware Wealth Builder Fund - Standard Class	16,702,803	17,177,801	(24,538,388)	(5,620,273)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	256,784	302,859	(1,218,057)	(894,657)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	23,392,540	33,487,909	(111,219,929)	(73,600,796)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	—	21,418	(83,828)	(62,237)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	19,412	(155,119)	(131,368)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	240,556	527,391	(1,642,107)	(917,339)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	171,009	441,903	(1,228,690)	(621,838)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	1,484,419	(4,943,392)	(3,035,130)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	735,915	(1,999,796)	(1,071,995)
LVIP Global Income Fund - Service Class	7,116	(3,179)	(98,054)	20,147
LVIP Global Income Fund - Standard Class	6,194	(10,283)	(73,531)	24,006
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	206,472	1,283,386	(4,855,965)	(3,068,579)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	100,216	840,259	(2,564,244)	(1,433,264)
LVIP Government Money Market Fund - Service Class	1	1	—	8,540
LVIP Government Money Market Fund - Standard Class	7	8	1	137,928
LVIP JPMorgan Retirement Income Fund - Service Class	949,500	889,790	(1,403,461)	(405,043)
LVIP JPMorgan Retirement Income Fund - Standard Class	22,892,853	21,200,029	(33,513,889)	(9,459,398)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	—	33,367	(169,013)	(134,568)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	63,746	(249,107)	(181,348)
LVIP MFS International Growth Fund - Service Class	3,571	14,277	(51,287)	(38,081)
LVIP MFS Value Fund - Service Class	58,929	263,101	(457,304)	(188,620)
LVIP Mondrian International Value Fund - Service Class	238,868	269,804	(3,094,494)	(2,470,120)
LVIP Mondrian International Value Fund - Standard Class	2,054,222	5,989,324	(30,257,282)	(20,893,680)
LVIP SSGA Bond Index Fund - Service Class	—	(27,634)	(86,744)	(61,549)
LVIP SSGA Bond Index Fund - Standard Class	—	(60,517)	(138,391)	(84,166)
LVIP SSGA Developed International 150 Fund - Service Class	3,237	6,592	(31,854)	(22,396)
LVIP SSGA Emerging Markets 100 Fund - Service Class	—	(52,154)	(1,934,023)	(1,624,457)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(321,947)	(3,388,548)	(3,024,415)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	—	346,221	(1,715,146)	(1,182,496)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	88,507	(703,473)	(515,622)
LVIP SSGA International Index Fund - Service Class	—	39,802	(746,074)	(649,139)
LVIP SSGA International Index Fund - Standard Class	—	55,897	(849,177)	(719,155)
LVIP SSGA International Managed Volatility Fund - Service Class	—	9,380	(121,194)	(104,399)
LVIP SSGA International Managed Volatility Fund - Standard Class	—	28,817	(165,764)	(125,291)
LVIP SSGA Large Cap 100 Fund - Service Class	8,602	11,674	(27,673)	(16,037)
LVIP SSGA S&P 500 Index Fund - Service Class	1,647,893	3,511,944	(8,969,107)	(4,925,172)
LVIP SSGA S&P 500 Index Fund - Standard Class	6,439,536	19,628,386	(40,056,683)	(17,663,840)
LVIP SSGA Small-Cap Index Fund - Service Class	596,028	1,118,286	(3,094,966)	(2,026,015)
LVIP SSGA Small-Cap Index Fund - Standard Class	1,531,107	3,071,608	(7,919,400)	(4,881,759)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	12,925	29,676	(111,361)	(74,590)

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP T. Rowe Price 2010 Fund - Service Class	$33,266	$(17,399)	$15,867	$8,468
LVIP T. Rowe Price 2010 Fund - Standard Class	55,619	(28,996)	26,623	44,103
LVIP T. Rowe Price 2020 Fund - Service Class	202,416	(128,472)	73,944	197,618
LVIP T. Rowe Price 2020 Fund - Standard Class	187,323	(105,191)	82,132	87,199
LVIP T. Rowe Price 2030 Fund - Service Class	360,310	(241,106)	119,204	168,907
LVIP T. Rowe Price 2030 Fund - Standard Class	165,215	(98,577)	66,638	100,063
LVIP T. Rowe Price 2040 Fund - Service Class	326,749	(236,079)	90,670	168,757
LVIP T. Rowe Price 2040 Fund - Standard Class	47,145	(29,972)	17,173	38,366
LVIP T. Rowe Price 2050 Fund - Service Class	192,084	(124,419)	67,665	82,134
LVIP T. Rowe Price 2050 Fund - Standard Class	11,204	(5,984)	5,220	2,325
LVIP T. Rowe Price Growth Stock Fund - Service Class	649	(9,840)	(9,191)	118,455
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	34,587	(213,882)	(179,295)	439,486
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	680,430	(1,887,031)	(1,206,601)	9,534,341
LVIP Vanguard Domestic Equity ETF Fund - Service Class	240,398	(204,498)	35,900	1,184,903
LVIP Vanguard International Equity ETF Fund - Service Class	251,140	(133,920)	117,220	258,644
LVIP Wellington Capital Growth Fund - Service Class	—	(989)	(989)	37,089
LVIP Wellington Mid-Cap Value Fund - Service Class	1,061	(3,133)	(2,072)	19,693
MFS® VIT Total Return Series - Initial Class	28,724	(15,663)	13,061	33,471
MFS® VIT Utilities Series - Initial Class	1,293,195	(1,199,714)	93,481	2,084,899
MFS® VIT Utilities Series - Service Class	317,452	(376,895)	(59,443)	483,606
MFS® VIT II Core Equity Portfolio - Initial Class	37	(55)	(18)	4
Neuberger Berman AMT Large Cap Value Portfolio - I Class	699	(317)	382	6
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(617)	(617)	403
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,322	(2,250)	(928)	16,588
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	704	(361)	343	(5,644)
PIMCO VIT Total Return Portfolio - Administrative Class	412,991	(165,350)	247,641	(145,355)
Putnam VT Global Health Care Fund - Class IB	409	(447)	(38)	(1)
Templeton Global Bond VIP Fund - Class 2	—	(38,331)	(38,331)	(27,960)
Wells Fargo VT Omega Growth Fund - Class 2	—	(697)	(697)	1,551
Wells Fargo VT Small Cap Growth Fund - Class 2	—	(3,893)	(3,893)	22,561

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP T. Rowe Price 2010 Fund - Service Class	$110,237	$118,705	$(228,696)	$(94,124)
LVIP T. Rowe Price 2010 Fund - Standard Class	168,207	212,310	(372,861)	(133,928)
LVIP T. Rowe Price 2020 Fund - Service Class	638,957	836,575	(1,742,888)	(832,369)
LVIP T. Rowe Price 2020 Fund - Standard Class	530,518	617,717	(1,372,104)	(672,255)
LVIP T. Rowe Price 2030 Fund - Service Class	645,144	814,051	(3,017,774)	(2,084,519)
LVIP T. Rowe Price 2030 Fund - Standard Class	262,016	362,079	(1,249,677)	(820,960)
LVIP T. Rowe Price 2040 Fund - Service Class	859,241	1,027,998	(3,469,419)	(2,350,751)
LVIP T. Rowe Price 2040 Fund - Standard Class	109,749	148,115	(448,539)	(283,251)
LVIP T. Rowe Price 2050 Fund - Service Class	115,000	197,134	(1,503,638)	(1,238,839)
LVIP T. Rowe Price 2050 Fund - Standard Class	5,752	8,077	(82,084)	(68,787)
LVIP T. Rowe Price Growth Stock Fund - Service Class	61,192	179,647	(163,855)	6,601
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,740,601	2,180,087	(2,915,558)	(914,766)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	14,148,005	23,682,346	(28,342,440)	(5,866,695)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	42,426	1,227,329	(2,406,893)	(1,143,664)
LVIP Vanguard International Equity ETF Fund - Service Class	—	258,644	(2,573,115)	(2,197,251)
LVIP Wellington Capital Growth Fund - Service Class	5,787	42,876	(35,795)	6,092
LVIP Wellington Mid-Cap Value Fund - Service Class	7,561	27,254	(63,773)	(38,591)
MFS® VIT Total Return Series - Initial Class	58,528	91,999	(197,643)	(92,583)
MFS® VIT Utilities Series - Initial Class	449,005	2,533,904	(2,458,325)	169,060
MFS® VIT Utilities Series - Service Class	145,128	628,734	(615,146)	(45,855)
MFS® VIT II Core Equity Portfolio - Initial Class	578	582	(818)	(254)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	6,220	6,226	(7,515)	(907)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	8,166	8,569	(15,241)	(7,289)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	9,155	25,743	(54,142)	(29,327)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(5,644)	319	(4,982)
PIMCO VIT Total Return Portfolio - Administrative Class	188,289	42,934	(559,808)	(269,233)
Putnam VT Global Health Care Fund - Class IB	6,809	6,808	(7,671)	(901)
Templeton Global Bond VIP Fund - Class 2	—	(27,960)	83,121	16,830
Wells Fargo VT Omega Growth Fund - Class 2	6,025	7,576	(6,861)	18
Wells Fargo VT Small Cap Growth Fund - Class 2	31,240	53,801	(56,731)	(6,823)

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2017 and 2018

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS International Value Portfolio - Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP International Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount
NET ASSETS JANUARY 1, 2017	$18,590,832	$83,252	$820,542	$20,512	$6,128,643	$29,178	$103,233,401
Changes From Operations:
• Net investment income (loss)	(170,166)	1,200	(5,403)	72	84,307	100	(405,573)
• Net realized gain (loss) on investments	753,611	77	68,747	(944)	(57,637)	628	5,589,819
• Net change in unrealized appreciation or depreciation on investments	6,195,029	20,931	26,780	1,072	118,499	7,769	24,942,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,778,474	22,208	90,124	200	145,169	8,497	30,126,432
Changes From Unit Transactions:
• Net unit transactions	2,848,015	26,105	(127,853)	(20,712)	(347,190)	(3,299)	(4,864,353)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,848,015	26,105	(127,853)	(20,712)	(347,190)	(3,299)	(4,864,353)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,626,489	48,313	(37,729)	(20,512)	(202,021)	5,198	25,262,079
NET ASSETS AT DECEMBER 31, 2017	28,217,321	131,565	782,813	—	5,926,622	34,376	128,495,480
Changes From Operations:
• Net investment income (loss)	(258,560)	17	(4,823)	—	85,239	247	(465,958)
• Net realized gain (loss) on investments	2,631,864	231	72,219	—	(85,007)	2,459	12,311,270
• Net change in unrealized appreciation or depreciation on investments	(4,850,981)	(32,076)	(181,466)	—	(226,440)	(8,064)	(23,437,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,477,677)	(31,828)	(114,070)	—	(226,208)	(5,358)	(11,592,636)
Changes From Unit Transactions:
• Net unit transactions	(5,421,217)	6,117	(48,324)	—	(698,173)	(184)	(10,658,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,421,217)	6,117	(48,324)	—	(698,173)	(184)	(10,658,035)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,898,894)	(25,711)	(162,394)	—	(924,381)	(5,542)	(22,250,671)
NET ASSETS AT DECEMBER 31, 2018	$20,318,427	$105,854	$620,419	$—	$5,002,241	$28,834	$106,244,809

See accompanying notes.

	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount	Delaware VIP® Diversified Income Series - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$655,319,574	$272,693,654	$206,086,508	$21,938,228	$14,551,282	$50,278,682
Changes From Operations:
• Net investment income (loss)	(3,708,509)	1,063,456	582,712	61,611	32,282	684,273
• Net realized gain (loss) on investments	82,702,864	23,119,711	5,063,608	371,931	181,681	(3,068)
• Net change in unrealized appreciation or depreciation on investments	91,553,314	31,913,485	55,786,837	2,225,945	1,571,204	1,187,757
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,547,669	56,096,652	61,433,157	2,659,487	1,785,167	1,868,962
Changes From Unit Transactions:
• Net unit transactions	(59,715,688)	(17,224,534)	(14,250,373)	(2,222,083)	(409,323)	(1,637,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(59,715,688)	(17,224,534)	(14,250,373)	(2,222,083)	(409,323)	(1,637,281)
TOTAL INCREASE (DECREASE) IN NET ASSETS	110,831,981	38,872,118	47,182,784	437,404	1,375,844	231,681
NET ASSETS AT DECEMBER 31, 2017	766,151,555	311,565,772	253,269,292	22,375,632	15,927,126	50,510,363
Changes From Operations:
• Net investment income (loss)	(4,621,716)	1,102,051	1,420,442	(26,407)	(32,338)	895,143
• Net realized gain (loss) on investments	97,751,308	28,755,537	15,970,206	997,932	713,629	(196,351)
• Net change in unrealized appreciation or depreciation on investments	(96,971,819)	(36,561,886)	(49,922,925)	(2,630,734)	(1,977,519)	(2,339,293)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,842,227)	(6,704,298)	(32,532,277)	(1,659,209)	(1,296,228)	(1,640,501)
Changes From Unit Transactions:
• Net unit transactions	(73,484,570)	(27,045,735)	(25,327,290)	(2,854,361)	(784,866)	(4,893,346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(73,484,570)	(27,045,735)	(25,327,290)	(2,854,361)	(784,866)	(4,893,346)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,326,797)	(33,750,033)	(57,859,567)	(4,513,570)	(2,081,094)	(6,533,847)
NET ASSETS AT DECEMBER 31, 2018	$688,824,758	$277,815,739	$195,409,725	$17,862,062	$13,846,032	$43,976,516

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® High Yield Series - Service Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Service Class Subaccount	Delaware VIP® REIT Series - Service Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount
NET ASSETS JANUARY 1, 2017	$93,931,205	$1,823,457	$12,507,648	$30,927,271	$2,394,704	$25,735,237	$120,305,388
Changes From Operations:
• Net investment income (loss)	1,511,307	(16,331)	609,153	1,477,822	13,561	84,507	669,727
• Net realized gain (loss) on investments	474,717	78,724	(109,036)	(470,799)	(2,479)	3,595,750	16,442,282
• Net change in unrealized appreciation or depreciation on investments	1,722,633	594,192	279,861	860,535	6,494	(3,624,245)	(16,587,252)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,708,657	656,585	779,978	1,867,558	17,576	56,012	524,757
Changes From Unit Transactions:
• Net unit transactions	(11,413,625)	(358,553)	(203,572)	(5,221,729)	(209,582)	(1,317,555)	(20,358,013)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,413,625)	(358,553)	(203,572)	(5,221,729)	(209,582)	(1,317,555)	(20,358,013)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,704,968)	298,032	576,406	(3,354,171)	(192,006)	(1,261,543)	(19,833,256)
NET ASSETS AT DECEMBER 31, 2017	86,226,237	2,121,489	13,084,054	27,573,100	2,202,698	24,473,694	100,472,132
Changes From Operations:
• Net investment income (loss)	1,773,742	37,936	602,406	1,290,638	23,467	183,147	957,542
• Net realized gain (loss) on investments	40,307	67,870	(233,305)	(684,408)	(13,967)	636,048	1,910,946
• Net change in unrealized appreciation or depreciation on investments	(4,434,049)	(447,602)	(1,066,211)	(1,883,479)	(35,812)	(2,762,605)	(10,529,162)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,620,000)	(341,796)	(697,110)	(1,277,249)	(26,312)	(1,943,410)	(7,660,674)
Changes From Unit Transactions:
• Net unit transactions	(12,689,178)	(202,421)	(1,249,555)	(5,427,171)	(404,655)	(2,014,636)	(14,102,644)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,689,178)	(202,421)	(1,249,555)	(5,427,171)	(404,655)	(2,014,636)	(14,102,644)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,309,178)	(544,217)	(1,946,665)	(6,704,420)	(430,967)	(3,958,046)	(21,763,318)
NET ASSETS AT DECEMBER 31, 2018	$70,917,059	$1,577,272	$11,137,389	$20,868,680	$1,771,731	$20,515,648	$78,708,814

See accompanying notes.

	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Service Class Subaccount	Delaware VIP® Value Series - Service Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount
NET ASSETS JANUARY 1, 2017	$251,413,319	$23,234,287	$239,352,442	$236,296	$31,904,371	$171,692,113
Changes From Operations:
• Net investment income (loss)	(871,402)	(229,211)	(1,694,954)	(2,172)	155,202	1,282,551
• Net realized gain (loss) on investments	17,083,901	1,909,414	22,367,078	(16,407)	1,936,929	13,026,384
• Net change in unrealized appreciation or depreciation on investments	8,624,976	2,314,888	18,358,720	57,634	1,745,304	5,892,662
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,837,475	3,995,091	39,030,844	39,055	3,837,435	20,201,597
Changes From Unit Transactions:
• Net unit transactions	(25,622,533)	(42,277)	(28,338,382)	(121,351)	(1,073,330)	(19,460,876)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25,622,533)	(42,277)	(28,338,382)	(121,351)	(1,073,330)	(19,460,876)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(785,058)	3,952,814	10,692,462	(82,296)	2,764,105	740,721
NET ASSETS AT DECEMBER 31, 2017	250,628,261	27,187,101	250,044,904	154,000	34,668,476	172,432,834
Changes From Operations:
• Net investment income (loss)	(918,079)	(275,008)	(2,028,225)	(1,917)	140,679	1,174,051
• Net realized gain (loss) on investments	25,248,014	8,644,441	76,290,185	19,749	2,911,063	18,293,556
• Net change in unrealized appreciation or depreciation on investments	(63,664,297)	(11,867,283)	(103,217,060)	(22,943)	(4,374,072)	(24,421,583)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,334,362)	(3,497,850)	(28,955,100)	(5,111)	(1,322,330)	(4,953,976)
Changes From Unit Transactions:
• Net unit transactions	(30,876,485)	(683,843)	(24,064,226)	(21,716)	(795,174)	(22,489,463)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,876,485)	(683,843)	(24,064,226)	(21,716)	(795,174)	(22,489,463)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,210,847)	(4,181,693)	(53,019,326)	(26,827)	(2,117,504)	(27,443,439)
NET ASSETS AT DECEMBER 31, 2018	$180,417,414	$23,005,408	$197,025,578	$127,173	$32,550,972	$144,989,395

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class B Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount
NET ASSETS JANUARY 1, 2017	$2,878,678	$2,146,599	$140,642	$9,000	$1,307,208	$210,750,750	$68,978,449
Changes From Operations:
• Net investment income (loss)	34,104	21,977	1,765	(23)	(3,810)	(311,394)	(172,911)
• Net realized gain (loss) on investments	(16,081)	(9,103)	11,880	714	83,575	18,702,491	5,541,604
• Net change in unrealized appreciation or depreciation on investments	136,251	109,362	14,916	(187)	82,866	22,644,658	8,313,505
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	154,274	122,236	28,561	504	162,631	41,035,755	13,682,198
Changes From Unit Transactions:
• Net unit transactions	(878,578)	(134,739)	(8,393)	(9,504)	(118,690)	(26,769,805)	(4,397,171)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(878,578)	(134,739)	(8,393)	(9,504)	(118,690)	(26,769,805)	(4,397,171)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(724,304)	(12,503)	20,168	(9,000)	43,941	14,265,950	9,285,027
NET ASSETS AT DECEMBER 31, 2017	2,154,374	2,134,096	160,810	—	1,351,149	225,016,700	78,263,476
Changes From Operations:
• Net investment income (loss)	22,929	16,576	1,786	—	(3,021)	(952,898)	(439,936)
• Net realized gain (loss) on investments	(14,540)	(19,689)	18,156	—	160,542	25,680,497	8,530,913
• Net change in unrealized appreciation or depreciation on investments	(215,143)	(203,181)	(27,743)	—	(284,219)	(38,754,302)	(13,409,766)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(206,754)	(206,294)	(7,801)	—	(126,698)	(14,026,703)	(5,318,789)
Changes From Unit Transactions:
• Net unit transactions	(182,599)	(207,531)	(7,092)	—	(282,969)	(26,711,153)	(5,928,843)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(182,599)	(207,531)	(7,092)	—	(282,969)	(26,711,153)	(5,928,843)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(389,353)	(413,825)	(14,893)	—	(409,667)	(40,737,856)	(11,247,632)
NET ASSETS AT DECEMBER 31, 2018	$1,765,021	$1,720,271	$145,917	$—	$941,482	$184,278,844	$67,015,844

See accompanying notes.

	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS JANUARY 1, 2017	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	4,744	(14)	1,260	(1)	5,562	(126)
• Net realized gain (loss) on investments	2,480	—	773	—	4,085	3,794
• Net change in unrealized appreciation or depreciation on investments	(2,439)	158	(392)	14	(7,413)	13
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,785	144	1,641	13	2,234	3,681
Changes From Unit Transactions:
• Net unit transactions	385,281	55,054	702,127	5,138	485,106	1,001
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	385,281	55,054	702,127	5,138	485,106	1,001
TOTAL INCREASE (DECREASE) IN NET ASSETS	390,066	55,198	703,768	5,151	487,340	4,682
NET ASSETS AT DECEMBER 31, 2017	390,066	55,198	703,768	5,151	487,340	4,682
Changes From Operations:
• Net investment income (loss)	13,318	708	10,566	3,249	2,149	2,885
• Net realized gain (loss) on investments	13,394	405	4,461	3,548	10,643	6,249
• Net change in unrealized appreciation or depreciation on investments	(130,224)	(13,561)	(205,407)	(49,352)	(109,195)	(65,094)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(103,512)	(12,448)	(190,380)	(42,555)	(96,403)	(55,960)
Changes From Unit Transactions:
• Net unit transactions	1,304,460	98,663	1,600,718	529,183	609,904	729,707
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,304,460	98,663	1,600,718	529,183	609,904	729,707
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,200,948	86,215	1,410,338	486,628	513,501	673,747
NET ASSETS AT DECEMBER 31, 2018	$1,591,014	$141,413	$2,114,106	$491,779	$1,000,841	$678,429

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$—	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	1,284	159	876	2	594	336	635
• Net realized gain (loss) on investments	1,192	174	841	3	570	372	587
• Net change in unrealized appreciation or depreciation on investments	(1,748)	(166)	(651)	1	(85)	(173)	(594)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	728	167	1,066	6	1,079	535	628
Changes From Unit Transactions:
• Net unit transactions	123,902	24,495	86,004	71,839	65,495	67,800	59,269
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	123,902	24,495	86,004	71,839	65,495	67,800	59,269
TOTAL INCREASE (DECREASE) IN NET ASSETS	124,630	24,662	87,070	71,845	66,574	68,335	59,897
NET ASSETS AT DECEMBER 31, 2017	124,630	24,662	87,070	71,845	66,574	68,335	59,897
Changes From Operations:
• Net investment income (loss)	1,032	3,536	56	3,249	3,285	2,975	916
• Net realized gain (loss) on investments	(205)	7,586	(5,985)	5,819	905	3,680	1,304
• Net change in unrealized appreciation or depreciation on investments	(67,994)	(86,547)	(15,681)	(92,864)	(44,764)	(90,228)	(62,596)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,167)	(75,425)	(21,610)	(83,796)	(40,574)	(83,573)	(60,376)
Changes From Unit Transactions:
• Net unit transactions	396,826	790,176	87,138	763,033	411,875	688,089	407,204
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	396,826	790,176	87,138	763,033	411,875	688,089	407,204
TOTAL INCREASE (DECREASE) IN NET ASSETS	329,659	714,751	65,528	679,237	371,301	604,516	346,828
NET ASSETS AT DECEMBER 31, 2018	$454,289	$739,413	$152,598	$751,082	$437,875	$672,851	$406,725

See accompanying notes.

	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount
NET ASSETS JANUARY 1, 2017	$—	$69,640,212	$16,021,569	$2,540,824	$1,616,718	$1,608,232
Changes From Operations:
• Net investment income (loss)	219	(758,363)	(190,084)	(18,109)	42,781	16,289
• Net realized gain (loss) on investments	255	7,691,290	1,843,233	178,888	17,180	112,224
• Net change in unrealized appreciation or depreciation on investments	(118)	16,815,786	3,966,349	290,459	63,530	(19,024)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	356	23,748,713	5,619,498	451,238	123,491	109,489
Changes From Unit Transactions:
• Net unit transactions	53,316	3,933,047	2,062,139	(320,682)	(150,069)	(156,583)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,316	3,933,047	2,062,139	(320,682)	(150,069)	(156,583)
TOTAL INCREASE (DECREASE) IN NET ASSETS	53,672	27,681,760	7,681,637	130,556	(26,578)	(47,094)
NET ASSETS AT DECEMBER 31, 2017	53,672	97,321,972	23,703,206	2,671,380	1,590,140	1,561,138
Changes From Operations:
• Net investment income (loss)	7,509	(900,918)	(257,915)	(20,434)	50,533	15,726
• Net realized gain (loss) on investments	9,775	17,179,801	4,232,556	277,005	17,614	88,010
• Net change in unrealized appreciation or depreciation on investments	(176,133)	(17,116,622)	(4,453,428)	(639,296)	(140,113)	(246,335)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(158,849)	(837,739)	(478,787)	(382,725)	(71,966)	(142,599)
Changes From Unit Transactions:
• Net unit transactions	1,537,220	(4,204,103)	1,407,387	(202,817)	(286,635)	(136,497)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,537,220	(4,204,103)	1,407,387	(202,817)	(286,635)	(136,497)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,378,371	(5,041,842)	928,600	(585,542)	(358,601)	(279,096)
NET ASSETS AT DECEMBER 31, 2018	$1,432,043	$92,280,130	$24,631,806	$2,085,838	$1,231,539	$1,282,042

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$26,250	$42,430	$300,348	$150,451,726	$7,680,596	$238,071,774	$5,892,325
Changes From Operations:
• Net investment income (loss)	(57)	59	824	(1,666,348)	46,097	1,939,477	37,096
• Net realized gain (loss) on investments	7,505	1,210	3,793	12,741,841	301,084	5,384,460	(46,617)
• Net change in unrealized appreciation or depreciation on investments	(5,643)	6,801	73,608	26,466,814	751,798	26,894,588	62,753
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,805	8,070	78,225	37,542,307	1,098,979	34,218,525	53,232
Changes From Unit Transactions:
• Net unit transactions	(27,886)	(6,240)	(8,518)	(12,454,730)	(638,426)	(24,139,367)	(70,533)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,886)	(6,240)	(8,518)	(12,454,730)	(638,426)	(24,139,367)	(70,533)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,081)	1,830	69,707	25,087,577	460,553	10,079,158	(17,301)
NET ASSETS AT DECEMBER 31, 2017	169	44,260	370,055	175,539,303	8,141,149	248,150,932	5,875,024
Changes From Operations:
• Net investment income (loss)	(2)	233	2,111	(1,829,672)	76,494	2,636,348	203,085
• Net realized gain (loss) on investments	11	2,540	2,941	14,980,870	256,602	6,953,694	(48,353)
• Net change in unrealized appreciation or depreciation on investments	(28)	(8,579)	(32,228)	(21,264,445)	(1,017,806)	(29,454,461)	(211,067)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19)	(5,806)	(27,176)	(8,113,247)	(684,710)	(19,864,419)	(56,335)
Changes From Unit Transactions:
• Net unit transactions	1	(8,696)	(2,790)	(8,947,477)	(471,687)	(26,039,596)	(270,590)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1	(8,696)	(2,790)	(8,947,477)	(471,687)	(26,039,596)	(270,590)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18)	(14,502)	(29,966)	(17,060,724)	(1,156,397)	(45,904,015)	(326,925)
NET ASSETS AT DECEMBER 31, 2018	$151	$29,758	$340,089	$158,478,579	$6,984,752	$202,246,917	$5,548,099

See accompanying notes.

	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Scientific Allocation Fund - Service Class Subaccount	LVIP BlackRock Scientific Allocation Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$13,834,120	$11,862,779	$5,679,513	$2,477,200	$205,981,439	$361,779
Changes From Operations:
• Net investment income (loss)	71,048	112,869	46,330	(16,261)	(814,181)	(4,725)
• Net realized gain (loss) on investments	(227,009)	621,310	276,424	257,171	14,860,350	7,181
• Net change in unrealized appreciation or depreciation on investments	295,855	797,781	353,247	404,827	34,938,165	90,901
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	139,894	1,531,960	676,001	645,737	48,984,334	93,357
Changes From Unit Transactions:
• Net unit transactions	(1,996,291)	135,273	(1,258,889)	427,073	(20,632,468)	80,709
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,996,291)	135,273	(1,258,889)	427,073	(20,632,468)	80,709
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,856,397)	1,667,233	(582,888)	1,072,810	28,351,866	174,066
NET ASSETS AT DECEMBER 31, 2017	11,977,723	13,530,012	5,096,625	3,550,010	234,333,305	535,845
Changes From Operations:
• Net investment income (loss)	416,555	125,958	52,787	(18,301)	(736,281)	(7,708)
• Net realized gain (loss) on investments	(203,073)	2,187,564	782,669	518,211	32,326,464	19,647
• Net change in unrealized appreciation or depreciation on investments	(300,130)	(3,171,315)	(1,126,883)	(690,414)	(42,433,623)	(36,080)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(86,648)	(857,793)	(291,427)	(190,504)	(10,843,440)	(24,141)
Changes From Unit Transactions:
• Net unit transactions	(1,888,479)	(656,600)	(586,226)	(224,836)	(21,458,576)	243,974
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,888,479)	(656,600)	(586,226)	(224,836)	(21,458,576)	243,974
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,975,127)	(1,514,393)	(877,653)	(415,340)	(32,302,016)	219,833
NET ASSETS AT DECEMBER 31, 2018	$10,002,596	$12,015,619	$4,218,972	$3,134,670	$202,031,289	$755,678

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Clarion Global Real Estate Fund - Service Class Subaccount	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$824,032	$5,276,604	$9,970,899	$26,151,033	$200,234,374	$4,388,234	$22,407,011
Changes From Operations:
• Net investment income (loss)	(9,731)	164,153	306,926	384,617	3,233,946	(12,810)	(8,012)
• Net realized gain (loss) on investments	12,683	82,807	204,421	48,783	1,687,526	2,606	2,799,728
• Net change in unrealized appreciation or depreciation on investments	202,124	235,977	383,487	337,315	1,369,921	64,011	1,365,952
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	205,076	482,937	894,834	770,715	6,291,393	53,807	4,157,668
Changes From Unit Transactions:
• Net unit transactions	301,601	(184,790)	(1,112,809)	(894,145)	(24,197,022)	391,260	(38,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	301,601	(184,790)	(1,112,809)	(894,145)	(24,197,022)	391,260	(38,727)
TOTAL INCREASE (DECREASE) IN NET ASSETS	506,677	298,147	(217,975)	(123,430)	(17,905,629)	445,067	4,118,941
NET ASSETS AT DECEMBER 31, 2017	1,330,709	5,574,751	9,752,924	26,027,603	182,328,745	4,833,301	26,525,952
Changes From Operations:
• Net investment income (loss)	(19,279)	132,082	230,167	416,152	3,398,148	115,553	(3,735)
• Net realized gain (loss) on investments	79,350	57,304	132,390	(33,865)	841,798	6,276	2,793,149
• Net change in unrealized appreciation or depreciation on investments	(155,759)	(711,619)	(1,204,831)	(934,473)	(7,615,666)	(179,350)	(4,244,953)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(95,688)	(522,233)	(842,274)	(552,186)	(3,375,720)	(57,521)	(1,455,539)
Changes From Unit Transactions:
• Net unit transactions	1,133,932	(118,444)	(1,218,696)	(3,041,171)	(21,435,925)	382,048	(1,108,161)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,133,932	(118,444)	(1,218,696)	(3,041,171)	(21,435,925)	382,048	(1,108,161)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,038,244	(640,677)	(2,060,970)	(3,593,357)	(24,811,645)	324,527	(2,563,700)
NET ASSETS AT DECEMBER 31, 2018	$2,368,953	$4,934,074	$7,691,954	$22,434,246	$157,517,100	$5,157,828	$23,962,252

See accompanying notes.

	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Service Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$510,864,856	$39,276,395	$445,035,149	$11,472,038	$97,717,354	$8,431,625
Changes From Operations:
• Net investment income (loss)	1,455,056	(13,728)	1,315,904	122,072	1,209,392	12,983
• Net realized gain (loss) on investments	65,172,117	3,798,555	47,759,691	672,790	6,226,680	103,694
• Net change in unrealized appreciation or depreciation on investments	25,553,479	2,295,127	20,183,429	433,011	3,025,502	1,572,807
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	92,180,652	6,079,954	69,259,024	1,227,873	10,461,574	1,689,484
Changes From Unit Transactions:
• Net unit transactions	(51,888,030)	(2,689,879)	(47,616,704)	(589,121)	(9,386,883)	470,638
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(51,888,030)	(2,689,879)	(47,616,704)	(589,121)	(9,386,883)	470,638
TOTAL INCREASE (DECREASE) IN NET ASSETS	40,292,622	3,390,075	21,642,320	638,752	1,074,691	2,160,122
NET ASSETS AT DECEMBER 31, 2017	551,157,478	42,666,470	466,677,469	12,110,790	98,792,045	10,591,747
Changes From Operations:
• Net investment income (loss)	1,459,984	253	1,214,574	199,709	1,740,314	20,541
• Net realized gain (loss) on investments	61,380,209	4,039,464	48,640,777	2,032,108	17,177,801	302,859
• Net change in unrealized appreciation or depreciation on investments	(88,242,721)	(10,325,776)	(114,972,904)	(2,961,662)	(24,538,388)	(1,218,057)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,402,528)	(6,286,059)	(65,117,553)	(729,845)	(5,620,273)	(894,657)
Changes From Unit Transactions:
• Net unit transactions	(61,288,762)	(3,095,656)	(52,400,294)	(825,725)	(10,403,061)	(131,192)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(61,288,762)	(3,095,656)	(52,400,294)	(825,725)	(10,403,061)	(131,192)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,691,290)	(9,381,715)	(117,517,847)	(1,555,570)	(16,023,334)	(1,025,849)
NET ASSETS AT DECEMBER 31, 2018	$464,466,188	$33,284,755	$349,159,622	$10,555,220	$82,768,711	$9,565,898

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS JANUARY 1, 2017	$961,988,780	$402,378	$577,030	$18,155,702	$13,957,565	$42,880,609	$18,566,891
Changes From Operations:
• Net investment income (loss)	3,903,553	332	5,401	174,738	152,893	431,435	217,191
• Net realized gain (loss) on investments	13,079,158	6,736	1,657	517,662	410,597	1,159,571	555,446
• Net change in unrealized appreciation or depreciation on investments	161,735,058	82,003	130,890	846,774	643,231	4,171,038	1,659,258
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	178,717,769	89,071	137,948	1,539,174	1,206,721	5,762,044	2,431,895
Changes From Unit Transactions:
• Net unit transactions	(102,000,517)	109,736	360,286	(2,057,667)	(2,112,673)	(4,358,968)	(2,969,410)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(102,000,517)	109,736	360,286	(2,057,667)	(2,112,673)	(4,358,968)	(2,969,410)
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,717,252	198,807	498,234	(518,493)	(905,952)	1,403,076	(537,515)
NET ASSETS AT DECEMBER 31, 2017	1,038,706,032	601,185	1,075,264	17,637,209	13,051,613	44,283,685	18,029,376
Changes From Operations:
• Net investment income (loss)	4,131,224	173	4,339	197,377	164,949	423,843	191,886
• Net realized gain (loss) on investments	33,487,909	21,418	19,412	527,391	441,903	1,484,419	735,915
• Net change in unrealized appreciation or depreciation on investments	(111,219,929)	(83,828)	(155,119)	(1,642,107)	(1,228,690)	(4,943,392)	(1,999,796)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(73,600,796)	(62,237)	(131,368)	(917,339)	(621,838)	(3,035,130)	(1,071,995)
Changes From Unit Transactions:
• Net unit transactions	(113,724,186)	18,654	160,678	(1,852,189)	(1,875,217)	(4,399,310)	(3,363,159)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(113,724,186)	18,654	160,678	(1,852,189)	(1,875,217)	(4,399,310)	(3,363,159)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(187,324,982)	(43,583)	29,310	(2,769,528)	(2,497,055)	(7,434,440)	(4,435,154)
NET ASSETS AT DECEMBER 31, 2018	$851,381,050	$557,602	$1,104,574	$14,867,681	$10,554,558	$36,849,245	$13,594,222

See accompanying notes.

	LVIP Global Income Fund - Service Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Service Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount
NET ASSETS JANUARY 1, 2017	$4,425,698	$4,659,324	$48,902,871	$26,881,477	$7,347,855	$41,039,500
Changes From Operations:
• Net investment income (loss)	(51,040)	(45,541)	452,186	286,197	(59,153)	(233,183)
• Net realized gain (loss) on investments	5,526	(8,981)	1,172,966	823,381	230	1,199
• Net change in unrealized appreciation or depreciation on investments	204,905	226,846	4,308,146	2,062,480	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	159,391	172,324	5,933,298	3,172,058	(58,923)	(231,984)
Changes From Unit Transactions:
• Net unit transactions	79,839	(588,751)	(5,043,264)	(4,683,159)	(409,709)	(5,928,167)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	79,839	(588,751)	(5,043,264)	(4,683,159)	(409,709)	(5,928,167)
TOTAL INCREASE (DECREASE) IN NET ASSETS	239,230	(416,427)	890,034	(1,511,101)	(468,632)	(6,160,151)
NET ASSETS AT DECEMBER 31, 2017	4,664,928	4,242,897	49,792,905	25,370,376	6,879,223	34,879,349
Changes From Operations:
• Net investment income (loss)	121,380	107,820	504,000	290,721	8,539	137,919
• Net realized gain (loss) on investments	(3,179)	(10,283)	1,283,386	840,259	1	8
• Net change in unrealized appreciation or depreciation on investments	(98,054)	(73,531)	(4,855,965)	(2,564,244)	—	1
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,147	24,006	(3,068,579)	(1,433,264)	8,540	137,928
Changes From Unit Transactions:
• Net unit transactions	(164,196)	(576,189)	(3,879,495)	(3,411,522)	163,288	2,451,861
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(164,196)	(576,189)	(3,879,495)	(3,411,522)	163,288	2,451,861
TOTAL INCREASE (DECREASE) IN NET ASSETS	(144,049)	(552,183)	(6,948,074)	(4,844,786)	171,828	2,589,789
NET ASSETS AT DECEMBER 31, 2018	$4,520,879	$3,690,714	$42,844,831	$20,525,590	$7,051,051	$37,469,138

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount	LVIP MFS Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$6,827,540	$189,215,181	$701,135	$1,645,647	$515,910	$2,112,905	$18,083,172
Changes From Operations:
• Net investment income (loss)	91,775	2,655,363	(1,572)	1,656	(2,286)	6,327	411,127
• Net realized gain (loss) on investments	236,487	6,044,169	21,077	35,580	56,776	216,234	34,990
• Net change in unrealized appreciation or depreciation on investments	321,947	9,047,192	93,290	161,279	65,408	87,870	3,065,873
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	650,209	17,746,724	112,795	198,515	119,898	310,431	3,511,990
Changes From Unit Transactions:
• Net unit transactions	(65,636)	(19,844,892)	218,870	(94,987)	(246,766)	(380,773)	(1,051,746)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(65,636)	(19,844,892)	218,870	(94,987)	(246,766)	(380,773)	(1,051,746)
TOTAL INCREASE (DECREASE) IN NET ASSETS	584,573	(2,098,168)	331,665	103,528	(126,868)	(70,342)	2,460,244
NET ASSETS AT DECEMBER 31, 2017	7,412,113	187,117,013	1,032,800	1,749,175	389,042	2,042,563	20,543,416
Changes From Operations:
• Net investment income (loss)	108,628	2,854,462	1,078	4,013	(1,071)	5,583	354,570
• Net realized gain (loss) on investments	889,790	21,200,029	33,367	63,746	14,277	263,101	269,804
• Net change in unrealized appreciation or depreciation on investments	(1,403,461)	(33,513,889)	(169,013)	(249,107)	(51,287)	(457,304)	(3,094,494)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(405,043)	(9,459,398)	(134,568)	(181,348)	(38,081)	(188,620)	(2,470,120)
Changes From Unit Transactions:
• Net unit transactions	(271,113)	(20,828,337)	42,789	(361,672)	2,841	(344,446)	(1,177,491)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(271,113)	(20,828,337)	42,789	(361,672)	2,841	(344,446)	(1,177,491)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(676,156)	(30,287,735)	(91,779)	(543,020)	(35,240)	(533,066)	(3,647,611)
NET ASSETS AT DECEMBER 31, 2018	$6,735,957	$156,829,278	$941,021	$1,206,155	$353,802	$1,509,497	$16,895,805

See accompanying notes.

	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount
NET ASSETS JANUARY 1, 2017	$172,297,911	$3,672,992	$6,846,040	$97,781	$8,747,221	$19,535,247
Changes From Operations:
• Net investment income (loss)	4,107,984	44,510	85,075	4,477	174,165	391,520
• Net realized gain (loss) on investments	3,848,131	(6,861)	(7,438)	586	(29,084)	(237,424)
• Net change in unrealized appreciation or depreciation on investments	25,137,272	30,465	66,032	18,285	1,880,811	4,350,078
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,093,387	68,114	143,669	23,348	2,025,892	4,504,174
Changes From Unit Transactions:
• Net unit transactions	(19,916,654)	132,129	(794,967)	39,260	1,420,562	379,230
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,916,654)	132,129	(794,967)	39,260	1,420,562	379,230
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,176,733	200,243	(651,298)	62,608	3,446,454	4,883,404
NET ASSETS AT DECEMBER 31, 2017	185,474,644	3,873,235	6,194,742	160,389	12,193,675	24,418,651
Changes From Operations:
• Net investment income (loss)	3,374,278	52,829	114,742	2,866	361,720	686,080
• Net realized gain (loss) on investments	5,989,324	(27,634)	(60,517)	6,592	(52,154)	(321,947)
• Net change in unrealized appreciation or depreciation on investments	(30,257,282)	(86,744)	(138,391)	(31,854)	(1,934,023)	(3,388,548)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(20,893,680)	(61,549)	(84,166)	(22,396)	(1,624,457)	(3,024,415)
Changes From Unit Transactions:
• Net unit transactions	(20,958,565)	(140,148)	276,609	(17,279)	(142,037)	(3,033,718)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(20,958,565)	(140,148)	276,609	(17,279)	(142,037)	(3,033,718)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,852,245)	(201,697)	192,443	(39,675)	(1,766,494)	(6,058,133)
NET ASSETS AT DECEMBER 31, 2018	$143,622,399	$3,671,538	$6,387,185	$120,714	$10,427,181	$18,360,518

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$14,386,873	$6,639,994	$2,963,079	$3,360,048	$523,449	$855,239	$405,568
Changes From Operations:
• Net investment income (loss)	384,747	183,030	55,984	74,902	7,205	10,661	3,437
• Net realized gain (loss) on investments	210,394	80,905	36,965	64,142	23,015	29,707	47,104
• Net change in unrealized appreciation or depreciation on investments	1,216,633	559,654	632,909	703,927	96,015	141,819	4,508
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,811,774	823,589	725,858	842,971	126,235	182,187	55,049
Changes From Unit Transactions:
• Net unit transactions	(1,515,179)	(1,037,002)	470,006	474,116	72,161	(102,184)	(152,900)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,515,179)	(1,037,002)	470,006	474,116	72,161	(102,184)	(152,900)
TOTAL INCREASE (DECREASE) IN NET ASSETS	296,595	(213,413)	1,195,864	1,317,087	198,396	80,003	(97,851)
NET ASSETS AT DECEMBER 31, 2017	14,683,468	6,426,581	4,158,943	4,677,135	721,845	935,242	307,717
Changes From Operations:
• Net investment income (loss)	186,429	99,344	57,133	74,125	7,415	11,656	(38)
• Net realized gain (loss) on investments	346,221	88,507	39,802	55,897	9,380	28,817	11,674
• Net change in unrealized appreciation or depreciation on investments	(1,715,146)	(703,473)	(746,074)	(849,177)	(121,194)	(165,764)	(27,673)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,182,496)	(515,622)	(649,139)	(719,155)	(104,399)	(125,291)	(16,037)
Changes From Unit Transactions:
• Net unit transactions	(2,209,395)	(818,141)	242,748	126,480	46,046	44,875	(165,302)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,209,395)	(818,141)	242,748	126,480	46,046	44,875	(165,302)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,391,891)	(1,333,763)	(406,391)	(592,675)	(58,353)	(80,416)	(181,339)
NET ASSETS AT DECEMBER 31, 2018	$11,291,577	$5,092,818	$3,752,552	$4,084,460	$663,492	$854,826	$126,378

See accompanying notes.

	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Service Class Subaccount	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$71,329,541	$332,418,815	$15,119,050	$43,497,313	$790,304	$1,510,950
Changes From Operations:
• Net investment income (loss)	550,535	2,940,225	(41,775)	(15,831)	7,261	11,893
• Net realized gain (loss) on investments	1,897,735	14,133,538	803,912	2,636,661	74,079	29,439
• Net change in unrealized appreciation or depreciation on investments	12,053,235	47,239,082	1,139,381	2,610,942	(46,841)	86,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,501,505	64,312,845	1,901,518	5,231,772	34,499	128,128
Changes From Unit Transactions:
• Net unit transactions	1,953,376	(31,686,622)	(198,765)	(4,887,511)	(29,798)	106,741
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,953,376	(31,686,622)	(198,765)	(4,887,511)	(29,798)	106,741
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,454,881	32,626,223	1,702,753	344,261	4,701	234,869
NET ASSETS AT DECEMBER 31, 2017	87,784,422	365,045,038	16,821,803	43,841,574	795,005	1,745,819
Changes From Operations:
• Net investment income (loss)	531,991	2,764,457	(49,335)	(33,967)	7,095	15,867
• Net realized gain (loss) on investments	3,511,944	19,628,386	1,118,286	3,071,608	29,676	118,705
• Net change in unrealized appreciation or depreciation on investments	(8,969,107)	(40,056,683)	(3,094,966)	(7,919,400)	(111,361)	(228,696)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,925,172)	(17,663,840)	(2,026,015)	(4,881,759)	(74,590)	(94,124)
Changes From Unit Transactions:
• Net unit transactions	(1,042,838)	(32,468,191)	(587,341)	(3,908,721)	(248,444)	28,469
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,042,838)	(32,468,191)	(587,341)	(3,908,721)	(248,444)	28,469
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,968,010)	(50,132,031)	(2,613,356)	(8,790,480)	(323,034)	(65,655)
NET ASSETS AT DECEMBER 31, 2018	$81,816,412	$314,913,007	$14,208,447	$35,051,094	$471,971	$1,680,164

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount
NET ASSETS JANUARY 1, 2017	$3,182,883	$13,177,021	$10,706,504	$19,167,074	$8,885,192	$19,400,553	$2,615,979
Changes From Operations:
• Net investment income (loss)	23,361	102,559	93,802	186,170	101,476	189,357	32,770
• Net realized gain (loss) on investments	106,049	629,372	587,270	525,697	290,155	533,500	88,022
• Net change in unrealized appreciation or depreciation on investments	130,318	635,738	425,960	1,728,747	763,886	1,885,669	253,093
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	259,728	1,367,669	1,107,032	2,440,614	1,155,517	2,608,526	373,885
Changes From Unit Transactions:
• Net unit transactions	(464,135)	(161,435)	(1,249,578)	2,486,674	539,689	1,508,940	268,749
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(464,135)	(161,435)	(1,249,578)	2,486,674	539,689	1,508,940	268,749
TOTAL INCREASE (DECREASE) IN NET ASSETS	(204,407)	1,206,234	(142,546)	4,927,288	1,695,206	4,117,466	642,634
NET ASSETS AT DECEMBER 31, 2017	2,978,476	14,383,255	10,563,958	24,094,362	10,580,398	23,518,019	3,258,613
Changes From Operations:
• Net investment income (loss)	26,623	73,944	82,132	119,204	66,638	90,670	17,173
• Net realized gain (loss) on investments	212,310	836,575	617,717	814,051	362,079	1,027,998	148,115
• Net change in unrealized appreciation or depreciation on investments	(372,861)	(1,742,888)	(1,372,104)	(3,017,774)	(1,249,677)	(3,469,419)	(448,539)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(133,928)	(832,369)	(672,255)	(2,084,519)	(820,960)	(2,350,751)	(283,251)
Changes From Unit Transactions:
• Net unit transactions	(373,925)	(2,062,502)	(769,074)	(43,101)	(1,133,039)	448,072	(382,956)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(373,925)	(2,062,502)	(769,074)	(43,101)	(1,133,039)	448,072	(382,956)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(507,853)	(2,894,871)	(1,441,329)	(2,127,620)	(1,953,999)	(1,902,679)	(666,207)
NET ASSETS AT DECEMBER 31, 2018	$2,470,623	$11,488,384	$9,122,629	$21,966,742	$8,626,399	$21,615,340	$2,592,406

See accompanying notes.

	LVIP T. Rowe Price 2050 Fund - Service Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2017	$7,708,014	$579,689	$694,932	$15,437,895	$165,246,615	$15,748,051
Changes From Operations:
• Net investment income (loss)	99,875	4,429	(9,746)	(175,780)	(1,428,930)	59,865
• Net realized gain (loss) on investments	22,826	(1,581)	74,434	946,753	11,503,764	471,195
• Net change in unrealized appreciation or depreciation on investments	1,224,051	60,395	167,306	2,853,056	27,188,867	2,659,141
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,346,752	63,243	231,994	3,624,029	37,263,701	3,190,201
Changes From Unit Transactions:
• Net unit transactions	2,442,613	(192,654)	(1,515)	710,146	(13,931,670)	2,244,614
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,442,613	(192,654)	(1,515)	710,146	(13,931,670)	2,244,614
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,789,365	(129,411)	230,479	4,334,175	23,332,031	5,434,815
NET ASSETS AT DECEMBER 31, 2017	11,497,379	450,278	925,411	19,772,070	188,578,646	21,182,866
Changes From Operations:
• Net investment income (loss)	67,665	5,220	(9,191)	(179,295)	(1,206,601)	35,900
• Net realized gain (loss) on investments	197,134	8,077	179,647	2,180,087	23,682,346	1,227,329
• Net change in unrealized appreciation or depreciation on investments	(1,503,638)	(82,084)	(163,855)	(2,915,558)	(28,342,440)	(2,406,893)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,238,839)	(68,787)	6,601	(914,766)	(5,866,695)	(1,143,664)
Changes From Unit Transactions:
• Net unit transactions	1,693,094	215,695	(243,293)	1,036,704	(19,992,664)	(2,137,680)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,693,094	215,695	(243,293)	1,036,704	(19,992,664)	(2,137,680)
TOTAL INCREASE (DECREASE) IN NET ASSETS	454,255	146,908	(236,692)	121,938	(25,859,359)	(3,281,344)
NET ASSETS AT DECEMBER 31, 2018	$11,951,634	$597,186	$688,719	$19,894,008	$162,719,287	$17,901,522

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Service Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount
NET ASSETS JANUARY 1, 2017	$7,804,394	$23,955	$301,091	$1,247,911	$130,338,969	$37,059,844	$4,285
Changes From Operations:
• Net investment income (loss)	117,123	(917)	(3,006)	16,322	4,269,167	1,253,374	(2)
• Net realized gain (loss) on investments	49,142	7,587	32,942	77,663	1,892,508	223,928	282
• Net change in unrealized appreciation or depreciation on investments	2,153,122	19,257	1,699	54,793	10,834,027	3,424,719	730
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,319,387	25,927	31,635	148,778	16,995,702	4,902,021	1,010
Changes From Unit Transactions:
• Net unit transactions	3,152,090	86,991	(50,785)	19,671	(19,556,475)	(1,328,888)	2
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,152,090	86,991	(50,785)	19,671	(19,556,475)	(1,328,888)	2
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,471,477	112,918	(19,150)	168,449	(2,560,773)	3,573,133	1,012
NET ASSETS AT DECEMBER 31, 2017	13,275,871	136,873	281,941	1,416,360	127,778,196	40,632,977	5,297
Changes From Operations:
• Net investment income (loss)	117,220	(989)	(2,072)	13,061	93,481	(59,443)	(18)
• Net realized gain (loss) on investments	258,644	42,876	27,254	91,999	2,533,904	628,734	582
• Net change in unrealized appreciation or depreciation on investments	(2,573,115)	(35,795)	(63,773)	(197,643)	(2,458,325)	(615,146)	(818)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,197,251)	6,092	(38,591)	(92,583)	169,060	(45,855)	(254)
Changes From Unit Transactions:
• Net unit transactions	330,460	(65,649)	(31,594)	(95,733)	(18,455,456)	(5,127,461)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	330,460	(65,649)	(31,594)	(95,733)	(18,455,456)	(5,127,461)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,866,791)	(59,557)	(70,185)	(188,316)	(18,286,396)	(5,173,316)	(254)
NET ASSETS AT DECEMBER 31, 2018	$11,409,080	$77,316	$211,756	$1,228,044	$109,491,800	$35,459,661	$5,043

See accompanying notes.

	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT Commodity- RealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount
NET ASSETS JANUARY 1, 2017	$14,933	$122,471	$200,777	$48,434	$16,091,834	$52,956
Changes From Operations:
• Net investment income (loss)	31	(542)	(901)	4,059	167,759	(314)
• Net realized gain (loss) on investments	6,813	1,102	1,656	(7,687)	(109,911)	7,517
• Net change in unrealized appreciation or depreciation on investments	(568)	21,502	29,753	3,721	554,608	270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,276	22,062	30,508	93	612,456	7,473
Changes From Unit Transactions:
• Net unit transactions	35,998	(37,735)	(3,528)	(9,883)	356,310	(19,340)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,998	(37,735)	(3,528)	(9,883)	356,310	(19,340)
TOTAL INCREASE (DECREASE) IN NET ASSETS	42,274	(15,673)	26,980	(9,790)	968,766	(11,867)
NET ASSETS AT DECEMBER 31, 2017	57,207	106,798	227,757	38,644	17,060,600	41,089
Changes From Operations:
• Net investment income (loss)	382	(617)	(928)	343	247,641	(38)
• Net realized gain (loss) on investments	6,226	8,569	25,743	(5,644)	42,934	6,808
• Net change in unrealized appreciation or depreciation on investments	(7,515)	(15,241)	(54,142)	319	(559,808)	(7,671)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(907)	(7,289)	(29,327)	(4,982)	(269,233)	(901)
Changes From Unit Transactions:
• Net unit transactions	119	(681)	(35,910)	(7,165)	(1,067,959)	1,808
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	119	(681)	(35,910)	(7,165)	(1,067,959)	1,808
TOTAL INCREASE (DECREASE) IN NET ASSETS	(788)	(7,970)	(65,237)	(12,147)	(1,337,192)	907
NET ASSETS AT DECEMBER 31, 2018	$56,419	$98,828	$162,520	$26,497	$15,723,408	$41,996

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Templeton Global Bond VIP Fund - Class 2 Subaccount	Wells Fargo VT Omega Growth Fund - Class 2 Subaccount	Wells Fargo VT Small Cap Growth Fund - Class 2 Subaccount
NET ASSETS JANUARY 1, 2017	$3,427,817	$84,657	$261,105
Changes From Operations:
• Net investment income (loss)	(42,016)	(801)	(3,197)
• Net realized gain (loss) on investments	(19,412)	522	15,122
• Net change in unrealized appreciation or depreciation on investments	93,442	20,674	50,436
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,014	20,395	62,361
Changes From Unit Transactions:
• Net unit transactions	(434,949)	(42,193)	(26,216)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(434,949)	(42,193)	(26,216)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(402,935)	(21,798)	36,145
NET ASSETS AT DECEMBER 31, 2017	3,024,882	62,859	297,250
Changes From Operations:
• Net investment income (loss)	(38,331)	(697)	(3,893)
• Net realized gain (loss) on investments	(27,960)	7,576	53,801
• Net change in unrealized appreciation or depreciation on investments	83,121	(6,861)	(56,731)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,830	18	(6,823)
Changes From Unit Transactions:
• Net unit transactions	(460,374)	(10,993)	23,547
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(460,374)	(10,993)	23,547
TOTAL INCREASE (DECREASE) IN NET ASSETS	(443,544)	(10,975)	16,724
NET ASSETS AT DECEMBER 31, 2018	$2,581,338	$51,884	$313,974

See accompanying notes.

Lincoln National Variable Annuity Account C

Notes to financial statements

December 31, 2018

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Multi-Fund • Multi-Fund 5	• Multi-Fund Select • eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred sixty-eight mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS International Value Portfolio - Class B

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class III

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Service Class

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® High Yield Series - Service Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Service Class

Delaware VIP® REIT Series - Service Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Smid Cap Core Series - Service Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Service Class

Delaware VIP® Value Series - Service Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 2**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class II**

Lincoln Variable Insurance Products Trust*:

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class**

LVIP American Global Growth Fund - Service Class II**

LVIP American Growth Fund - Service Class II**

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Service Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Scientific Allocation Fund - Service Class

LVIP BlackRock Scientific Allocation Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP Blended Core Equity Managed Volatility Fund - Service Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Service Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class**

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Service Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class**

LVIP Dimensional/Vanguard Total Bond Fund - Service Class**

LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund - Service Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Value Managed Volatility Fund - Service Class**

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Service Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class**

LVIP Invesco Select Equity Managed Volatility Fund - Service Class**

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS Value Fund - Service Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class**

LVIP PIMCO Low Duration Bond Fund - Service Class**

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class**

LVIP SSGA Moderate Index Allocation Fund - Service Class**

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class**

LVIP T. Rowe Price 2010 Fund - Service Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Service Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class**

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Mid-Cap Value Fund - Service Class

MFS Variable Insurance Trust:

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Global Health Care Fund - Class IB

Wells Fargo Funds Trust:

Wells Fargo VT Omega Growth Fund - Class 2

Wells Fargo VT Small Cap Growth Fund - Class 2

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2018

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2018. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2017, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2017, the 2017 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2017:

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Service Class	Delaware VIP® Smid Cap Core Series - Service Class
Delaware VIP® Smid Cap Growth Series - Standard Class	Delaware VIP® Smid Cap Core Series - Standard Class
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
LVIP Delaware Foundation Moderate Allocation Fund - Service Class	LVIP BlackRock Scientific Allocation Fund - Service Class
LVIP Delaware Foundation Moderate Allocation Fund - Standard Class	LVIP BlackRock Scientific Allocation Fund - Standard Class
LVIP Delaware Foundation Aggressive Allocation Fund - Service Class	LVIP Delaware Wealth Builder Fund - Service Class
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class
LVIP Delaware Foundation Conservative Allocation Fund - Service Class	LVIP JPMorgan Retirement Income Fund - Service Class
LVIP Delaware Foundation Conservative Allocation Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

Also during 2017, the following funds ceased to be available as investment options to Variable Account Contract owners:

Deutsche Equity 500 Index VIP Portfolio - Class B	Deutsche Small Cap Index VIP Portfolio - Class B

During 2018, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Select Core Equity Managed Volatility Fund - Service Class	LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund - Service Class
LVIP Managed Risk Profile 2010 Fund - Service Class	LVIP T. Rowe Price 2010 Fund - Service Class
LVIP Managed Risk Profile 2010 Fund - Standard Class	LVIP T. Rowe Price 2010 Fund - Standard Class
LVIP Managed Risk Profile 2020 Fund - Service Class	LVIP T. Rowe Price 2020 Fund - Service Class
LVIP Managed Risk Profile 2020 Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP Managed Risk Profile 2030 Fund - Service Class	LVIP T. Rowe Price 2030 Fund - Service Class
LVIP Managed Risk Profile 2030 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP Managed Risk Profile 2040 Fund - Service Class	LVIP T. Rowe Price 2040 Fund - Service Class
LVIP Managed Risk Profile 2040 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP Managed Risk Profile 2050 Fund - Service Class	LVIP T. Rowe Price 2050 Fund - Service Class
LVIP Managed Risk Profile 2050 Fund - Standard Class	LVIP T. Rowe Price 2050 Fund - Standard Class

Also during 2018, the following fund families changed their names:

Previous Fund Family Name	New Fund Family Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Variable Series II	Deutsche DWS Variable Series II

Also during 2018, the following funds ceased to be available as investment options to Variable Account Contract owners:

AB VPS Growth and Income Portfolio - Class B	American Century VP Inflation Protection Fund - Class I

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the four contract types within the Variable Account:

•  Multi-Fund® at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).

•  Multi-Fund® 5 at a daily rate of .00178082% to .00808219% (.65% to 2.95% on an annual basis).

•  Multi-Fund® Select at a daily rate of .00274521% (1.002% on an annual basis).

•  eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2018 and 2017 were $4,245,911 and $4,514,374, respectively.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. There were no premium loads retained by the Company for the year ended December 31, 2018 or 2017.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2018, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class B
	2018		1.000%	2.152%	$0.71	$22.34	21,774,233	$20,318,427	-11.90%	-10.88%	0.00%
	2017		1.000%	2.152%	0.80	25.27	27,252,436	28,217,321	33.87%	34.94%	0.29%
	2016		1.000%	1.802%	0.60	18.87	24,151,949	18,590,832	-2.65%	-1.86%	0.00%
	2015		1.000%	1.802%	0.61	19.38	28,096,914	21,563,673	0.81%	1.63%	0.00%
	2014		1.000%	2.152%	0.60	19.22	29,782,929	22,321,367	2.57%	3.76%	0.00%
AB VPS International Value Portfolio - Class B
	2018		1.000%	1.750%	6.85	7.53	14,229	105,854	-24.32%	-23.75%	1.12%
	2017		1.000%	1.750%	9.06	9.88	13,485	131,565	22.93%	23.85%	2.20%
	2016		1.000%	1.750%	7.37	7.98	10,588	83,252	-2.52%	-1.78%	0.90%
	2015		1.000%	1.800%	7.52	8.12	14,496	116,230	0.57%	1.38%	2.21%
	2014		1.000%	1.800%	7.48	8.01	15,896	126,005	-8.13%	-7.39%	3.40%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2018		1.000%	2.500%	16.52	39.58	16,434	620,419	-17.12%	-15.87%	0.47%
	2017		1.000%	2.500%	19.93	47.43	17,473	782,813	10.36%	12.02%	0.45%
	2016		1.000%	2.500%	18.06	42.68	20,574	820,542	21.99%	23.84%	0.56%
	2015		1.000%	2.500%	14.81	34.74	26,305	848,133	-7.82%	-6.43%	0.75%
	2014		1.000%	2.500%	31.65	37.42	29,039	1,000,481	6.87%	8.11%	0.71%
American Century VP Inflation Protection Fund - Class I
	2017		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.59%
	2016		1.002%	1.002%	12.22	12.22	1,678	20,512	3.66%	3.66%	1.96%
	2015		1.002%	1.002%	11.79	11.79	1,877	22,131	-3.26%	-3.26%	2.34%
	2014		1.002%	1.002%	12.19	12.19	1,928	23,500	2.55%	2.55%	1.48%
American Century VP Inflation Protection Fund - Class II
	2018		1.000%	2.600%	9.44	13.62	381,390	5,002,241	-5.32%	-3.79%	2.80%
	2017		1.000%	2.600%	9.96	14.16	433,307	5,926,622	1.01%	2.64%	2.60%
	2016		1.000%	2.600%	9.85	13.80	457,983	6,128,643	1.71%	3.35%	1.68%
	2015		1.000%	2.600%	9.67	13.35	519,872	6,756,447	-4.97%	-3.44%	1.98%
	2014		1.000%	2.600%	11.40	13.82	589,655	7,953,975	0.65%	2.27%	1.30%
American Century VP International Fund - Class I
	2018		0.550%	0.550%	1.71	1.71	16,848	28,834	-15.69%	-15.69%	1.27%
	2017		0.550%	0.550%	2.03	2.03	16,936	34,376	30.49%	30.49%	0.86%
	2016		0.550%	0.550%	1.56	1.56	18,757	29,178	-6.02%	-6.02%	0.95%
	2015		0.550%	0.550%	1.66	1.66	18,458	30,551	0.21%	0.21%	0.37%
	2014		0.550%	0.550%	1.65	1.65	12,351	20,400	-6.02%	-6.02%	1.67%
American Funds Global Growth Fund - Class 2
	2018		1.000%	2.600%	16.04	28.86	3,690,209	106,244,809	-11.38%	-9.95%	0.65%
	2017		1.000%	2.600%	18.08	32.05	4,017,948	128,495,480	28.10%	30.16%	0.67%
	2016		1.000%	2.600%	14.10	24.63	4,200,673	103,233,401	-1.96%	-0.38%	0.83%
	2015		1.000%	2.600%	14.37	24.72	4,592,004	113,312,943	4.19%	5.87%	1.04%
	2014		1.000%	2.600%	18.69	23.35	4,512,864	105,195,770	-0.31%	1.30%	1.14%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 2
	2018		1.000%	2.600%	$2.38	$39.01	215,010,087	$688,824,758	-2.81%	-1.24%	0.42%
	2017		1.000%	2.600%	2.42	39.82	238,256,907	766,151,555	25.00%	27.02%	0.50%
	2016		1.000%	2.600%	1.91	31.60	261,002,194	655,319,574	6.68%	8.40%	0.70%
	2015		1.000%	2.600%	1.77	29.39	290,968,551	664,278,180	4.12%	5.79%	0.59%
	2014		1.000%	2.600%	1.67	28.00	318,934,486	681,399,997	5.72%	7.43%	0.78%
American Funds Growth-Income Fund - Class 2
	2018		1.000%	2.600%	19.82	32.14	10,745,245	277,815,739	-4.31%	-2.76%	1.38%
	2017		1.000%	2.600%	20.69	33.32	11,713,787	311,565,772	19.24%	21.16%	1.39%
	2016		1.000%	2.600%	18.89	27.72	12,418,511	272,693,654	8.66%	10.41%	1.36%
	2015		1.000%	2.600%	17.31	25.31	13,155,683	261,683,273	-1.15%	0.45%	1.29%
	2014		1.000%	2.600%	17.43	25.40	13,950,449	276,338,754	7.79%	9.53%	1.29%
American Funds International Fund - Class 2
	2018		1.000%	2.600%	1.57	27.58	85,455,849	195,409,725	-15.36%	-14.00%	1.62%
	2017		1.000%	2.600%	1.83	32.32	96,838,236	253,269,292	28.76%	30.83%	1.26%
	2016		1.000%	2.600%	1.40	24.90	104,017,113	206,086,508	0.88%	2.50%	1.25%
	2015		1.000%	2.600%	1.37	24.49	117,560,099	222,030,576	-6.98%	-5.48%	1.47%
	2014		1.000%	2.600%	1.46	26.12	126,459,703	249,249,437	-5.15%	-3.62%	1.35%
BlackRock Global Allocation V.I. Fund - Class I
	2018		1.002%	2.152%	14.25	15.92	1,124,650	17,862,062	-9.31%	-8.26%	0.90%
	2017		1.002%	2.152%	15.71	17.35	1,291,222	22,375,632	11.44%	12.72%	1.29%
	2016		1.002%	2.152%	14.10	15.39	1,426,555	21,938,228	1.90%	3.08%	1.09%
	2015		1.002%	2.302%	13.71	14.93	1,666,823	24,872,148	-2.97%	-1.70%	1.10%
	2014		1.002%	2.302%	14.13	15.19	1,819,570	27,619,870	-0.22%	1.09%	2.21%
BlackRock Global Allocation V.I. Fund - Class III
	2018		1.000%	2.950%	13.79	15.55	896,323	13,846,032	-9.63%	-8.50%	0.86%
	2017		1.000%	2.250%	15.26	17.00	943,460	15,927,126	11.18%	12.58%	1.29%
	2016		1.000%	2.250%	13.73	15.10	969,800	14,551,282	1.50%	2.77%	1.12%
	2015		1.000%	2.500%	11.05	14.69	1,019,955	14,900,347	-3.45%	-1.99%	1.05%
	2014		1.000%	2.500%	13.97	14.99	1,022,400	15,241,246	-0.34%	0.92%	2.31%
Delaware VIP® Diversified Income Series - Service Class
	2018		1.000%	2.950%	9.97	17.36	2,571,854	43,976,516	-4.79%	-3.26%	3.00%
	2017		1.000%	2.600%	10.46	17.95	2,849,423	50,510,363	2.20%	3.85%	2.43%
	2016		1.000%	2.600%	10.23	17.28	2,940,423	50,278,682	0.63%	2.26%	2.89%
	2015		1.000%	2.600%	10.15	16.90	3,002,569	50,268,450	-3.87%	-2.32%	2.79%
	2014		1.000%	2.600%	13.49	17.30	3,080,254	52,810,094	2.29%	3.94%	2.02%
Delaware VIP® Diversified Income Series - Standard Class
	2018		1.002%	2.302%	12.91	18.00	3,964,688	70,917,059	-4.35%	-3.10%	3.29%
	2017		1.002%	2.302%	13.49	18.58	4,661,889	86,226,237	2.83%	4.17%	2.70%
	2016		1.002%	2.302%	13.12	17.83	5,286,942	93,931,205	1.17%	2.49%	3.19%
	2015		1.002%	2.302%	12.97	17.40	6,172,952	107,074,978	-3.33%	-2.07%	3.10%
	2014		1.002%	2.302%	13.42	17.77	7,038,110	124,712,328	2.92%	4.27%	2.27%
Delaware VIP® Emerging Markets Series - Service Class
	2018		1.000%	2.600%	14.47	28.17	58,260	1,577,272	-18.18%	-16.86%	3.26%
	2017		1.000%	2.600%	17.57	33.89	64,796	2,121,489	37.11%	38.83%	0.41%
	2016		1.000%	2.250%	12.78	24.41	76,763	1,823,457	11.15%	12.55%	0.79%
	2015		1.000%	2.250%	11.46	21.69	88,837	1,881,833	-16.67%	-15.62%	0.59%
	2014		1.000%	2.250%	13.71	25.70	88,866	2,238,655	-10.31%	-9.18%	0.40%
Delaware VIP® High Yield Series - Service Class
	2018		1.002%	1.002%	18.73	18.73	594,660	11,137,389	-5.71%	-5.71%	5.91%
	2017		1.002%	1.002%	19.86	19.86	658,709	13,084,054	6.19%	6.19%	5.67%
	2016		1.002%	1.002%	18.71	18.71	668,664	12,507,648	11.79%	11.79%	6.13%
	2015		1.002%	1.002%	16.73	16.73	667,366	11,167,039	-7.80%	-7.80%	6.32%
	2014		1.002%	1.002%	18.15	18.15	675,215	12,254,690	-1.53%	-1.53%	6.37%
Delaware VIP® High Yield Series - Standard Class
	2018		1.002%	2.302%	16.57	19.36	1,079,204	20,868,680	-6.65%	-5.42%	6.29%
	2017		1.002%	2.302%	17.72	20.47	1,348,368	27,573,100	5.04%	6.41%	6.00%
	2016		1.002%	2.302%	16.84	19.24	1,608,983	30,927,271	10.59%	12.03%	6.60%
	2015		1.002%	2.302%	15.21	17.17	1,905,448	32,694,284	-8.72%	-7.53%	6.73%
	2014		1.002%	2.302%	16.64	18.57	2,317,365	43,005,323	-2.55%	-1.28%	6.68%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Limited-Term Diversified Income Series - Service Class
	2018		1.000%	2.250%	$10.18	$12.19	150,542	$1,771,731	-2.17%	-0.94%	2.42%
	2017		1.000%	2.250%	10.38	12.30	185,089	2,202,698	-0.36%	0.90%	1.79%
	2016		1.000%	2.250%	10.38	12.19	200,798	2,394,704	-0.53%	0.72%	1.30%
	2015		1.000%	2.250%	10.41	12.11	222,531	2,647,416	-1.61%	-0.37%	1.45%
	2014		1.000%	2.250%	10.55	12.15	206,200	2,457,787	-0.72%	0.43%	1.33%
Delaware VIP® REIT Series - Service Class
	2018		1.002%	1.002%	24.58	24.58	834,745	20,515,648	-8.44%	-8.44%	1.81%
	2017		1.002%	1.002%	26.84	26.84	911,764	24,473,694	0.26%	0.26%	1.34%
	2016		1.002%	1.002%	26.77	26.77	961,216	25,735,237	4.56%	4.56%	0.94%
	2015		1.002%	1.002%	25.61	25.61	938,655	24,034,657	2.49%	2.49%	1.00%
	2014		1.002%	1.002%	24.98	24.98	960,032	23,984,688	27.83%	27.83%	1.12%
Delaware VIP® REIT Series - Standard Class
	2018		1.000%	2.600%	4.09	35.43	17,850,264	78,708,814	-9.60%	-8.14%	2.09%
	2017		1.000%	2.600%	4.47	38.57	20,941,611	100,472,132	-1.07%	0.52%	1.62%
	2016		1.000%	2.600%	4.46	38.37	25,217,736	120,305,388	3.15%	4.82%	1.17%
	2015		1.000%	2.600%	4.26	36.61	27,411,671	124,999,640	1.08%	2.71%	1.26%
	2014		1.000%	2.600%	4.16	35.64	31,657,241	140,501,751	26.14%	28.17%	1.36%
Delaware VIP® Small Cap Value Series - Service Class
	2018		1.000%	2.500%	3.39	36.97	40,124,050	180,417,414	-19.01%	-17.77%	0.61%
	2017		1.000%	2.500%	4.14	44.96	46,214,183	250,628,261	8.98%	10.65%	0.65%
	2016		1.000%	2.500%	3.75	40.64	51,842,390	251,413,319	27.85%	29.78%	0.67%
	2015		1.000%	2.500%	2.90	31.31	55,583,519	204,859,975	-8.77%	-7.39%	0.47%
	2014		1.000%	2.500%	3.14	33.81	62,811,545	246,129,135	3.21%	4.57%	0.34%
Delaware VIP® Smid Cap Core Series - Service Class
	2018		1.002%	1.002%	27.91	27.91	824,132	23,005,408	-13.28%	-13.28%	0.00%
	2017		1.002%	1.002%	32.19	32.19	844,633	27,187,101	17.20%	17.20%	0.09%
	2016		1.002%	1.002%	27.46	27.46	845,999	23,234,287	6.94%	6.94%	0.00%
	2015		1.002%	1.002%	25.68	25.68	814,645	20,921,449	6.24%	6.24%	0.16%
	2014		1.002%	1.002%	24.17	24.17	757,979	18,323,131	1.85%	1.85%	0.00%
Delaware VIP® Smid Cap Core Series - Standard Class
	2018		0.550%	2.500%	5.20	38.09	35,077,879	197,025,578	-14.29%	-12.60%	0.18%
	2017		0.550%	2.500%	6.00	44.13	38,774,909	250,044,904	15.72%	18.00%	0.31%
	2016		0.550%	2.500%	5.12	37.87	43,562,044	239,352,442	5.62%	7.70%	0.22%
	2015		0.550%	2.500%	4.79	35.60	48,793,538	250,069,882	4.88%	6.95%	0.38%
	2014		0.550%	2.500%	4.52	33.71	52,067,767	250,728,396	0.81%	2.58%	0.07%
Delaware VIP® U.S. Growth Series - Service Class
	2018		1.000%	1.800%	20.39	22.56	5,882	127,173	-5.02%	-4.26%	0.00%
	2017		1.000%	2.150%	20.62	23.56	6,844	154,000	25.38%	26.83%	0.00%
	2016		1.000%	2.150%	16.44	18.58	13,019	236,296	-7.51%	-6.44%	0.39%
	2015		1.000%	2.150%	18.39	19.86	12,455	240,363	3.20%	4.03%	0.34%
	2014		1.000%	1.800%	17.82	19.09	12,372	231,020	10.48%	11.37%	0.02%
Delaware VIP® Value Series - Service Class
	2018		1.002%	1.002%	26.78	26.78	1,215,686	32,550,972	-3.97%	-3.97%	1.40%
	2017		1.002%	1.002%	27.88	27.88	1,243,407	34,668,476	12.40%	12.40%	1.48%
	2016		1.002%	1.002%	24.81	24.81	1,286,194	31,904,371	13.18%	13.18%	1.56%
	2015		1.002%	1.002%	21.92	21.92	1,231,870	26,998,308	-1.63%	-1.63%	1.49%
	2014		1.002%	1.002%	22.28	22.28	1,227,616	27,351,041	12.57%	12.57%	1.43%
Delaware VIP® Value Series - Standard Class
	2018		0.550%	2.600%	4.35	33.36	30,193,678	144,989,395	-5.23%	-3.27%	1.68%
	2017		0.550%	2.600%	4.53	34.90	34,584,321	172,432,834	10.88%	13.17%	1.73%
	2016		0.550%	2.600%	4.03	31.21	38,800,051	171,692,113	11.71%	14.02%	1.78%
	2015		0.550%	2.600%	3.56	27.70	40,159,032	156,539,067	-2.97%	-0.96%	1.74%
	2014		0.550%	2.600%	3.62	28.31	43,687,580	172,586,485	11.07%	13.37%	1.66%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2018		1.002%	1.952%	11.63	12.72	138,756	1,765,021	-10.89%	-10.04%	2.17%
	2017		1.002%	1.952%	13.05	14.14	152,349	2,154,374	5.34%	6.34%	2.37%
	2016		1.002%	1.952%	12.39	13.30	216,462	2,878,678	3.29%	4.25%	2.07%
	2015		1.002%	1.952%	11.99	12.76	254,550	3,247,287	-8.09%	-7.23%	3.06%
	2014		1.002%	1.952%	13.15	13.75	294,547	4,050,406	1.63%	2.47%	1.81%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2018		1.000%	2.150%	$11.10	$12.40	138,900	$1,720,271	-11.28%	-10.25%	1.86%
	2017		1.000%	2.150%	12.51	13.82	154,633	2,134,096	4.74%	5.94%	2.05%
	2016		1.000%	2.150%	11.94	13.04	164,767	2,146,599	2.76%	3.94%	1.76%
	2015		1.000%	2.150%	11.62	12.55	158,229	1,983,182	-8.53%	-7.47%	2.77%
	2014		1.000%	2.150%	12.96	13.56	172,420	2,335,872	1.40%	2.21%	1.56%
DWS Equity 500 Index VIP Portfolio - Class A
	2018		0.550%	0.550%	2.43	2.43	59,946	145,917	-5.17%	-5.17%	1.66%
	2017		0.550%	0.550%	2.57	2.57	62,646	160,810	20.87%	20.87%	1.73%
	2016		0.550%	1.002%	1.86	2.12	66,351	140,642	10.50%	11.00%	1.88%
	2015		0.550%	1.002%	1.68	1.91	69,258	132,272	0.09%	0.58%	1.63%
	2014		0.550%	1.002%	1.68	1.90	73,988	140,520	12.31%	12.77%	1.85%
DWS Equity 500 Index VIP Portfolio - Class B
	2016		1.002%	1.002%	21.97	21.97	410	9,000	10.21%	10.21%	1.45%
	2015		1.002%	1.002%	19.93	19.93	245	4,891	-0.09%	-0.09%	1.11%
	2014	1/14/14	1.002%	1.002%	19.95	19.95	83	1,665	12.36%	12.36%	0.13%
DWS Small Cap Index VIP Portfolio - Class A
	2018		0.550%	2.600%	3.10	34.26	114,187	941,482	-13.51%	-11.72%	0.97%
	2017		0.550%	2.600%	3.52	39.30	159,242	1,351,149	11.40%	13.70%	0.96%
	2016		0.550%	2.600%	3.11	35.00	162,516	1,307,208	17.92%	20.36%	1.01%
	2015		0.550%	2.600%	2.60	29.44	188,201	1,246,096	-7.05%	-5.12%	1.07%
	2014		0.550%	2.600%	2.75	31.42	206,953	1,522,025	2.05%	4.17%	0.96%
DWS Small Cap Index VIP Portfolio - Class B
	2014		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.72%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2018		1.000%	2.600%	2.81	33.24	57,744,973	184,278,844	-8.89%	-7.42%	0.59%
	2017		1.000%	2.600%	3.04	35.91	65,436,565	225,016,700	18.64%	20.55%	0.89%
	2016		1.000%	2.600%	2.53	29.79	73,909,452	210,750,750	5.14%	6.84%	0.65%
	2015		1.000%	2.600%	2.38	27.88	83,555,013	222,663,800	-2.02%	-0.44%	0.90%
	2014		1.000%	2.600%	2.39	28.00	92,227,444	246,911,505	8.95%	10.70%	0.85%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2018		1.002%	1.002%	27.56	27.56	2,431,726	67,015,844	-7.57%	-7.57%	0.43%
	2017		1.002%	1.002%	29.82	29.82	2,624,855	78,263,476	20.38%	20.38%	0.77%
	2016		1.002%	1.002%	24.77	24.77	2,784,812	68,978,449	6.66%	6.66%	0.58%
	2015		1.002%	1.002%	23.22	23.22	2,843,072	66,026,660	-0.59%	-0.59%	0.81%
	2014		1.002%	1.002%	23.36	23.36	2,826,975	66,039,750	10.54%	10.54%	0.75%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2018		1.002%	1.002%	9.51	9.51	167,275	1,591,014	-6.91%	-6.91%	2.15%
	2017	11/17/17	1.002%	1.002%	10.22	10.22	38,175	390,066	1.98%	1.98%	2.20%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
	2018		1.002%	1.002%	9.49	9.49	14,895	141,413	-7.01%	-7.01%	1.59%
	2017	12/22/17	1.002%	1.002%	10.21	10.21	5,405	55,198	0.26%	0.26%	0.00%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	2018		1.002%	1.002%	9.47	9.47	223,300	2,114,106	-7.55%	-7.55%	1.53%
	2017	11/17/17	1.002%	1.002%	10.24	10.24	68,726	703,768	2.21%	2.21%	1.36%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
	2018		1.002%	1.002%	9.44	9.44	52,074	491,779	-7.70%	-7.70%	2.07%
	2017	12/26/17	1.002%	1.002%	10.23	10.23	503	5,151	0.26%	0.26%	0.00%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2018		1.002%	1.002%	9.37	9.37	106,821	1,000,841	-8.80%	-8.80%	1.18%
	2017	11/20/17	1.002%	1.002%	10.27	10.27	47,436	487,340	2.41%	2.41%	3.35%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
	2018		1.002%	1.002%	9.36	9.36	72,504	678,429	-8.97%	-8.97%	1.71%
	2017	11/17/17	1.002%	1.002%	10.28	10.28	455	4,682	2.60%	2.60%	0.00%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	2018		1.002%	1.002%	9.26	9.26	49,080	454,289	-10.26%	-10.26%	1.23%
	2017	11/28/17	1.002%	1.002%	10.31	10.31	12,082	124,630	1.40%	1.40%	2.86%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2018		1.002%	1.002%	$9.24	$9.24	80,030	$739,413	-10.40%	-10.40%	1.86%
	2017	11/22/17	1.002%	1.002%	10.31	10.31	2,392	24,662	2.10%	2.10%	0.87%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2018		1.002%	1.002%	9.20	9.20	16,584	152,598	-10.84%	-10.84%	1.03%
	2017	12/4/17	1.002%	1.002%	10.32	10.32	8,437	87,070	1.66%	1.66%	1.73%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2018		1.002%	1.002%	9.18	9.18	81,808	751,082	-11.02%	-11.02%	1.78%
	2017	12/20/17	1.002%	1.002%	10.32	10.32	6,963	71,845	0.65%	0.65%	0.21%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	2018		1.002%	1.002%	9.20	9.20	47,600	437,875	-10.87%	-10.87%	2.58%
	2017	11/20/17	1.002%	1.002%	10.32	10.32	6,451	66,574	2.85%	2.85%	1.59%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2018		1.002%	1.002%	9.18	9.18	73,299	672,851	-11.03%	-11.03%	1.77%
	2017	12/4/17	1.002%	1.002%	10.32	10.32	6,623	68,335	1.66%	1.66%	0.99%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2018		1.002%	1.002%	9.19	9.19	44,240	406,725	-10.93%	-10.93%	1.23%
	2017	12/1/17	1.002%	1.002%	10.32	10.32	5,803	59,897	1.64%	1.64%	1.71%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2018		1.002%	1.002%	9.18	9.18	155,968	1,432,043	-11.02%	-11.02%	2.10%
	2017	11/16/17	1.002%	1.002%	10.32	10.32	5,201	53,672	3.05%	3.05%	1.53%
Fidelity® VIP Growth Portfolio - Service Class
	2018		1.000%	2.500%	1.97	32.00	43,701,422	92,280,130	-2.74%	-1.27%	0.15%
	2017		1.000%	2.500%	2.00	32.67	45,561,713	97,321,972	31.66%	33.66%	0.12%
	2016		1.000%	2.500%	1.50	24.64	43,656,587	69,640,212	-1.77%	-0.29%	0.00%
	2015		1.000%	2.500%	1.51	24.91	50,298,119	80,792,327	4.62%	5.99%	0.16%
	2014		1.000%	2.302%	1.43	23.70	53,671,008	81,226,042	9.20%	10.08%	0.09%
Fidelity® VIP Growth Portfolio - Service Class 2
	2018		1.002%	1.002%	27.27	27.27	903,192	24,631,806	-1.42%	-1.42%	0.04%
	2017		1.002%	1.002%	27.67	27.67	856,759	23,703,206	33.47%	33.47%	0.07%
	2016		1.002%	1.002%	20.73	20.73	772,944	16,021,569	-0.45%	-0.45%	0.00%
	2015		1.002%	1.002%	20.82	20.82	721,499	15,023,210	5.84%	5.84%	0.03%
	2014		1.002%	1.002%	19.67	19.67	648,546	12,759,246	9.91%	9.91%	0.00%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2018		1.000%	2.150%	20.41	23.86	89,843	2,085,838	-16.59%	-15.62%	0.40%
	2017		1.000%	2.150%	24.47	28.28	96,822	2,671,380	17.97%	19.34%	0.49%
	2016		1.000%	2.150%	20.74	23.70	109,538	2,540,824	9.54%	10.81%	0.28%
	2015		1.000%	2.150%	18.94	21.39	124,941	2,626,499	-3.72%	-2.61%	0.25%
	2014		1.000%	2.150%	19.67	21.96	134,774	2,913,670	3.78%	4.98%	0.02%
Franklin Income VIP Fund - Class 2
	2018		1.000%	2.600%	13.93	18.18	75,231	1,231,539	-6.76%	-5.26%	4.86%
	2017		1.000%	2.600%	14.94	19.37	92,268	1,590,140	6.86%	8.58%	4.11%
	2016		1.000%	2.600%	13.98	18.01	101,401	1,616,718	11.10%	12.89%	4.70%
	2015		1.000%	2.600%	11.48	16.10	122,678	1,735,348	-9.44%	-7.98%	4.61%
	2014		1.000%	2.600%	13.89	17.67	144,805	2,242,063	1.93%	3.57%	4.93%
Franklin Mutual Shares VIP Fund - Class 2
	2018		1.000%	1.800%	13.97	15.45	85,761	1,282,042	-10.69%	-9.97%	2.33%
	2017		1.000%	1.800%	15.64	17.16	93,604	1,561,138	6.41%	7.27%	2.24%
	2016		1.000%	1.800%	14.70	16.00	103,040	1,608,232	13.99%	14.90%	1.79%
	2015		1.000%	2.150%	12.47	13.92	123,632	1,686,293	-6.96%	-5.88%	3.12%
	2014		1.000%	2.150%	13.40	14.79	131,954	1,922,197	4.84%	6.06%	1.99%
Invesco V.I. Core Equity Fund - Series I Shares
	2018		1.300%	1.300%	16.19	16.19	9	151	-10.57%	-10.57%	1.18%
	2017		1.300%	1.300%	18.10	18.10	9	169	11.71%	11.71%	0.59%
	2016		1.000%	1.300%	16.20	16.95	1,549	26,250	8.84%	9.17%	0.69%
	2015		1.000%	1.300%	14.89	15.53	2,458	37,588	-6.99%	-6.71%	1.10%
	2014		1.000%	1.300%	16.01	16.64	2,588	42,413	6.75%	7.07%	0.84%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. International Growth Fund - Series I Shares
	2018		1.300%	1.300%	$22.72	$22.72	1,310	$29,758	-16.08%	-16.08%	1.96%
	2017		1.300%	1.300%	27.07	27.07	1,635	44,260	21.41%	21.41%	1.44%
	2016		1.300%	1.300%	22.30	22.30	1,903	42,430	-1.74%	-1.74%	1.28%
	2015		1.000%	1.300%	22.69	23.67	1,959	44,513	-3.60%	-3.33%	1.11%
	2014		1.000%	1.300%	23.54	24.48	2,692	64,262	-0.96%	-0.67%	1.42%
Janus Henderson Global Research Portfolio - Institutional Shares
	2018		0.550%	1.300%	1.79	16.84	182,035	340,089	-8.07%	-7.38%	1.14%
	2017		0.550%	1.300%	1.93	18.26	183,113	370,055	25.40%	26.33%	0.82%
	2016		0.550%	1.750%	1.53	14.52	186,714	300,348	0.28%	1.51%	1.00%
	2015		0.550%	1.750%	1.51	14.37	188,215	304,992	-3.98%	-2.82%	0.65%
	2014		0.550%	1.750%	1.55	14.86	190,224	328,598	5.58%	6.85%	1.14%
LVIP Baron Growth Opportunities Fund - Service Class
	2018		0.550%	2.600%	4.21	36.96	27,675,016	158,478,579	-6.40%	-4.46%	0.00%
	2017		0.550%	2.600%	4.44	39.17	29,419,083	175,539,303	23.98%	26.54%	0.00%
	2016		0.550%	2.600%	3.53	31.35	32,136,682	150,451,726	2.86%	4.99%	0.45%
	2015		0.550%	2.600%	3.39	30.23	36,992,151	162,662,608	-7.22%	-5.29%	0.00%
	2014		0.550%	2.600%	3.61	32.32	41,049,289	189,089,130	2.16%	4.28%	0.18%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2018		1.002%	1.002%	16.45	16.45	424,500	6,984,752	-9.05%	-9.05%	2.00%
	2017		1.002%	1.002%	18.09	18.09	449,990	8,141,149	14.98%	14.98%	1.59%
	2016		1.002%	1.002%	15.73	15.73	488,149	7,680,596	10.56%	10.56%	1.54%
	2015		1.002%	1.002%	14.23	14.23	513,546	7,308,215	-6.04%	-6.04%	1.49%
	2014		1.002%	1.002%	15.15	15.15	529,952	8,026,464	2.20%	2.20%	1.21%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2018		0.550%	2.600%	4.26	20.30	44,331,254	202,246,917	-10.27%	-8.42%	2.14%
	2017		0.550%	2.600%	4.68	22.45	49,551,749	248,150,932	13.44%	15.79%	1.81%
	2016		0.550%	2.600%	4.07	19.63	54,799,176	238,071,774	9.09%	11.35%	1.72%
	2015		0.550%	2.600%	3.69	17.85	61,031,816	239,225,159	-7.31%	-5.39%	1.67%
	2014		0.550%	2.600%	3.93	19.11	68,801,881	286,359,705	0.83%	2.92%	1.40%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.72%
	2015		1.002%	1.002%	7.79	7.79	34,929	272,168	-16.06%	-16.06%	2.07%
	2014	5/21/14	1.002%	1.002%	9.28	9.28	10,870	100,915	-8.58%	-8.58%	1.72%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.04%
	2015		1.002%	1.802%	7.72	7.82	89,310	698,792	-16.53%	-15.86%	1.71%
	2014	5/14/14	1.002%	1.802%	9.25	9.30	59,405	552,404	-8.58%	-8.03%	1.61%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2018		1.002%	1.002%	9.27	9.27	598,487	5,548,099	-0.97%	-0.97%	4.54%
	2017		1.002%	1.002%	9.36	9.36	627,597	5,875,024	0.92%	0.92%	1.64%
	2016		1.002%	1.002%	9.28	9.28	635,230	5,892,325	2.30%	2.30%	0.76%
	2015		0.942%	0.942%	9.07	9.07	605,934	5,494,499	-3.98%	-3.98%	1.17%
	2014		0.942%	0.942%	9.44	9.44	622,942	5,883,069	1.86%	1.86%	0.96%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2018		1.002%	2.302%	8.65	9.43	1,063,809	10,002,596	-2.01%	-0.72%	4.84%
	2017		1.002%	2.302%	8.82	9.49	1,264,050	11,977,723	-0.14%	1.16%	1.59%
	2016		1.002%	2.302%	8.84	9.38	1,476,118	13,834,120	1.23%	2.56%	1.13%
	2015		0.942%	2.242%	8.73	9.15	1,798,138	16,439,096	-4.98%	-3.73%	1.12%
	2014		0.942%	2.242%	9.22	9.50	2,147,154	20,396,147	0.93%	2.10%	1.36%
LVIP BlackRock Scientific Allocation Fund - Service Class
	2018		1.002%	1.002%	17.44	17.44	689,016	12,015,619	-6.54%	-6.54%	1.98%
	2017		1.002%	1.002%	18.66	18.66	725,092	13,530,012	12.90%	12.90%	1.89%
	2016		1.002%	1.002%	16.53	16.53	717,780	11,862,779	3.34%	3.34%	1.66%
	2015		1.002%	1.002%	15.99	15.99	575,085	9,197,384	-2.38%	-2.38%	2.07%
	2014		1.002%	1.002%	16.38	16.38	459,876	7,533,820	3.33%	3.33%	2.01%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Scientific Allocation Fund - Standard Class
	2018		1.000%	2.950%	$16.01	$17.87	237,526	$4,218,972	-7.39%	-6.31%	2.19%
	2017		1.000%	2.152%	17.29	19.08	268,641	5,096,625	11.90%	13.19%	1.90%
	2016		1.000%	2.152%	15.45	16.85	338,381	5,679,513	2.43%	3.61%	1.66%
	2015		1.000%	2.152%	15.44	16.27	356,925	5,794,526	-2.91%	-2.13%	2.22%
	2014		1.000%	1.800%	15.90	16.62	347,256	5,762,619	2.76%	3.59%	1.94%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2018		1.002%	1.002%	19.96	19.96	157,041	3,134,670	-5.50%	-5.50%	0.49%
	2017		1.002%	1.002%	21.12	21.12	168,067	3,550,010	24.56%	24.56%	0.46%
	2016		1.002%	1.002%	16.96	16.96	146,082	2,477,200	-2.54%	-2.54%	0.21%
	2015		1.002%	1.002%	17.40	17.40	154,093	2,681,142	0.08%	0.08%	0.00%
	2014		1.002%	1.002%	17.39	17.39	150,608	2,618,398	4.04%	4.04%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2018		0.550%	2.600%	4.01	23.37	47,092,537	202,031,289	-6.77%	-4.85%	0.68%
	2017		0.550%	2.600%	4.25	24.86	51,727,606	234,333,305	22.89%	25.43%	0.64%
	2016		0.550%	2.600%	3.41	20.07	56,791,107	205,981,439	-3.85%	-1.85%	0.41%
	2015		0.550%	2.600%	3.50	20.71	63,392,126	235,312,424	-1.26%	0.78%	0.00%
	2014		0.550%	2.600%	3.50	20.80	70,120,450	259,488,584	2.65%	4.77%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2018		1.000%	2.600%	10.70	12.89	62,452	755,678	-2.44%	-0.87%	0.00%
	2017		1.000%	2.600%	10.97	13.00	43,420	535,845	22.04%	24.00%	0.00%
	2016		1.000%	2.600%	8.99	10.49	36,027	361,779	-0.61%	0.99%	0.00%
	2015		1.000%	2.600%	9.05	10.38	41,135	412,117	-6.89%	-5.39%	0.00%
	2014		1.000%	2.600%	9.72	10.97	35,585	381,350	-9.92%	-8.47%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2018		1.002%	2.302%	11.33	12.03	196,891	2,368,953	-1.92%	-0.64%	0.00%
	2017		1.002%	2.302%	11.55	12.11	109,900	1,330,709	22.70%	24.31%	0.00%
	2016		1.002%	2.302%	9.41	9.74	84,604	824,032	-0.07%	1.24%	0.00%
	2015		1.002%	2.302%	9.42	9.62	104,525	1,005,723	-6.38%	-5.15%	0.00%
	2014	5/14/14	1.002%	2.302%	10.06	10.15	23,419	237,554	-0.63%	2.88%	0.00%
LVIP Clarion Global Real Estate Fund - Service Class
	2018		1.000%	2.600%	7.66	18.33	537,364	4,934,074	-10.92%	-9.48%	3.58%
	2017		1.000%	2.600%	8.60	20.45	549,464	5,574,751	7.75%	9.48%	4.14%
	2016		1.000%	2.600%	7.98	18.85	569,064	5,276,604	-1.65%	-0.06%	3.63%
	2015		1.000%	2.600%	8.11	19.05	557,163	5,169,960	-4.00%	-2.45%	2.74%
	2014		1.000%	2.600%	8.45	19.71	567,990	5,404,936	10.68%	12.47%	2.35%
LVIP Clarion Global Real Estate Fund - Standard Class
	2018		1.002%	2.302%	8.31	18.77	810,183	7,691,954	-10.43%	-9.26%	3.64%
	2017		1.002%	2.302%	9.26	20.89	932,214	9,752,924	8.34%	9.76%	4.17%
	2016		1.002%	2.302%	8.53	19.21	1,046,047	9,970,899	-1.12%	0.18%	3.69%
	2015		1.002%	2.302%	8.62	19.36	1,148,447	10,928,192	-3.47%	-2.21%	2.84%
	2014		1.002%	2.302%	8.91	9.73	1,343,487	13,072,927	11.47%	12.75%	2.87%
LVIP Delaware Bond Fund - Service Class
	2018		1.002%	1.002%	15.74	15.74	1,425,646	22,434,246	-2.16%	-2.16%	2.76%
	2017		1.002%	1.002%	16.08	16.08	1,618,215	26,027,603	2.97%	2.97%	2.46%
	2016		1.002%	1.002%	15.62	15.62	1,674,147	26,151,033	1.35%	1.35%	2.21%
	2015		1.002%	1.002%	15.41	15.41	1,647,473	25,392,417	-0.96%	-0.96%	2.03%
	2014		1.002%	1.002%	15.56	15.56	1,657,325	25,792,538	4.55%	4.55%	1.74%
LVIP Delaware Bond Fund - Standard Class
	2018		0.550%	2.600%	10.11	18.87	14,161,293	157,517,100	-3.38%	-1.37%	3.05%
	2017		0.550%	2.600%	10.33	19.22	16,119,964	182,328,745	1.69%	3.79%	2.71%
	2016		0.550%	2.600%	10.02	18.60	18,326,012	200,234,374	0.09%	2.16%	2.39%
	2015		0.550%	2.600%	9.88	18.29	20,496,523	219,947,599	-2.19%	-0.16%	2.26%
	2014		0.550%	2.600%	9.98	18.41	22,819,333	246,059,115	3.26%	5.39%	1.99%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2018		1.000%	2.302%	8.93	9.87	526,852	5,157,828	-2.25%	-0.97%	3.37%
	2017		1.000%	2.302%	9.14	9.96	489,199	4,833,301	-0.06%	1.26%	0.85%
	2016		1.000%	2.302%	9.14	9.84	448,852	4,388,234	-0.31%	0.99%	0.00%
	2015		1.000%	2.302%	9.17	9.74	555,145	5,382,506	-3.23%	-1.96%	1.27%
	2014		1.000%	2.302%	9.53	9.94	628,022	6,221,265	-1.78%	-0.64%	1.22%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Fund - Service Class
	2018		1.002%	1.002%	$25.30	$25.30	946,967	$23,962,252	-5.84%	-5.84%	0.99%
	2017		1.002%	1.002%	26.87	26.87	987,069	26,525,952	18.58%	18.58%	0.97%
	2016		1.002%	1.002%	22.66	22.66	988,698	22,407,011	5.21%	5.21%	1.15%
	2015		1.002%	1.002%	21.54	21.54	972,558	20,950,586	-2.00%	-2.00%	1.14%
	2014		1.002%	1.002%	21.98	21.98	929,882	20,439,084	13.65%	13.65%	1.25%
LVIP Delaware Social Awareness Fund - Standard Class
	2018		0.550%	2.152%	13.56	31.77	32,045,068	464,466,188	-6.60%	-5.09%	1.28%
	2017		0.550%	2.152%	14.40	33.89	35,927,738	551,157,478	17.65%	19.53%	1.28%
	2016		0.550%	2.152%	12.14	28.71	39,622,005	510,864,856	4.37%	6.05%	1.40%
	2015		0.550%	2.500%	11.53	27.41	44,335,289	541,450,617	-2.78%	-1.21%	1.42%
	2014		0.550%	2.152%	11.76	28.10	48,833,622	606,194,398	12.75%	14.57%	1.51%
LVIP Delaware Special Opportunities Fund - Service Class
	2018		1.002%	1.002%	28.88	28.88	1,152,553	33,284,755	-15.89%	-15.89%	1.00%
	2017		1.002%	1.002%	34.34	34.34	1,242,633	42,666,470	16.17%	16.17%	0.97%
	2016		1.002%	1.002%	29.56	29.56	1,328,898	39,276,395	18.79%	18.79%	1.27%
	2015		1.002%	1.002%	24.88	24.88	1,330,379	33,101,303	-1.08%	-1.08%	0.89%
	2014		1.002%	1.002%	25.15	25.15	1,337,011	33,630,945	6.18%	6.18%	1.00%
LVIP Delaware Special Opportunities Fund - Standard Class
	2018		0.550%	2.302%	25.03	37.70	10,395,156	349,159,622	-16.70%	-15.22%	1.28%
	2017		0.550%	2.302%	30.05	45.03	11,725,526	466,677,469	15.10%	17.11%	1.30%
	2016		0.550%	2.302%	26.11	38.93	13,035,424	445,035,149	17.66%	19.74%	1.56%
	2015		0.550%	2.302%	22.19	32.92	14,531,478	416,152,487	-2.03%	-0.29%	1.20%
	2014		0.550%	2.302%	22.65	33.43	16,133,642	465,482,477	5.16%	7.04%	1.29%
LVIP Delaware Wealth Builder Fund - Service Class
	2018		1.002%	1.002%	19.11	19.11	552,270	10,555,220	-6.40%	-6.40%	2.75%
	2017		1.002%	1.002%	20.42	20.42	593,079	12,110,790	10.90%	10.90%	2.03%
	2016		1.002%	1.002%	18.41	18.41	623,009	11,472,038	4.31%	4.31%	1.45%
	2015		1.002%	1.002%	17.65	17.65	547,182	9,659,785	-2.56%	-2.56%	1.65%
	2014		1.002%	1.002%	18.12	18.12	430,156	7,793,348	3.04%	3.04%	2.30%
LVIP Delaware Wealth Builder Fund - Standard Class
	2018		1.000%	1.802%	5.46	21.16	14,177,058	82,768,711	-6.91%	-6.16%	2.90%
	2017		1.000%	1.802%	5.83	22.73	15,881,065	98,792,045	10.28%	11.17%	2.23%
	2016		1.000%	1.802%	5.26	20.61	17,462,768	97,717,354	3.73%	4.57%	1.54%
	2015		1.000%	1.802%	5.05	19.87	19,529,008	104,497,448	-3.09%	-2.31%	1.66%
	2014		1.000%	1.802%	5.18	20.51	21,622,450	118,447,134	2.48%	3.30%	2.25%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2018		1.002%	1.002%	23.53	23.53	406,480	9,565,898	-8.53%	-8.53%	1.19%
	2017		1.002%	1.002%	25.73	25.73	411,701	10,591,747	19.25%	19.25%	1.14%
	2016		1.002%	1.002%	21.57	21.57	390,840	8,431,625	12.87%	12.87%	1.17%
	2015		1.002%	1.002%	19.11	19.11	377,386	7,212,942	-3.32%	-3.32%	1.26%
	2014		1.002%	1.002%	19.77	19.77	382,893	7,569,314	11.65%	11.65%	1.72%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2018		0.550%	2.600%	21.38	28.52	33,679,731	851,381,050	-9.67%	-7.80%	1.41%
	2017		0.550%	2.600%	23.47	31.32	37,712,420	1,038,706,032	18.30%	20.21%	1.40%
	2016		0.550%	2.152%	19.76	26.38	41,796,225	961,988,780	11.97%	13.78%	1.51%
	2015		0.550%	2.152%	17.58	23.48	46,650,822	947,959,964	-4.09%	-2.54%	1.56%
	2014		0.550%	2.152%	18.25	24.39	51,905,545	1,087,164,514	10.77%	12.56%	1.93%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2018		1.000%	2.600%	8.68	10.45	58,230	557,602	-11.69%	-10.27%	1.17%
	2017		1.000%	2.600%	9.83	11.65	55,837	601,185	17.99%	19.90%	1.24%
	2016		1.000%	2.600%	8.33	9.71	44,442	402,378	-0.46%	1.15%	1.38%
	2015		1.000%	2.600%	8.37	9.60	35,283	319,437	-10.61%	-9.17%	1.22%
	2014		1.000%	2.600%	9.36	10.57	26,574	269,708	-4.74%	-3.20%	1.29%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2018		1.002%	2.152%	8.99	9.48	116,615	1,104,574	-11.08%	-10.05%	1.37%
	2017		1.002%	2.152%	10.11	10.54	102,107	1,075,264	18.82%	20.19%	1.73%
	2016		1.002%	2.152%	8.51	8.77	65,873	577,030	0.24%	1.40%	1.45%
	2015		1.002%	2.152%	8.65	8.65	61,313	529,829	-8.94%	-8.94%	1.51%
	2014	5/14/14	1.002%	1.002%	9.50	9.50	55,183	524,064	-4.96%	-4.96%	2.27%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2018		1.000%	1.800%	$14.93	$16.64	895,094	$14,867,681	-6.39%	-5.64%	2.21%
	2017		1.000%	1.800%	15.95	17.63	1,002,272	17,637,209	8.26%	9.12%	2.01%
	2016		1.000%	2.600%	13.43	16.16	1,128,349	18,155,702	2.06%	3.71%	1.72%
	2015		1.000%	2.600%	13.16	15.58	1,261,380	19,579,354	-4.74%	-3.21%	1.84%
	2014		1.000%	2.600%	13.81	16.10	1,292,776	20,715,765	2.72%	4.38%	1.78%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2018		1.002%	1.952%	15.44	17.21	616,413	10,554,558	-6.30%	-5.41%	2.43%
	2017		1.002%	1.952%	16.45	18.19	720,588	13,051,613	8.36%	9.39%	2.18%
	2016		1.002%	1.952%	15.16	16.63	842,743	13,957,565	2.99%	3.97%	1.91%
	2015		1.002%	1.952%	14.70	15.99	1,027,248	16,370,274	-3.89%	-2.97%	1.88%
	2014		1.002%	1.952%	15.27	16.48	1,301,398	21,380,454	3.66%	4.65%	2.01%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2018		1.000%	2.950%	12.73	15.45	2,414,632	36,849,245	-8.68%	-7.49%	2.09%
	2017		1.000%	2.300%	13.94	16.70	2,666,050	44,283,685	12.72%	14.19%	2.03%
	2016		1.000%	2.300%	12.37	14.62	2,945,717	42,880,609	2.11%	3.45%	1.55%
	2015		1.000%	2.750%	12.11	14.14	3,124,345	43,972,204	-6.54%	-4.89%	1.69%
	2014		1.000%	2.750%	12.90	14.86	3,196,335	47,295,648	0.41%	2.18%	1.80%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2018		1.002%	2.152%	13.67	15.97	852,854	13,594,222	-8.32%	-7.26%	2.21%
	2017		1.002%	2.152%	14.91	17.34	1,048,442	18,029,376	13.18%	14.48%	2.22%
	2016		1.002%	2.152%	13.17	15.05	1,235,503	18,566,891	2.52%	3.70%	1.69%
	2015		1.002%	2.152%	13.33	14.51	1,465,024	21,228,656	-5.41%	-4.65%	1.83%
	2014		1.002%	1.802%	14.10	15.22	1,659,262	25,233,432	1.62%	2.44%	1.98%
LVIP Global Income Fund - Service Class
	2018		1.000%	2.150%	10.69	11.94	383,168	4,520,879	-0.51%	0.64%	3.73%
	2017		1.000%	2.150%	10.74	11.86	397,806	4,664,928	2.56%	3.74%	0.00%
	2016		1.000%	2.150%	10.48	11.44	390,605	4,425,698	-1.87%	-0.74%	0.00%
	2015		1.000%	2.150%	10.68	11.52	389,668	4,457,696	-4.35%	-3.24%	2.93%
	2014		1.000%	2.150%	11.16	11.91	387,713	4,585,694	-0.48%	0.67%	0.36%
LVIP Global Income Fund - Standard Class
	2018		1.002%	2.302%	10.78	12.28	301,708	3,690,714	-0.42%	0.89%	3.63%
	2017		1.002%	2.302%	10.83	12.17	349,855	4,242,897	2.65%	4.00%	0.00%
	2016		1.002%	2.302%	10.55	11.70	399,090	4,659,324	-1.78%	-0.49%	0.00%
	2015		1.002%	2.302%	10.74	11.76	494,970	5,809,107	-4.26%	-3.00%	3.00%
	2014		1.002%	2.302%	11.31	12.13	585,301	7,084,502	-0.23%	0.93%	0.60%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2018		1.000%	2.600%	13.03	16.19	2,665,695	42,844,831	-8.09%	-6.61%	2.12%
	2017		1.000%	2.600%	14.18	17.34	2,893,096	49,792,905	11.11%	12.90%	1.98%
	2016		1.000%	2.600%	12.76	15.36	3,204,960	48,902,871	1.40%	3.04%	1.42%
	2015		1.000%	2.600%	12.59	14.90	3,542,468	52,486,966	-6.09%	-4.58%	1.73%
	2014		1.000%	2.600%	13.40	15.62	3,599,127	55,911,930	1.22%	2.85%	1.71%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2018		1.002%	2.152%	14.33	16.75	1,230,534	20,525,590	-7.44%	-6.37%	2.28%
	2017		1.002%	2.152%	15.48	17.89	1,423,160	25,370,376	11.89%	13.18%	2.16%
	2016		1.002%	2.152%	13.84	15.81	1,705,494	26,881,477	2.12%	3.30%	1.59%
	2015		1.002%	2.152%	13.55	15.30	2,056,717	31,393,414	-5.43%	-4.34%	1.79%
	2014		1.002%	2.152%	14.33	15.99	2,474,381	39,510,982	1.93%	3.11%	1.91%
LVIP Government Money Market Fund - Service Class
	2018		1.002%	1.002%	10.10	10.10	698,374	7,051,051	0.13%	0.13%	1.13%
	2017		1.002%	1.002%	10.08	10.08	682,260	6,879,223	-0.82%	-0.82%	0.17%
	2016		1.002%	1.002%	10.17	10.17	722,769	7,347,855	-0.97%	-0.97%	0.02%
	2015		1.002%	1.002%	10.27	10.27	732,835	7,523,244	-0.97%	-0.97%	0.02%
	2014		1.002%	1.002%	10.37	10.37	751,916	7,795,109	-0.97%	-0.97%	0.03%
LVIP Government Money Market Fund - Standard Class
	2018		0.550%	2.152%	2.72	10.29	12,733,435	37,469,138	-0.78%	0.84%	1.40%
	2017		0.550%	2.152%	2.72	10.25	11,863,459	34,879,349	-1.73%	-0.14%	0.40%
	2016		0.550%	2.152%	2.74	10.31	13,901,895	41,039,500	-2.10%	-0.52%	0.03%
	2015		0.550%	2.152%	2.78	10.41	14,862,741	44,247,610	-2.12%	-0.53%	0.02%
	2014		0.550%	2.152%	2.81	10.51	15,778,430	47,695,294	-2.11%	-0.52%	0.03%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan Retirement Income Fund - Service Class
	2018		1.002%	1.002%	$15.73	$15.73	428,237	$6,735,957	-5.71%	-5.71%	2.54%
	2017		1.002%	1.002%	16.68	16.68	444,310	7,412,113	9.58%	9.58%	2.29%
	2016		1.002%	1.002%	15.22	15.22	448,462	6,827,540	3.41%	3.41%	2.08%
	2015		1.002%	1.002%	14.72	14.72	460,930	6,785,728	-2.17%	-2.17%	2.59%
	2014		1.002%	1.002%	15.05	15.05	438,716	6,601,949	3.57%	3.57%	2.57%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2018		0.550%	2.950%	8.66	18.00	16,920,924	156,829,278	-6.56%	-5.05%	2.64%
	2017		0.550%	2.152%	9.18	19.20	19,083,025	187,117,013	8.60%	10.36%	2.41%
	2016		0.550%	2.152%	8.39	17.62	21,191,229	189,215,181	2.48%	4.14%	2.22%
	2015		0.550%	2.152%	8.11	17.13	23,956,991	206,460,598	-3.05%	-1.48%	2.63%
	2014		0.550%	2.152%	8.30	17.61	26,542,112	233,035,159	2.64%	4.30%	2.56%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2018		1.000%	2.600%	10.25	12.95	89,311	941,021	-14.28%	-12.90%	1.14%
	2017		1.000%	2.600%	11.77	14.87	85,194	1,032,800	11.47%	13.27%	0.87%
	2016		1.000%	2.600%	10.39	13.12	64,804	701,135	6.91%	8.63%	0.57%
	2015		1.000%	2.600%	9.57	12.08	41,952	427,708	-10.33%	-8.88%	0.65%
	2014		1.000%	2.600%	11.74	13.26	22,625	266,264	5.08%	6.77%	0.92%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2018		1.002%	1.002%	10.37	10.37	116,282	1,206,155	-12.68%	-12.68%	1.27%
	2017		1.002%	1.002%	11.88	11.88	147,249	1,749,175	13.54%	13.54%	1.11%
	2016		1.002%	1.302%	10.38	10.46	157,299	1,645,647	8.57%	8.91%	0.92%
	2015		1.002%	1.302%	9.56	9.61	110,036	1,056,968	-8.96%	-8.66%	0.79%
	2014	5/14/14	1.002%	1.302%	10.50	10.52	92,000	967,495	-1.53%	6.23%	1.38%
LVIP MFS International Growth Fund - Service Class
	2018		1.000%	1.800%	10.09	11.07	33,200	353,802	-10.10%	-9.37%	1.06%
	2017		1.000%	1.800%	11.22	12.21	33,063	389,042	29.19%	30.23%	0.76%
	2016		1.000%	1.800%	8.68	9.38	56,545	515,910	-0.40%	0.40%	1.18%
	2015		1.000%	1.800%	8.72	9.34	59,880	548,658	-0.76%	0.04%	0.91%
	2014		1.000%	1.800%	8.79	9.34	63,666	585,594	-6.98%	-6.23%	0.82%
LVIP MFS Value Fund - Service Class
	2018		1.000%	1.800%	14.84	16.28	94,084	1,509,497	-11.82%	-11.12%	1.45%
	2017		1.000%	1.800%	16.82	18.32	113,094	2,042,563	15.24%	16.17%	1.42%
	2016		1.000%	1.800%	14.60	15.77	135,860	2,112,905	11.75%	12.65%	1.54%
	2015		1.000%	1.800%	13.06	14.00	158,723	2,195,281	-2.56%	-1.78%	1.78%
	2014		1.000%	1.800%	13.41	14.25	167,479	2,359,533	8.27%	9.13%	2.14%
LVIP Mondrian International Value Fund - Service Class
	2018		1.002%	1.002%	17.66	17.66	956,511	16,895,805	-12.58%	-12.58%	2.83%
	2017		1.002%	1.002%	20.21	20.21	1,016,660	20,543,416	19.83%	19.83%	3.09%
	2016		1.002%	1.002%	16.86	16.86	1,072,403	18,083,172	2.72%	2.72%	2.53%
	2015		1.002%	1.002%	16.42	16.42	1,089,519	17,885,680	-4.99%	-4.99%	2.71%
	2014		1.002%	1.002%	17.28	17.28	1,057,297	18,268,532	-3.76%	-3.76%	3.75%
LVIP Mondrian International Value Fund - Standard Class
	2018		0.550%	2.600%	3.78	23.23	34,760,736	143,622,399	-13.75%	-11.96%	3.00%
	2017		0.550%	2.600%	4.32	26.72	39,422,129	185,474,644	18.23%	20.67%	3.27%
	2016		0.550%	2.600%	3.61	22.42	43,950,795	172,297,911	1.34%	3.44%	2.63%
	2015		0.550%	2.600%	3.52	21.94	49,910,782	189,760,112	-6.26%	-4.32%	2.81%
	2014		0.550%	2.600%	3.70	23.22	55,134,934	219,920,959	-5.04%	-3.07%	3.80%
LVIP SSGA Bond Index Fund - Service Class
	2018		1.000%	2.150%	10.79	12.43	309,692	3,671,538	-2.69%	-1.56%	2.53%
	2017		1.000%	2.150%	11.07	12.63	321,252	3,873,235	0.73%	1.90%	2.26%
	2016		1.000%	2.150%	10.96	12.39	309,543	3,672,992	-0.14%	1.02%	2.00%
	2015		1.000%	2.150%	10.96	12.27	232,051	2,730,230	-1.93%	-0.99%	2.60%
	2014		1.000%	1.950%	11.17	12.39	165,313	1,966,509	3.45%	4.44%	1.81%
LVIP SSGA Bond Index Fund - Standard Class
	2018		1.002%	2.302%	10.68	12.10	528,855	6,387,185	-2.59%	-1.32%	2.84%
	2017		1.002%	2.302%	10.97	12.26	506,160	6,194,742	0.84%	2.16%	2.32%
	2016		1.002%	2.302%	10.88	12.00	571,184	6,846,040	-0.05%	1.26%	2.08%
	2015		1.002%	2.302%	10.88	11.85	446,122	5,279,420	-2.03%	-0.75%	2.59%
	2014		1.002%	2.302%	11.20	11.94	462,427	5,515,780	3.50%	4.70%	2.02%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Developed International 150 Fund - Service Class
	2018		1.000%	2.150%	$10.16	$14.96	10,489	$120,714	-17.24%	-16.28%	3.59%
	2017		1.000%	2.150%	12.28	18.05	11,755	160,389	20.63%	22.03%	4.86%
	2016		1.000%	2.150%	10.18	11.23	8,721	97,781	7.14%	8.37%	3.26%
	2015		1.000%	2.150%	9.75	10.36	9,042	91,911	-6.24%	-5.48%	2.93%
	2014		1.000%	1.800%	10.40	10.96	7,199	78,018	-1.15%	-0.35%	2.83%
LVIP SSGA Emerging Markets 100 Fund - Service Class
	2018		1.000%	2.150%	10.78	15.21	697,629	10,427,181	-14.40%	-13.41%	4.17%
	2017		1.000%	2.150%	12.59	17.57	706,176	12,193,675	20.89%	22.28%	2.64%
	2016		1.000%	2.150%	10.41	14.37	621,845	8,747,221	12.71%	14.01%	2.59%
	2015		1.000%	2.150%	9.24	12.60	537,168	6,620,005	-19.01%	-18.07%	4.19%
	2014		1.000%	2.150%	11.41	15.38	483,104	7,231,954	-5.66%	-4.57%	2.90%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2018		1.002%	2.152%	13.95	15.58	1,178,868	18,360,518	-14.18%	-13.18%	4.13%
	2017		1.002%	2.152%	16.26	17.95	1,361,019	24,418,651	21.20%	22.60%	2.68%
	2016		1.002%	2.152%	13.41	14.64	1,334,773	19,535,247	12.98%	14.28%	2.66%
	2015		1.002%	2.152%	11.87	12.81	1,349,787	17,285,103	-18.81%	-17.87%	4.14%
	2014		1.002%	2.152%	14.62	15.60	1,373,995	21,423,937	-5.43%	-4.33%	2.99%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2018		1.000%	2.950%	11.52	14.33	843,965	11,291,577	-10.35%	-9.32%	2.51%
	2017		1.000%	2.150%	12.85	15.95	994,098	14,683,468	12.09%	13.39%	3.70%
	2016		1.000%	2.150%	11.46	14.20	1,103,858	14,386,873	3.12%	4.31%	1.51%
	2015		1.000%	2.150%	11.12	13.74	1,225,470	15,320,617	-8.73%	-7.68%	2.69%
	2014		1.000%	2.150%	12.18	15.03	1,331,166	18,034,099	1.50%	2.68%	2.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2018		1.002%	2.302%	12.50	14.67	365,622	5,092,818	-10.27%	-9.09%	2.73%
	2017		1.002%	2.302%	14.75	15.81	419,412	6,426,581	12.20%	13.67%	3.87%
	2016		1.002%	2.302%	13.02	14.09	492,561	6,639,994	3.22%	4.57%	1.69%
	2015		1.002%	2.302%	11.85	13.65	567,716	7,315,767	-8.65%	-7.45%	2.92%
	2014		1.002%	2.302%	13.53	14.94	605,284	8,428,621	1.61%	2.94%	2.11%
LVIP SSGA International Index Fund - Service Class
	2018		1.000%	2.150%	8.69	15.06	272,702	3,752,552	-15.75%	-14.78%	2.42%
	2017		1.000%	2.150%	10.67	17.67	261,903	4,158,943	22.16%	23.14%	2.61%
	2016		1.000%	1.800%	8.73	14.35	232,834	2,963,079	-1.06%	-0.26%	2.81%
	2015		1.000%	1.800%	8.82	14.39	190,392	2,493,887	-3.22%	-2.45%	2.35%
	2014		1.000%	1.800%	9.12	14.75	162,140	2,188,127	-7.75%	-7.01%	2.71%
LVIP SSGA International Index Fund - Standard Class
	2018		1.002%	1.802%	14.29	15.43	264,742	4,084,460	-15.22%	-14.56%	2.56%
	2017		1.002%	1.802%	16.86	18.06	259,007	4,677,135	22.46%	23.45%	2.81%
	2016		1.002%	1.802%	13.77	14.63	229,702	3,360,048	-0.81%	-0.01%	2.87%
	2015		1.002%	1.802%	13.88	14.63	251,025	3,672,356	-2.98%	-2.20%	2.65%
	2014		1.002%	1.802%	14.30	14.96	187,148	2,799,500	-7.52%	-6.78%	2.93%
LVIP SSGA International Managed Volatility Fund - Service Class
	2018		1.002%	1.002%	10.79	10.79	61,465	663,492	-13.29%	-13.29%	2.00%
	2017		1.002%	1.002%	12.45	12.45	57,981	721,845	22.72%	22.72%	2.14%
	2016	11/14/16	1.002%	1.002%	10.14	10.14	51,597	523,449	2.91%	2.91%	1.78%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2018		1.002%	1.002%	10.85	10.85	78,783	854,826	-13.08%	-13.08%	2.25%
	2017		1.002%	1.002%	12.48	12.48	74,920	935,242	23.03%	23.03%	2.19%
	2016	12/8/16	1.002%	1.802%	10.13	10.15	84,289	855,239	-0.48%	0.09%	1.18%
LVIP SSGA Large Cap 100 Fund - Service Class
	2018		1.000%	2.150%	19.64	22.17	5,789	126,378	-13.22%	-12.22%	1.19%
	2017		1.000%	2.150%	22.63	25.25	12,498	307,717	15.95%	17.29%	2.30%
	2016		1.000%	2.150%	19.52	21.53	19,232	405,568	18.65%	20.02%	2.14%
	2015		1.000%	2.150%	16.45	17.94	17,502	308,284	-6.93%	-5.86%	2.04%
	2014		1.000%	2.150%	17.68	19.05	22,526	423,763	13.96%	15.28%	3.01%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA S&P 500 Index Fund - Service Class
	2018		1.002%	1.002%	$17.67	$17.67	4,631,171	$81,816,412	-5.82%	-5.82%	1.59%
	2017		1.002%	1.002%	18.76	18.76	4,679,594	87,784,422	20.06%	20.06%	1.70%
	2016		1.002%	1.002%	15.62	15.62	4,565,125	71,329,541	10.37%	10.37%	1.71%
	2015		1.002%	1.002%	14.16	14.16	4,315,293	61,092,619	-0.09%	-0.09%	1.73%
	2014		1.002%	1.002%	14.17	14.17	4,080,129	57,815,303	12.02%	12.02%	1.76%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2018		1.000%	2.600%	15.91	27.28	17,286,084	314,913,007	-7.09%	-5.59%	1.77%
	2017		1.000%	2.600%	17.05	29.18	18,916,417	365,045,038	18.46%	20.37%	1.85%
	2016		1.000%	2.600%	14.33	24.47	20,730,610	332,418,815	8.89%	10.65%	1.83%
	2015		1.000%	2.600%	13.10	22.32	22,602,204	327,511,899	-1.42%	0.17%	1.86%
	2014		1.000%	2.600%	13.23	22.50	24,592,497	355,803,933	10.52%	12.30%	1.89%
LVIP SSGA Small-Cap Index Fund - Service Class
	2018		1.000%	2.600%	12.97	15.61	912,821	14,208,447	-13.87%	-12.47%	0.73%
	2017		1.000%	2.600%	15.05	17.84	945,867	16,821,803	11.00%	12.79%	0.76%
	2016		1.000%	2.600%	13.56	15.82	958,589	15,119,050	17.29%	19.18%	1.11%
	2015		1.000%	2.600%	11.56	13.27	932,459	12,336,868	-7.39%	-5.90%	0.69%
	2014		1.000%	2.600%	12.48	14.10	908,677	12,776,905	1.73%	3.37%	0.62%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2018		1.002%	2.152%	14.65	24.71	2,181,412	35,051,094	-13.08%	-12.25%	0.93%
	2017		1.002%	1.952%	16.83	28.43	2,393,992	43,841,574	12.00%	13.07%	0.97%
	2016		1.002%	1.952%	15.00	25.38	2,685,569	43,497,313	18.35%	19.47%	1.28%
	2015		1.002%	1.952%	12.66	21.45	2,941,783	39,880,990	-6.56%	-5.67%	0.88%
	2014		1.002%	2.152%	13.17	22.95	3,311,831	47,593,259	2.45%	3.63%	0.81%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
	2018		1.000%	2.150%	19.12	21.58	22,692	471,971	-15.51%	-14.53%	2.49%
	2017		1.000%	2.150%	22.63	25.24	32,380	795,005	3.81%	5.01%	2.18%
	2016		1.000%	2.150%	22.47	24.04	33,429	790,304	27.51%	28.47%	1.80%
	2015		1.000%	1.800%	17.62	18.71	36,187	670,376	-8.74%	-8.00%	2.04%
	2014		1.000%	1.800%	19.30	20.34	38,455	776,915	2.19%	3.01%	3.27%
LVIP T. Rowe Price 2010 Fund - Service Class
	2018		1.002%	1.002%	13.04	13.04	128,892	1,680,164	-5.41%	-5.41%	1.92%
	2017		1.002%	1.002%	13.78	13.78	126,682	1,745,819	8.27%	8.27%	1.74%
	2016		1.002%	1.002%	12.73	12.73	118,709	1,510,950	3.13%	3.13%	1.66%
	2015		1.002%	1.002%	12.34	12.34	105,265	1,299,115	-2.83%	-2.83%	1.46%
	2014		1.000%	1.002%	12.70	12.70	132,800	1,686,649	3.47%	3.47%	1.57%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2018		1.002%	1.802%	12.23	13.42	184,591	2,470,623	-5.93%	-5.18%	1.96%
	2017		1.002%	1.802%	14.15	14.15	210,935	2,978,476	8.55%	8.55%	1.74%
	2016		1.002%	1.002%	13.04	13.04	244,116	3,182,883	3.39%	3.39%	1.79%
	2015		1.002%	1.002%	12.61	12.61	255,384	3,220,493	-2.59%	-2.59%	1.90%
	2014		1.002%	1.002%	12.95	12.95	248,311	3,214,511	3.73%	3.73%	1.85%
LVIP T. Rowe Price 2020 Fund - Service Class
	2018		1.000%	1.002%	12.60	12.60	911,852	11,488,384	-6.76%	-6.76%	1.58%
	2017		1.000%	1.002%	13.51	13.52	1,064,448	14,383,255	10.63%	10.63%	1.76%
	2016		1.000%	1.002%	12.21	12.22	1,078,860	13,177,021	3.16%	3.16%	1.68%
	2015		1.000%	1.002%	11.84	11.84	1,060,358	12,554,103	-3.43%	-3.43%	1.62%
	2014		1.000%	1.002%	12.26	12.26	1,037,275	12,716,605	3.09%	3.09%	1.76%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2018		1.002%	1.002%	12.97	12.97	703,367	9,122,629	-6.52%	-6.52%	1.78%
	2017		1.002%	1.002%	13.87	13.87	761,401	10,563,958	10.91%	10.91%	1.88%
	2016		1.002%	1.002%	12.51	12.51	855,867	10,706,504	3.41%	3.41%	1.81%
	2015		1.002%	1.002%	12.10	12.10	984,389	11,907,972	-3.19%	-3.19%	1.81%
	2014		1.002%	1.002%	12.49	12.49	1,034,447	12,925,275	3.35%	3.35%	1.90%
LVIP T. Rowe Price 2030 Fund - Service Class
	2018		1.000%	1.002%	12.19	12.19	1,802,159	21,966,742	-8.74%	-8.73%	1.50%
	2017		1.000%	1.002%	13.36	13.36	1,804,014	24,094,362	12.07%	12.07%	1.86%
	2016		1.000%	1.002%	11.92	11.92	1,608,249	19,167,074	2.42%	2.43%	1.67%
	2015		1.000%	1.002%	11.64	11.64	1,457,910	16,964,202	-3.87%	-3.87%	1.59%
	2014		1.000%	1.002%	12.10	12.11	1,340,340	16,224,117	2.86%	2.86%	2.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2030 Fund - Standard Class
	2018		1.002%	1.002%	$12.55	$12.55	687,542	$8,626,399	-8.51%	-8.51%	1.68%
	2017		1.002%	1.002%	13.71	13.71	771,528	10,580,398	12.34%	12.34%	2.01%
	2016		1.002%	1.002%	12.21	12.21	727,849	8,885,192	2.68%	2.68%	1.89%
	2015		1.002%	1.002%	11.89	11.89	709,731	8,437,734	-3.63%	-3.63%	1.80%
	2014		1.002%	1.002%	12.34	12.34	732,778	9,039,939	3.12%	3.12%	2.21%
LVIP T. Rowe Price 2040 Fund - Service Class
	2018		1.000%	1.002%	11.47	11.47	1,884,883	21,615,340	-9.86%	-9.86%	1.39%
	2017		1.002%	1.002%	12.72	12.72	1,848,560	23,518,019	13.20%	13.20%	1.90%
	2016		1.002%	1.002%	11.24	11.24	1,726,250	19,400,553	2.52%	2.52%	1.59%
	2015		1.000%	1.002%	10.95	10.96	1,549,724	16,989,291	-4.42%	-4.42%	1.56%
	2014		1.000%	1.002%	11.46	11.47	1,430,424	16,407,454	2.19%	2.19%	2.22%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2018		1.002%	1.002%	11.81	11.81	219,572	2,592,406	-9.63%	-9.63%	1.58%
	2017		1.002%	1.002%	13.07	13.07	249,414	3,258,613	13.49%	13.49%	2.09%
	2016		1.002%	1.002%	11.51	11.51	227,230	2,615,979	2.78%	2.78%	1.72%
	2015		1.002%	1.002%	11.20	11.20	252,068	2,823,560	-4.19%	-4.19%	1.81%
	2014		1.002%	1.002%	11.69	11.69	237,538	2,777,142	2.45%	2.45%	2.29%
LVIP T. Rowe Price 2050 Fund - Service Class
	2018		1.002%	1.002%	11.79	11.79	1,013,634	11,951,634	-9.61%	-9.61%	1.55%
	2017		1.002%	1.002%	13.04	13.04	881,421	11,497,379	15.66%	15.66%	2.07%
	2016		1.002%	1.002%	11.28	11.28	683,448	7,708,014	3.11%	3.11%	1.80%
	2015		1.002%	1.002%	10.94	10.94	458,131	5,010,871	-4.94%	-4.94%	1.69%
	2014		1.002%	1.002%	11.51	11.51	267,250	3,075,039	1.66%	1.66%	2.28%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2018		1.002%	1.002%	12.02	12.02	49,692	597,186	-9.38%	-9.38%	1.87%
	2017		1.002%	1.002%	13.26	13.26	33,951	450,278	15.94%	15.94%	2.06%
	2016		1.002%	1.002%	11.44	11.44	50,676	579,689	3.37%	3.37%	2.29%
	2015		1.002%	1.002%	11.07	11.07	37,435	414,245	-4.71%	-4.71%	1.81%
	2014		1.002%	1.002%	11.61	11.61	25,243	293,131	1.91%	1.91%	1.67%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2018		1.000%	1.950%	20.06	31.43	31,137	688,719	-3.27%	-2.35%	0.08%
	2017		1.000%	1.950%	20.71	32.50	40,939	925,411	30.79%	32.04%	0.00%
	2016		1.000%	1.950%	15.81	24.85	40,332	694,932	-0.81%	0.14%	0.00%
	2015		1.000%	1.950%	15.91	25.05	38,687	662,243	8.32%	9.35%	0.00%
	2014		1.000%	1.950%	14.67	23.13	44,253	693,271	6.35%	7.36%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2018		1.002%	1.002%	30.57	30.57	650,742	19,894,008	-4.27%	-4.27%	0.16%
	2017		1.002%	1.002%	31.94	31.94	619,130	19,772,070	23.20%	23.20%	0.00%
	2016		1.002%	1.002%	25.92	25.92	595,542	15,437,895	6.22%	6.22%	0.05%
	2015		1.002%	1.002%	24.41	24.41	571,267	13,941,805	0.83%	0.83%	0.00%
	2014		1.002%	1.002%	24.20	24.20	519,932	12,584,280	10.19%	10.19%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2018		1.000%	2.152%	3.82	38.34	39,669,223	162,719,287	-5.14%	-4.04%	0.36%
	2017		1.000%	2.152%	4.00	40.28	44,171,683	188,578,646	22.09%	23.50%	0.20%
	2016		1.000%	2.152%	3.25	32.87	47,808,794	165,246,615	5.27%	6.49%	0.27%
	2015		1.000%	2.152%	3.06	31.12	52,583,269	170,680,544	-0.07%	1.09%	0.12%
	2014		1.000%	2.152%	3.03	31.03	56,279,182	180,765,762	9.21%	10.48%	0.24%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2018		1.002%	2.302%	16.77	18.52	966,671	17,901,522	-7.33%	-6.12%	1.18%
	2017		1.002%	2.302%	18.10	19.73	1,073,880	21,182,866	17.15%	18.68%	1.32%
	2016		1.002%	2.302%	15.45	16.62	947,510	15,748,051	9.31%	10.74%	1.59%
	2015		1.002%	2.302%	14.80	15.01	716,913	10,760,223	-1.84%	-1.55%	1.43%
	2014		1.002%	1.302%	15.08	15.25	662,156	10,095,574	10.48%	10.82%	1.90%
LVIP Vanguard International Equity ETF Fund - Service Class
	2018		1.002%	2.302%	9.99	11.03	1,034,142	11,409,080	-16.86%	-15.77%	1.88%
	2017		1.002%	2.302%	12.02	13.10	1,013,580	13,275,871	25.08%	26.71%	2.14%
	2016		1.002%	2.302%	9.61	10.34	755,080	7,804,394	1.10%	2.42%	2.14%
	2015		1.002%	2.302%	9.57	10.09	653,410	6,594,504	-5.25%	-4.15%	2.28%
	2014		1.002%	2.152%	10.42	10.53	464,940	4,896,140	-6.13%	-5.83%	1.93%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Wellington Capital Growth Fund - Service Class
	2018		1.000%	1.000%	$21.72	$21.72	3,559	$77,316	0.10%	0.10%	0.00%
	2017		1.000%	1.000%	21.70	21.70	6,308	136,873	34.18%	34.18%	0.00%
	2016		1.000%	1.000%	16.17	16.17	1,481	23,955	-1.14%	-1.14%	0.00%
	2015		1.000%	1.000%	16.36	16.36	6,257	102,358	8.06%	8.06%	0.00%
	2014		1.000%	1.000%	15.14	15.14	2,199	33,292	9.99%	9.99%	0.00%
LVIP Wellington Mid-Cap Value Fund - Service Class
	2018		1.000%	2.600%	11.59	23.37	15,252	211,756	-16.94%	-15.60%	0.41%
	2017		1.000%	2.600%	13.95	27.95	17,085	281,941	10.25%	12.02%	0.15%
	2016		1.000%	2.600%	12.66	14.76	20,383	301,091	9.89%	11.66%	0.24%
	2015		1.000%	2.600%	11.52	13.22	22,907	298,705	-4.28%	-2.74%	0.17%
	2014		1.000%	2.600%	12.03	13.59	25,526	342,907	5.25%	6.94%	0.11%
MFS® VIT Core Equity Series - Initial Class
	2015		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.93%
	2014		1.000%	1.000%	18.70	18.70	404	7,555	10.13%	10.13%	0.79%
MFS® VIT Total Return Series - Initial Class
	2018		1.000%	2.950%	18.81	21.38	58,808	1,228,044	-7.62%	-6.55%	2.14%
	2017		1.000%	2.150%	20.28	22.88	62,677	1,416,360	9.91%	11.18%	2.28%
	2016		1.000%	2.150%	18.38	20.58	61,462	1,247,911	6.77%	8.01%	2.62%
	2015		1.000%	2.150%	17.14	19.06	67,866	1,276,104	-2.49%	-1.36%	2.57%
	2014		1.000%	2.150%	17.51	19.32	77,591	1,481,911	6.19%	7.42%	1.86%
MFS® VIT Utilities Series - Initial Class
	2018		1.000%	2.600%	2.90	50.95	34,669,638	109,491,800	-1.54%	0.05%	1.09%
	2017		1.000%	2.600%	2.91	51.34	40,479,254	127,778,196	11.89%	13.69%	4.24%
	2016		1.000%	2.600%	2.57	45.52	46,910,770	130,338,969	8.61%	10.36%	3.57%
	2015		1.000%	2.600%	2.33	41.57	53,442,738	134,565,693	-16.71%	-15.37%	4.09%
	2014		1.000%	2.600%	2.76	49.52	63,617,358	189,070,913	9.84%	11.61%	2.10%
MFS® VIT Utilities Series - Service Class
	2018		1.002%	1.002%	36.02	36.02	984,428	35,459,661	-0.19%	-0.19%	0.84%
	2017		1.002%	1.002%	36.09	36.09	1,125,857	40,632,977	13.35%	13.35%	4.14%
	2016		1.002%	1.002%	31.84	31.84	1,163,959	37,059,844	10.13%	10.13%	3.39%
	2015		1.002%	1.002%	28.91	28.91	1,156,235	33,428,679	-15.61%	-15.61%	4.02%
	2014		1.002%	1.002%	34.26	34.26	1,194,868	40,934,560	11.35%	11.35%	1.96%
MFS® VIT II Core Equity Portfolio - Initial Class
	2018		1.000%	1.000%	23.96	23.96	210	5,043	-4.79%	-4.79%	0.67%
	2017		1.000%	1.000%	25.17	25.17	210	5,297	23.58%	23.58%	0.96%
	2016		1.000%	1.000%	20.37	20.37	210	4,285	10.27%	10.27%	0.69%
	2015	3/27/15	1.000%	1.000%	18.47	18.47	316	5,828	-3.29%	-3.29%	0.55%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2018		0.550%	0.550%	2.63	2.63	21,440	56,419	-1.58%	-1.58%	1.21%
	2017		0.550%	0.550%	2.67	2.67	21,395	57,207	12.74%	12.74%	0.61%
	2016		0.550%	0.550%	2.37	2.37	6,296	14,933	26.67%	26.67%	0.75%
	2015		0.550%	0.550%	1.87	1.87	6,237	11,678	-12.29%	-12.29%	0.76%
	2014		0.550%	0.550%	2.13	2.13	7,081	15,115	9.25%	9.25%	0.74%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2018		0.550%	0.550%	3.08	3.08	32,089	98,828	-6.92%	-6.92%	0.00%
	2017		0.550%	0.550%	3.31	3.31	32,278	106,798	24.60%	24.60%	0.00%
	2016		0.550%	0.550%	2.66	2.66	46,121	122,471	3.82%	3.82%	0.00%
	2015		0.550%	0.550%	2.56	2.56	46,174	118,098	0.72%	0.72%	0.00%
	2014		0.550%	0.550%	2.54	2.54	33,286	84,527	6.99%	6.99%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2018		1.000%	2.250%	26.54	30.17	5,478	162,520	-17.14%	-16.12%	0.67%
	2017		1.000%	2.250%	31.88	35.97	6,573	227,757	14.11%	15.58%	0.84%
	2016		1.000%	2.250%	27.79	31.20	6,679	200,777	13.59%	15.01%	0.61%
	2015		1.000%	2.250%	24.35	27.35	7,265	190,747	-10.37%	-9.25%	0.76%
	2014		1.000%	2.250%	27.03	30.38	8,215	239,019	11.31%	12.70%	1.07%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2018		1.000%	1.300%	$6.98	$7.19	3,689	$26,497	-15.31%	-15.06%	2.00%
	2017		1.000%	2.250%	7.60	8.46	4,586	38,644	-0.22%	1.03%	10.98%
	2016		1.000%	2.250%	7.61	8.37	5,801	48,434	12.32%	13.73%	0.91%
	2015		1.000%	2.250%	6.78	7.36	6,409	47,033	-27.32%	-26.40%	4.63%
	2014		1.000%	2.250%	9.32	10.01	8,512	84,840	-20.44%	-19.43%	0.26%
PIMCO VIT Total Return Portfolio - Administrative Class
	2018		1.002%	2.302%	10.21	11.27	1,396,191	15,723,408	-2.81%	-1.52%	2.54%
	2017		1.002%	2.302%	10.50	11.45	1,491,756	17,060,600	2.53%	3.87%	2.02%
	2016		1.002%	2.302%	10.24	11.02	1,461,091	16,091,834	0.35%	1.66%	1.91%
	2015		1.002%	2.302%	10.21	10.84	1,456,241	15,779,135	-1.84%	-0.55%	4.87%
	2014		1.002%	2.302%	10.40	10.90	1,614,000	17,588,032	1.91%	3.24%	2.22%
Putnam VT Global Health Care Fund - Class IB
	2018		1.000%	1.300%	23.92	25.18	1,678	41,996	-1.88%	-1.58%	0.95%
	2017		1.000%	1.300%	24.38	25.58	1,616	41,089	13.81%	14.15%	0.53%
	2016		1.000%	1.300%	21.42	22.41	2,392	52,956	-12.50%	-12.23%	0.00%
	2015		1.000%	1.750%	22.97	25.53	2,831	70,748	5.92%	6.71%	0.00%
	2014		1.000%	1.750%	21.69	23.93	4,821	114,004	25.43%	26.37%	0.24%
Templeton Global Bond VIP Fund - Class 2
	2018		1.000%	2.600%	12.65	18.99	143,617	2,581,338	-0.68%	0.92%	0.00%
	2017		1.000%	2.600%	12.65	18.81	168,960	3,024,882	-0.69%	0.91%	0.00%
	2016		1.000%	2.600%	12.66	18.64	190,544	3,427,817	0.30%	1.91%	0.00%
	2015		1.000%	2.600%	12.54	18.29	213,444	3,777,897	-6.76%	-5.26%	7.89%
	2014		1.000%	2.600%	13.36	19.31	234,458	4,397,974	-0.78%	0.82%	5.08%
Wells Fargo VT Intrinsic Value Fund - Class 2
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.20%
	2015		1.000%	1.800%	16.03	21.41	8,783	153,201	-2.30%	-1.51%	0.87%
	2014		1.000%	1.800%	16.40	18.03	11,822	206,646	8.40%	9.21%	0.74%
Wells Fargo VT Omega Growth Fund - Class 2
	2018		1.000%	1.800%	23.21	26.93	2,181	51,884	-1.51%	-0.72%	0.00%
	2017		1.000%	1.800%	22.30	27.35	2,641	62,859	32.20%	33.26%	0.01%
	2016		1.000%	1.800%	16.79	20.69	4,771	84,657	-1.28%	-0.48%	0.00%
	2015		1.000%	1.800%	15.92	20.95	6,289	110,315	-0.46%	0.34%	0.00%
	2014		1.000%	1.800%	15.98	21.05	6,912	121,100	2.01%	2.83%	0.00%
Wells Fargo VT Small Cap Growth Fund - Class 2
	2018		1.000%	2.150%	31.31	45.58	9,625	313,974	-0.50%	0.30%	0.00%
	2017		1.000%	1.800%	31.31	32.81	9,144	297,250	24.23%	24.61%	0.00%
	2016		1.000%	1.300%	25.20	26.33	10,065	261,105	6.36%	6.68%	0.00%
	2015		1.000%	1.300%	23.69	24.68	10,681	260,049	-4.14%	-3.85%	0.00%
	2014		1.000%	1.750%	23.35	25.67	11,774	296,216	-3.58%	-2.85%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2018:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$1,655,299	$7,323,334
AB VPS International Value Portfolio - Class B	12,167	6,111
AB VPS Small/Mid Cap Value Portfolio - Class A	84,510	79,764
American Century VP Inflation Protection Fund - Class II	318,583	928,746
American Century VP International Fund - Class I	3,696	1,388
American Funds Global Growth Fund - Class 2	12,766,681	15,076,173
American Funds Growth Fund - Class 2	81,609,827	81,938,148
American Funds Growth-Income Fund - Class 2	29,752,053	34,332,609
American Funds International Fund - Class 2	16,227,710	28,730,800
BlackRock Global Allocation V.I. Fund - Class I	1,580,476	3,729,382
BlackRock Global Allocation V.I. Fund - Class III	2,049,274	2,211,171
Delaware VIP® Diversified Income Series - Service Class	2,601,421	6,576,469
Delaware VIP® Diversified Income Series - Standard Class	3,848,723	14,736,495
Delaware VIP® Emerging Markets Series - Service Class	244,383	390,590
Delaware VIP® High Yield Series - Service Class	1,492,450	2,145,802
Delaware VIP® High Yield Series - Standard Class	2,015,370	6,170,387
Delaware VIP® Limited-Term Diversified Income Series - Service Class	163,805	533,688
Delaware VIP® REIT Series - Service Class	1,806,850	2,960,064
Delaware VIP® REIT Series - Standard Class	4,806,909	15,329,320
Delaware VIP® Small Cap Value Series - Service Class	18,400,468	33,354,170
Delaware VIP® Smid Cap Core Series - Service Class	10,086,120	2,397,648
Delaware VIP® Smid Cap Core Series - Standard Class	75,138,154	26,682,224
Delaware VIP® U.S. Growth Series - Service Class	18,855	23,798
Delaware VIP® Value Series - Service Class	4,490,730	2,955,231
Delaware VIP® Value Series - Standard Class	13,483,345	24,572,350
DWS Alternative Asset Allocation VIP Portfolio - Class A	190,867	342,548
DWS Alternative Asset Allocation VIP Portfolio - Class B	260,883	452,231
DWS Equity 500 Index VIP Portfolio - Class A	24,835	16,426
DWS Small Cap Index VIP Portfolio - Class A	130,518	329,196
Fidelity® VIP Contrafund® Portfolio - Service Class	20,899,987	29,276,338
Fidelity® VIP Contrafund® Portfolio - Service Class 2	8,593,321	8,120,961
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,891,239	545,083
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	240,252	137,216
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,746,655	1,105,448
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	594,383	61,173
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,879,266	1,246,621
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	802,574	68,058
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	607,560	201,370
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	796,804	2,035
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	252,409	161,501
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	865,211	45,214
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	543,601	125,012
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	728,810	37,247
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	532,761	114,546
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	1,557,268	15,170
Fidelity® VIP Growth Portfolio - Service Class	21,907,011	12,732,013

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Growth Portfolio - Service Class 2	$8,290,809	$3,657,616
Fidelity® VIP Mid Cap Portfolio - Service Class 2	317,499	317,334
Franklin Income VIP Fund - Class 2	103,168	339,279
Franklin Mutual Shares VIP Fund - Class 2	135,948	203,808
Invesco V.I. Core Equity Fund - Series I Shares	12	2
Invesco V.I. International Growth Fund - Series I Shares	929	9,159
Janus Henderson Global Research Portfolio - Institutional Shares	6,831	7,550
LVIP Baron Growth Opportunities Fund - Service Class	13,593,727	16,719,237
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	654,804	1,053,650
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	5,068,706	28,425,562
LVIP BlackRock Inflation Protected Bond Fund - Service Class	770,295	845,434
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,214,310	2,692,985
LVIP BlackRock Scientific Allocation Fund - Service Class	3,902,397	2,158,234
LVIP BlackRock Scientific Allocation Fund - Standard Class	1,134,785	866,343
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	845,451	739,584
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	23,999,642	24,202,386
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	397,646	159,543
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,890,867	776,431
LVIP Clarion Global Real Estate Fund - Service Class	566,144	553,943
LVIP Clarion Global Real Estate Fund - Standard Class	823,771	1,842,475
LVIP Delaware Bond Fund - Service Class	1,376,627	4,019,462
LVIP Delaware Bond Fund - Standard Class	5,860,782	23,849,232
LVIP Delaware Diversified Floating Rate Fund - Service Class	1,317,371	817,780
LVIP Delaware Social Awareness Fund - Service Class	4,055,772	2,595,479
LVIP Delaware Social Awareness Fund - Standard Class	57,727,684	66,244,070
LVIP Delaware Special Opportunities Fund - Service Class	4,796,961	4,158,494
LVIP Delaware Special Opportunities Fund - Standard Class	45,057,508	56,932,964
LVIP Delaware Wealth Builder Fund - Service Class	3,331,368	1,824,759
LVIP Delaware Wealth Builder Fund - Standard Class	19,730,403	11,781,615
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,245,785	1,104,303
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	36,697,623	123,011,958
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	176,120	160,267
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	557,833	392,815
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,219,690	2,659,949
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	743,948	2,283,571
LVIP Global Growth Allocation Managed Risk Fund - Service Class	2,621,981	6,637,384
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	727,301	3,901,826
LVIP Global Income Fund - Service Class	683,005	723,636
LVIP Global Income Fund - Standard Class	884,737	1,347,227
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	2,264,859	5,441,235
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,059,739	4,080,599
LVIP Government Money Market Fund - Service Class	2,766,641	2,601,149
LVIP Government Money Market Fund - Standard Class	12,448,236	9,714,075
LVIP JPMorgan Retirement Income Fund - Service Class	1,677,592	919,138
LVIP JPMorgan Retirement Income Fund - Standard Class	27,392,873	22,505,648
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	347,185	303,447
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	331,370	689,257
LVIP MFS International Growth Fund - Service Class	48,396	43,060
LVIP MFS Value Fund - Service Class	210,288	499,781
LVIP Mondrian International Value Fund - Service Class	1,531,737	2,116,728
LVIP Mondrian International Value Fund - Standard Class	7,145,503	22,658,331
LVIP SSGA Bond Index Fund - Service Class	735,363	825,837
LVIP SSGA Bond Index Fund - Standard Class	2,247,567	1,890,382
LVIP SSGA Developed International 150 Fund - Service Class	38,051	49,232
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,771,928	1,588,070
LVIP SSGA Emerging Markets 100 Fund - Standard Class	2,788,659	5,096,283
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	696,449	2,796,663
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	285,129	1,004,662
LVIP SSGA International Index Fund - Service Class	717,214	418,899
LVIP SSGA International Index Fund - Standard Class	1,089,702	906,136
LVIP SSGA International Managed Volatility Fund - Service Class	189,474	136,783
LVIP SSGA International Managed Volatility Fund - Standard Class	316,407	259,861

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA Large Cap 100 Fund - Service Class	$26,669	$183,427
LVIP SSGA S&P 500 Index Fund - Service Class	7,084,895	6,038,860
LVIP SSGA S&P 500 Index Fund - Standard Class	15,169,417	38,183,233
LVIP SSGA Small-Cap Index Fund - Service Class	1,817,944	1,847,262
LVIP SSGA Small-Cap Index Fund - Standard Class	3,635,813	6,046,786
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	78,580	309,723
LVIP T. Rowe Price 2010 Fund - Service Class	402,480	244,865
LVIP T. Rowe Price 2010 Fund - Standard Class	507,767	686,896
LVIP T. Rowe Price 2020 Fund - Service Class	1,731,068	3,090,164
LVIP T. Rowe Price 2020 Fund - Standard Class	2,598,546	2,746,525
LVIP T. Rowe Price 2030 Fund - Service Class	3,319,361	2,621,295
LVIP T. Rowe Price 2030 Fund - Standard Class	1,205,669	2,015,936
LVIP T. Rowe Price 2040 Fund - Service Class	3,647,793	2,269,528
LVIP T. Rowe Price 2040 Fund - Standard Class	367,631	553,134
LVIP T. Rowe Price 2050 Fund - Service Class	2,899,414	1,044,188
LVIP T. Rowe Price 2050 Fund - Standard Class	376,017	149,285
LVIP T. Rowe Price Growth Stock Fund - Service Class	81,957	273,272
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	4,038,199	1,454,545
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	16,005,054	23,064,918
LVIP Vanguard Domestic Equity ETF Fund - Service Class	2,543,205	4,582,469
LVIP Vanguard International Equity ETF Fund - Service Class	2,859,395	2,352,025
LVIP Wellington Capital Growth Fund - Service Class	169,751	230,607
LVIP Wellington Mid-Cap Value Fund - Service Class	15,548	41,660
MFS® VIT Total Return Series - Initial Class	204,423	228,579
MFS® VIT Utilities Series - Initial Class	2,514,678	20,435,987
MFS® VIT Utilities Series - Service Class	981,326	6,054,988
MFS® VIT II Core Equity Portfolio - Initial Class	615	55
Neuberger Berman AMT Large Cap Value Portfolio - I Class	7,020	299
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	8,991	2,124
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	26,079	53,771
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	712	7,535
PIMCO VIT Total Return Portfolio - Administrative Class	2,548,667	3,151,816
Putnam VT Global Health Care Fund - Class IB	10,215	1,636
Templeton Global Bond VIP Fund - Class 2	156,110	646,109
Wells Fargo VT Omega Growth Fund - Class 2	6,195	11,861
Wells Fargo VT Small Cap Growth Fund - Class 2	154,127	103,233

5. Investments

The following is a summary of investments owned at December 31, 2018:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	771,531	$26.33	$20,314,420	$15,004,155
AB VPS International Value Portfolio - Class B	8,608	12.29	105,790	127,746
AB VPS Small/Mid Cap Value Portfolio - Class A	36,649	16.93	620,475	670,165
American Century VP Inflation Protection Fund - Class II	519,228	9.64	5,005,361	5,581,907
American Century VP International Fund - Class I	3,023	9.54	28,835	29,011
American Funds Global Growth Fund - Class 2	4,166,990	25.50	106,258,245	100,532,374
American Funds Growth Fund - Class 2	9,913,449	69.48	688,786,401	611,952,113
American Funds Growth-Income Fund - Class 2	6,189,443	44.90	277,906,010	255,300,591
American Funds International Fund - Class 2	11,101,255	17.60	195,382,096	196,454,254
BlackRock Global Allocation V.I. Fund - Class I	1,175,302	15.19	17,852,834	18,726,624
BlackRock Global Allocation V.I. Fund - Class III	1,067,951	12.95	13,829,962	15,263,307
Delaware VIP® Diversified Income Series - Service Class	4,433,334	9.92	43,978,674	45,819,948
Delaware VIP® Diversified Income Series - Standard Class	7,102,026	9.99	70,949,235	71,512,137
Delaware VIP® Emerging Markets Series - Service Class	77,853	20.28	1,578,866	1,550,805
Delaware VIP® High Yield Series - Service Class	2,393,591	4.65	11,130,197	12,979,820
Delaware VIP® High Yield Series - Standard Class	4,466,191	4.67	20,857,111	24,375,911
Delaware VIP® Limited-Term Diversified Income Series - Service Class	186,908	9.53	1,781,230	1,835,729

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Delaware VIP® REIT Series - Service Class	1,735,821	$11.82	$20,517,399	$22,158,548
Delaware VIP® REIT Series - Standard Class	6,641,603	11.85	78,702,990	86,989,517
Delaware VIP® Small Cap Value Series - Service Class	5,537,367	32.58	180,407,408	169,437,983
Delaware VIP® Smid Cap Core Series - Service Class	1,310,425	17.52	22,958,641	30,451,864
Delaware VIP® Smid Cap Core Series - Standard Class	10,414,540	18.92	197,043,091	236,979,044
Delaware VIP® U.S. Growth Series - Service Class	13,765	9.24	127,187	136,963
Delaware VIP® Value Series - Service Class	1,155,666	28.20	32,589,783	26,880,178
Delaware VIP® Value Series - Standard Class	5,122,863	28.31	145,028,246	108,323,757
DWS Alternative Asset Allocation VIP Portfolio - Class A	146,509	12.10	1,772,763	1,964,500
DWS Alternative Asset Allocation VIP Portfolio - Class B	142,108	12.09	1,718,080	1,900,053
DWS Equity 500 Index VIP Portfolio - Class A	7,767	18.90	146,790	125,561
DWS Small Cap Index VIP Portfolio - Class A	62,990	14.97	942,959	912,729
Fidelity® VIP Contrafund® Portfolio - Service Class	5,765,790	31.97	184,332,308	163,564,885
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,141,302	31.31	67,044,155	60,113,871
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	126,879	12.54	1,591,064	1,723,727
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	11,276	12.50	140,944	154,347
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	160,335	13.18	2,113,221	2,319,020
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	37,301	13.11	489,013	538,351
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	77,289	12.95	1,000,890	1,117,498
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	52,046	12.91	671,908	736,989
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	22,670	20.04	454,301	524,043
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	36,753	19.94	732,855	819,568
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	8,070	18.91	152,610	168,942
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	38,728	18.84	729,630	822,493
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	23,190	18.88	437,836	482,685
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	35,583	18.80	668,961	759,362
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	24,209	16.84	407,677	470,867
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	84,506	16.80	1,419,706	1,595,957
Fidelity® VIP Growth Portfolio - Service Class	1,470,700	62.83	92,404,105	79,504,681
Fidelity® VIP Growth Portfolio - Service Class 2	397,376	61.91	24,601,519	22,245,979
Fidelity® VIP Mid Cap Portfolio - Service Class 2	71,273	29.22	2,082,610	2,186,533
Franklin Income VIP Fund - Class 2	83,562	14.74	1,231,709	1,259,912
Franklin Mutual Shares VIP Fund - Class 2	73,648	17.40	1,281,468	1,325,249
Invesco V.I. Core Equity Fund - Series I Shares	5	30.94	151	146
Invesco V.I. International Growth Fund - Series I Shares	902	32.98	29,761	26,820
Janus Henderson Global Research Portfolio - Institutional Shares	7,222	47.13	340,383	232,718
LVIP Baron Growth Opportunities Fund - Service Class	3,493,064	45.34	158,365,065	113,665,688
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	371,965	18.76	6,977,697	5,970,422
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	10,767,638	18.79	202,313,144	170,193,127
LVIP BlackRock Inflation Protected Bond Fund - Service Class	570,887	9.71	5,543,317	6,078,608
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,029,569	9.71	9,996,080	11,154,455
LVIP BlackRock Scientific Allocation Fund - Service Class	1,010,465	11.89	12,013,417	14,995,814
LVIP BlackRock Scientific Allocation Fund - Standard Class	366,180	11.52	4,219,128	5,268,568
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	97,821	32.02	3,132,609	2,871,737
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,181,698	32.69	202,079,707	141,327,270
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	51,993	14.56	757,067	705,428
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	157,744	15.02	2,368,844	2,359,120
LVIP Clarion Global Real Estate Fund - Service Class	589,308	8.37	4,930,741	4,933,708
LVIP Clarion Global Real Estate Fund - Standard Class	906,027	8.46	7,661,367	7,752,456
LVIP Delaware Bond Fund - Service Class	1,717,747	13.06	22,426,901	23,151,716
LVIP Delaware Bond Fund - Standard Class	12,070,762	13.06	157,607,943	156,196,747
LVIP Delaware Diversified Floating Rate Fund - Service Class	524,912	9.83	5,157,787	5,308,180
LVIP Delaware Social Awareness Fund - Service Class	720,588	33.23	23,945,127	26,161,943
LVIP Delaware Social Awareness Fund - Standard Class	13,907,888	33.40	464,537,380	469,014,467
LVIP Delaware Special Opportunities Fund - Service Class	1,052,910	31.60	33,276,162	39,296,826
LVIP Delaware Special Opportunities Fund - Standard Class	10,999,659	31.75	349,272,168	374,722,177
LVIP Delaware Wealth Builder Fund - Service Class	964,807	11.00	10,609,986	13,372,075
LVIP Delaware Wealth Builder Fund - Standard Class	7,513,359	11.02	82,759,652	97,192,663
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	336,680	28.39	9,558,005	10,525,529
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	29,843,136	28.53	851,544,042	897,989,186
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	17,222	32.19	554,329	550,400
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	34,328	32.18	1,104,659	1,178,736

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,135,333	$13.09	$14,866,053	$14,431,243
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	805,930	13.10	10,555,266	10,125,885
LVIP Global Growth Allocation Managed Risk Fund - Service Class	2,734,654	13.47	36,835,783	32,926,107
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,009,280	13.47	13,591,978	12,207,037
LVIP Global Income Fund - Service Class	410,461	11.01	4,519,991	4,669,477
LVIP Global Income Fund - Standard Class	332,958	11.08	3,690,179	3,812,811
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	3,093,069	13.85	42,832,813	38,236,954
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,482,044	13.85	20,526,311	18,384,232
LVIP Government Money Market Fund - Service Class	704,815	10.00	7,048,152	7,048,150
LVIP Government Money Market Fund - Standard Class	3,761,514	10.00	37,615,148	37,615,160
LVIP JPMorgan Retirement Income Fund - Service Class	592,309	11.37	6,732,781	8,303,804
LVIP JPMorgan Retirement Income Fund - Standard Class	13,797,443	11.37	156,876,928	194,597,012
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	61,512	15.29	940,333	955,530
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	78,331	15.40	1,205,991	1,259,809
LVIP MFS International Growth Fund - Service Class	22,061	16.04	353,840	307,805
LVIP MFS Value Fund - Service Class	40,847	36.78	1,502,288	1,115,021
LVIP Mondrian International Value Fund - Service Class	1,112,045	15.20	16,905,305	19,124,553
LVIP Mondrian International Value Fund - Standard Class	9,447,334	15.21	143,675,056	137,871,012
LVIP SSGA Bond Index Fund - Service Class	336,811	10.89	3,666,183	3,814,595
LVIP SSGA Bond Index Fund - Standard Class	583,897	10.88	6,353,378	6,590,350
LVIP SSGA Developed International 150 Fund - Service Class	16,196	7.45	120,726	140,156
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,252,854	8.29	10,388,669	12,076,767
LVIP SSGA Emerging Markets 100 Fund - Standard Class	2,218,803	8.29	18,391,661	21,956,351
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	1,023,392	11.03	11,285,967	11,127,132
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	461,840	11.03	5,092,243	5,207,267
LVIP SSGA International Index Fund - Service Class	451,105	8.31	3,747,328	3,987,835
LVIP SSGA International Index Fund - Standard Class	489,843	8.30	4,067,657	4,419,382
LVIP SSGA International Managed Volatility Fund - Service Class	77,315	8.56	661,972	692,773
LVIP SSGA International Managed Volatility Fund - Standard Class	99,922	8.56	854,830	890,193
LVIP SSGA Large Cap 100 Fund - Service Class	11,140	11.35	126,390	154,229
LVIP SSGA S&P 500 Index Fund - Service Class	4,836,884	16.89	81,714,316	64,898,368
LVIP SSGA S&P 500 Index Fund - Standard Class	18,635,003	16.90	314,894,275	235,996,654
LVIP SSGA Small-Cap Index Fund - Service Class	528,854	26.87	14,208,202	13,189,123
LVIP SSGA Small-Cap Index Fund - Standard Class	1,304,071	26.88	35,053,440	31,888,043
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	42,796	10.96	469,211	547,222
LVIP T. Rowe Price 2010 Fund - Service Class	160,955	10.43	1,679,243	1,812,874
LVIP T. Rowe Price 2010 Fund - Standard Class	236,716	10.44	2,470,840	2,620,276
LVIP T. Rowe Price 2020 Fund - Service Class	1,097,907	10.46	11,479,716	12,091,745
LVIP T. Rowe Price 2020 Fund - Standard Class	873,110	10.46	9,130,988	9,742,897
LVIP T. Rowe Price 2030 Fund - Service Class	2,101,136	10.45	21,950,570	23,112,046
LVIP T. Rowe Price 2030 Fund - Standard Class	825,644	10.45	8,625,499	9,175,008
LVIP T. Rowe Price 2040 Fund - Service Class	2,197,661	9.83	21,598,616	23,047,422
LVIP T. Rowe Price 2040 Fund - Standard Class	268,911	9.85	2,649,039	2,839,555
LVIP T. Rowe Price 2050 Fund - Service Class	1,232,167	9.68	11,928,606	12,544,477
LVIP T. Rowe Price 2050 Fund - Standard Class	61,521	9.71	597,065	648,255
LVIP T. Rowe Price Growth Stock Fund - Service Class	17,704	38.91	688,783	475,868
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	887,839	22.39	19,874,277	16,835,492
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,995,839	23.26	162,716,216	115,686,863
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,022,463	17.54	17,930,942	15,644,299
LVIP Vanguard International Equity ETF Fund - Service Class	1,189,851	9.64	11,471,349	12,245,767
LVIP Wellington Capital Growth Fund - Service Class	1,824	42.39	77,322	96,046
LVIP Wellington Mid-Cap Value Fund - Service Class	9,266	22.86	211,777	144,380
MFS® VIT Total Return Series - Initial Class	56,389	21.78	1,228,163	1,197,722
MFS® VIT Utilities Series - Initial Class	3,726,815	29.38	109,493,812	99,686,139
MFS® VIT Utilities Series - Service Class	1,228,226	28.86	35,446,598	33,028,923
MFS® VIT II Core Equity Portfolio - Initial Class	233	21.68	5,043	5,472
Neuberger Berman AMT Large Cap Value Portfolio - I Class	3,870	14.58	56,422	62,021
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	4,103	24.09	98,832	99,004
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	10,359	15.69	162,535	156,999
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	4,351	6.09	26,499	49,642
PIMCO VIT Total Return Portfolio - Administrative Class	1,500,321	10.48	15,723,365	16,589,781

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Putnam VT Global Health Care Fund - Class IB	3,125	$13.44	$42,000	$44,650
Templeton Global Bond VIP Fund - Class 2	153,914	16.83	2,590,374	2,664,705
Wells Fargo VT Omega Growth Fund - Class 2	2,057	25.23	51,889	52,437
Wells Fargo VT Small Cap Growth Fund - Class 2	33,440	9.39	314,002	311,608

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2018, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	1,636,248	(7,114,451)	(5,478,203)
AB VPS International Value Portfolio - Class B	1,294	(550)	744
AB VPS Small/Mid Cap Value Portfolio - Class A	606	(1,645)	(1,039)
American Century VP Inflation Protection Fund - Class II	14,311	(66,228)	(51,917)
American Century VP International Fund - Class I	515	(603)	(88)
American Funds Global Growth Fund - Class 2	111,027	(438,766)	(327,739)
American Funds Growth Fund - Class 2	535,254	(23,782,074)	(23,246,820)
American Funds Growth-Income Fund - Class 2	183,085	(1,151,627)	(968,542)
American Funds International Fund - Class 2	649,806	(12,032,193)	(11,382,387)
BlackRock Global Allocation V.I. Fund - Class I	44,143	(210,715)	(166,572)
BlackRock Global Allocation V.I. Fund - Class III	81,308	(128,445)	(47,137)
Delaware VIP® Diversified Income Series - Service Class	79,333	(356,902)	(277,569)
Delaware VIP® Diversified Income Series - Standard Class	79,979	(777,180)	(697,201)
Delaware VIP® Emerging Markets Series - Service Class	5,595	(12,131)	(6,536)
Delaware VIP® High Yield Series - Service Class	42,801	(106,850)	(64,049)
Delaware VIP® High Yield Series - Standard Class	27,887	(297,051)	(269,164)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	10,930	(45,477)	(34,547)
Delaware VIP® REIT Series - Service Class	31,862	(108,881)	(77,019)
Delaware VIP® REIT Series - Standard Class	90,824	(3,182,171)	(3,091,347)
Delaware VIP® Small Cap Value Series - Service Class	58,165	(6,148,298)	(6,090,133)
Delaware VIP® Smid Cap Core Series - Service Class	48,743	(69,244)	(20,501)
Delaware VIP® Smid Cap Core Series - Standard Class	59,519	(3,756,549)	(3,697,030)
Delaware VIP® U.S. Growth Series - Service Class	9	(971)	(962)
Delaware VIP® Value Series - Service Class	71,577	(99,298)	(27,721)
Delaware VIP® Value Series - Standard Class	136,454	(4,527,097)	(4,390,643)
DWS Alternative Asset Allocation VIP Portfolio - Class A	11,798	(25,391)	(13,593)
DWS Alternative Asset Allocation VIP Portfolio - Class B	18,397	(34,130)	(15,733)
DWS Equity 500 Index VIP Portfolio - Class A	3,200	(5,900)	(2,700)
DWS Small Cap Index VIP Portfolio - Class A	8,774	(53,829)	(45,055)
Fidelity® VIP Contrafund® Portfolio - Service Class	177,674	(7,869,266)	(7,691,592)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	58,321	(251,450)	(193,129)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	182,797	(53,697)	129,100
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	22,923	(13,433)	9,490
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	263,217	(108,643)	154,574
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	57,412	(5,841)	51,571
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	180,156	(120,771)	59,385
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	78,769	(6,720)	72,049
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	56,363	(19,365)	36,998
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	77,814	(176)	77,638
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	24,254	(16,107)	8,147
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	79,163	(4,318)	74,845
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	53,248	(12,099)	41,149
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	70,301	(3,625)	66,676
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	49,820	(11,383)	38,437
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	152,194	(1,427)	150,767
Fidelity® VIP Growth Portfolio - Service Class	3,575,234	(5,435,525)	(1,860,291)
Fidelity® VIP Growth Portfolio - Service Class 2	167,566	(121,133)	46,433
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,372	(10,351)	(6,979)
Franklin Income VIP Fund - Class 2	2,093	(19,130)	(17,037)
Franklin Mutual Shares VIP Fund - Class 2	3,576	(11,419)	(7,843)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. International Growth Fund - Series I Shares	—	(325)	(325)
Janus Henderson Global Research Portfolio - Institutional Shares	1,487	(2,565)	(1,078)
LVIP Baron Growth Opportunities Fund - Service Class	1,093,127	(2,837,194)	(1,744,067)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	31,278	(56,768)	(25,490)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	40,583	(5,261,078)	(5,220,495)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	59,334	(88,444)	(29,110)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	79,144	(279,385)	(200,241)
LVIP BlackRock Scientific Allocation Fund - Service Class	79,603	(115,679)	(36,076)
LVIP BlackRock Scientific Allocation Fund - Standard Class	13,815	(44,930)	(31,115)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	23,378	(34,404)	(11,026)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	134,254	(4,769,323)	(4,635,069)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	31,645	(12,613)	19,032
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	147,930	(60,939)	86,991
LVIP Clarion Global Real Estate Fund - Service Class	43,063	(55,163)	(12,100)
LVIP Clarion Global Real Estate Fund - Standard Class	58,291	(180,322)	(122,031)
LVIP Delaware Bond Fund - Service Class	55,137	(247,706)	(192,569)
LVIP Delaware Bond Fund - Standard Class	100,154	(2,058,825)	(1,958,671)
LVIP Delaware Diversified Floating Rate Fund - Service Class	118,266	(80,613)	37,653
LVIP Delaware Social Awareness Fund - Service Class	49,565	(89,667)	(40,102)
LVIP Delaware Social Awareness Fund - Standard Class	26,270	(3,908,940)	(3,882,670)
LVIP Delaware Special Opportunities Fund - Service Class	26,251	(116,331)	(90,080)
LVIP Delaware Special Opportunities Fund - Standard Class	6,878	(1,337,248)	(1,330,370)
LVIP Delaware Wealth Builder Fund - Service Class	51,105	(91,914)	(40,809)
LVIP Delaware Wealth Builder Fund - Standard Class	90,117	(1,794,124)	(1,704,007)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	35,276	(40,497)	(5,221)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	10,132	(4,042,821)	(4,032,689)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	17,184	(14,791)	2,393
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	51,245	(36,737)	14,508
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	43,434	(150,612)	(107,178)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	18,274	(122,449)	(104,175)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	133,861	(385,279)	(251,418)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	26,503	(222,091)	(195,588)
LVIP Global Income Fund - Service Class	46,715	(61,353)	(14,638)
LVIP Global Income Fund - Standard Class	61,353	(109,500)	(48,147)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	75,782	(303,183)	(227,401)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	29,699	(222,325)	(192,626)
LVIP Government Money Market Fund - Service Class	274,069	(257,955)	16,114
LVIP Government Money Market Fund - Standard Class	4,266,063	(3,396,087)	869,976
LVIP JPMorgan Retirement Income Fund - Service Class	36,721	(52,794)	(16,073)
LVIP JPMorgan Retirement Income Fund - Standard Class	31,591	(2,193,692)	(2,162,101)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	29,730	(25,613)	4,117
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	27,608	(58,575)	(30,967)
LVIP MFS International Growth Fund - Service Class	3,363	(3,226)	137
LVIP MFS Value Fund - Service Class	7,789	(26,799)	(19,010)
LVIP Mondrian International Value Fund - Service Class	42,769	(102,918)	(60,149)
LVIP Mondrian International Value Fund - Standard Class	30,919	(4,692,312)	(4,661,393)
LVIP SSGA Bond Index Fund - Service Class	57,965	(69,525)	(11,560)
LVIP SSGA Bond Index Fund - Standard Class	178,365	(155,670)	22,695
LVIP SSGA Developed International 150 Fund - Service Class	2,361	(3,627)	(1,266)
LVIP SSGA Emerging Markets 100 Fund - Service Class	85,884	(94,431)	(8,547)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	113,868	(296,019)	(182,151)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	32,181	(182,314)	(150,133)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	10,868	(64,658)	(53,790)
LVIP SSGA International Index Fund - Service Class	39,206	(28,407)	10,799
LVIP SSGA International Index Fund - Standard Class	56,649	(50,914)	5,735
LVIP SSGA International Managed Volatility Fund - Service Class	14,915	(11,431)	3,484
LVIP SSGA International Managed Volatility Fund - Standard Class	24,610	(20,747)	3,863
LVIP SSGA Large Cap 100 Fund - Service Class	697	(7,406)	(6,709)
LVIP SSGA S&P 500 Index Fund - Service Class	243,398	(291,821)	(48,423)
LVIP SSGA S&P 500 Index Fund - Standard Class	132,356	(1,762,689)	(1,630,333)
LVIP SSGA Small-Cap Index Fund - Service Class	63,860	(96,906)	(33,046)
LVIP SSGA Small-Cap Index Fund - Standard Class	96,342	(308,922)	(212,580)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	2,321	(12,009)	(9,688)
LVIP T. Rowe Price 2010 Fund - Service Class	19,944	(17,734)	2,210
LVIP T. Rowe Price 2010 Fund - Standard Class	21,139	(47,483)	(26,344)
LVIP T. Rowe Price 2020 Fund - Service Class	73,695	(226,291)	(152,596)
LVIP T. Rowe Price 2020 Fund - Standard Class	140,912	(198,946)	(58,034)
LVIP T. Rowe Price 2030 Fund - Service Class	195,039	(196,894)	(1,855)
LVIP T. Rowe Price 2030 Fund - Standard Class	62,596	(146,582)	(83,986)
LVIP T. Rowe Price 2040 Fund - Service Class	210,489	(174,166)	36,323
LVIP T. Rowe Price 2040 Fund - Standard Class	16,882	(46,724)	(29,842)
LVIP T. Rowe Price 2050 Fund - Service Class	209,945	(77,732)	132,213
LVIP T. Rowe Price 2050 Fund - Standard Class	27,241	(11,500)	15,741
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,030	(10,832)	(9,802)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	77,405	(45,793)	31,612
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	405,754	(4,908,214)	(4,502,460)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	119,882	(227,091)	(107,209)
LVIP Vanguard International Equity ETF Fund - Service Class	208,314	(187,752)	20,562
LVIP Wellington Capital Growth Fund - Service Class	6,383	(9,132)	(2,749)
LVIP Wellington Mid-Cap Value Fund - Service Class	527	(2,360)	(1,833)
MFS® VIT Total Return Series - Initial Class	5,787	(9,656)	(3,869)
MFS® VIT Utilities Series - Initial Class	292,780	(6,102,396)	(5,809,616)
MFS® VIT Utilities Series - Service Class	18,369	(159,798)	(141,429)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	45	—	45
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	258	(447)	(189)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	561	(1,656)	(1,095)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	3	(900)	(897)
PIMCO VIT Total Return Portfolio - Administrative Class	184,524	(280,089)	(95,565)
Putnam VT Global Health Care Fund - Class IB	107	(45)	62
Templeton Global Bond VIP Fund - Class 2	9,042	(34,385)	(25,343)
Wells Fargo VT Omega Growth Fund - Class 2	10	(470)	(460)
Wells Fargo VT Small Cap Growth Fund - Class 2	3,091	(2,610)	481

The change in units outstanding for the year ended December 31, 2017, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	5,528,116	(2,427,629)	3,100,487
AB VPS International Value Portfolio - Class B	3,914	(1,017)	2,897
AB VPS Small/Mid Cap Value Portfolio - Class A	1,746	(4,847)	(3,101)
American Century VP Inflation Protection Fund - Class I	27	(1,705)	(1,678)
American Century VP Inflation Protection Fund - Class II	32,108	(56,784)	(24,676)
American Century VP International Fund - Class I	576	(2,397)	(1,821)
American Funds Global Growth Fund - Class 2	197,242	(379,967)	(182,725)
American Funds Growth Fund - Class 2	679,606	(23,424,893)	(22,745,287)
American Funds Growth-Income Fund - Class 2	246,521	(951,245)	(704,724)
American Funds International Fund - Class 2	1,895,879	(9,074,756)	(7,178,877)
BlackRock Global Allocation V.I. Fund - Class I	71,262	(206,595)	(135,333)
BlackRock Global Allocation V.I. Fund - Class III	88,928	(115,268)	(26,340)
Delaware VIP® Diversified Income Series - Service Class	147,275	(238,275)	(91,000)
Delaware VIP® Diversified Income Series - Standard Class	86,752	(711,805)	(625,053)
Delaware VIP® Emerging Markets Series - Service Class	8,275	(20,242)	(11,967)
Delaware VIP® High Yield Series - Service Class	64,093	(74,048)	(9,955)
Delaware VIP® High Yield Series - Standard Class	57,706	(318,321)	(260,615)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	21,437	(37,146)	(15,709)
Delaware VIP® REIT Series - Service Class	48,693	(98,145)	(49,452)
Delaware VIP® REIT Series - Standard Class	56,354	(4,332,479)	(4,276,125)
Delaware VIP® Small Cap Value Series - Service Class	697,602	(6,325,809)	(5,628,207)
Delaware VIP® Smid Cap Core Series - Service Class	63,228	(64,594)	(1,366)
Delaware VIP® Smid Cap Core Series - Standard Class	100,056	(4,887,191)	(4,787,135)
Delaware VIP® U.S. Growth Series - Service Class	1,363	(7,538)	(6,175)
Delaware VIP® Value Series - Service Class	83,771	(126,558)	(42,787)
Delaware VIP® Value Series - Standard Class	420,766	(4,636,496)	(4,215,730)
DWS Alternative Asset Allocation VIP Portfolio - Class A	7,192	(71,305)	(64,113)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
DWS Alternative Asset Allocation VIP Portfolio - Class B	21,230	(31,364)	(10,134)
DWS Equity 500 Index VIP Portfolio - Class A	3,982	(7,687)	(3,705)
DWS Equity 500 Index VIP Portfolio - Class B	34	(444)	(410)
DWS Small Cap Index VIP Portfolio - Class A	13,950	(17,224)	(3,274)
Fidelity® VIP Contrafund® Portfolio - Service Class	173,409	(8,646,296)	(8,472,887)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	74,264	(234,221)	(159,957)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	38,175	—	38,175
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	5,405	—	5,405
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	68,726	—	68,726
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	503	—	503
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	47,436	—	47,436
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	32,875	(32,420)	455
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	12,082	—	12,082
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	2,392	—	2,392
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	8,437	—	8,437
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	6,963	—	6,963
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	6,451	—	6,451
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	6,623	—	6,623
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	5,803	—	5,803
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	5,201	—	5,201
Fidelity® VIP Growth Portfolio - Service Class	5,415,130	(3,510,004)	1,905,126
Fidelity® VIP Growth Portfolio - Service Class 2	158,019	(74,204)	83,815
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,258	(15,974)	(12,716)
Franklin Income VIP Fund - Class 2	8,039	(17,172)	(9,133)
Franklin Mutual Shares VIP Fund - Class 2	6,687	(16,123)	(9,436)
Invesco V.I. Core Equity Fund - Series I Shares	—	(1,540)	(1,540)
Invesco V.I. International Growth Fund - Series I Shares	29	(297)	(268)
Janus Henderson Global Research Portfolio - Institutional Shares	926	(4,527)	(3,601)
LVIP Baron Growth Opportunities Fund - Service Class	499,981	(3,217,580)	(2,717,599)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	47,223	(85,382)	(38,159)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	104,471	(5,351,898)	(5,247,427)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	74,377	(82,010)	(7,633)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	94,387	(306,455)	(212,068)
LVIP BlackRock Scientific Allocation Fund - Service Class	115,302	(107,990)	7,312
LVIP BlackRock Scientific Allocation Fund - Standard Class	22,488	(92,228)	(69,740)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	52,586	(30,601)	21,985
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	159,931	(5,223,432)	(5,063,501)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	14,398	(7,005)	7,393
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	62,873	(37,577)	25,296
LVIP Clarion Global Real Estate Fund - Service Class	49,263	(68,863)	(19,600)
LVIP Clarion Global Real Estate Fund - Standard Class	95,504	(209,337)	(113,833)
LVIP Delaware Bond Fund - Service Class	97,682	(153,614)	(55,932)
LVIP Delaware Bond Fund - Standard Class	70,672	(2,276,720)	(2,206,048)
LVIP Delaware Diversified Floating Rate Fund - Service Class	135,606	(95,259)	40,347
LVIP Delaware Social Awareness Fund - Service Class	76,022	(77,651)	(1,629)
LVIP Delaware Social Awareness Fund - Standard Class	39,666	(3,733,933)	(3,694,267)
LVIP Delaware Special Opportunities Fund - Service Class	44,019	(130,284)	(86,265)
LVIP Delaware Special Opportunities Fund - Standard Class	34,441	(1,344,339)	(1,309,898)
LVIP Delaware Wealth Builder Fund - Service Class	74,130	(104,060)	(29,930)
LVIP Delaware Wealth Builder Fund - Standard Class	35,854	(1,617,557)	(1,581,703)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	50,561	(29,700)	20,861
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,498	(4,090,303)	(4,083,805)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	16,847	(5,452)	11,395
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	46,021	(9,787)	36,234
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	76,104	(202,181)	(126,077)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	35,127	(157,282)	(122,155)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	132,234	(411,901)	(279,667)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	41,312	(228,373)	(187,061)
LVIP Global Income Fund - Service Class	44,397	(37,196)	7,201
LVIP Global Income Fund - Standard Class	41,040	(90,275)	(49,235)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	93,619	(405,483)	(311,864)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	39,108	(321,442)	(282,334)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Government Money Market Fund - Service Class	246,052	(286,561)	(40,509)
LVIP Government Money Market Fund - Standard Class	2,187,137	(4,225,573)	(2,038,436)
LVIP JPMorgan Retirement Income Fund - Service Class	41,629	(45,781)	(4,152)
LVIP JPMorgan Retirement Income Fund - Standard Class	26,020	(2,134,224)	(2,108,204)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	36,230	(15,840)	20,390
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	40,461	(50,511)	(10,050)
LVIP MFS International Growth Fund - Service Class	6,194	(29,676)	(23,482)
LVIP MFS Value Fund - Service Class	2,936	(25,702)	(22,766)
LVIP Mondrian International Value Fund - Service Class	47,116	(102,859)	(55,743)
LVIP Mondrian International Value Fund - Standard Class	130,126	(4,658,792)	(4,528,666)
LVIP SSGA Bond Index Fund - Service Class	70,343	(58,634)	11,709
LVIP SSGA Bond Index Fund - Standard Class	111,764	(176,788)	(65,024)
LVIP SSGA Developed International 150 Fund - Service Class	3,739	(705)	3,034
LVIP SSGA Emerging Markets 100 Fund - Service Class	125,617	(41,286)	84,331
LVIP SSGA Emerging Markets 100 Fund - Standard Class	266,587	(240,341)	26,246
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	36,983	(146,743)	(109,760)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	16,215	(89,364)	(73,149)
LVIP SSGA International Index Fund - Service Class	57,386	(28,317)	29,069
LVIP SSGA International Index Fund - Standard Class	102,658	(73,353)	29,305
LVIP SSGA International Managed Volatility Fund - Service Class	26,124	(19,740)	6,384
LVIP SSGA International Managed Volatility Fund - Standard Class	27,136	(36,505)	(9,369)
LVIP SSGA Large Cap 100 Fund - Service Class	1,819	(8,553)	(6,734)
LVIP SSGA S&P 500 Index Fund - Service Class	357,513	(243,044)	114,469
LVIP SSGA S&P 500 Index Fund - Standard Class	163,952	(1,978,145)	(1,814,193)
LVIP SSGA Small-Cap Index Fund - Service Class	83,470	(96,192)	(12,722)
LVIP SSGA Small-Cap Index Fund - Standard Class	137,986	(429,563)	(291,577)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	7,927	(8,976)	(1,049)
LVIP T. Rowe Price 2010 Fund - Service Class	27,139	(19,166)	7,973
LVIP T. Rowe Price 2010 Fund - Standard Class	25,191	(58,372)	(33,181)
LVIP T. Rowe Price 2020 Fund - Service Class	146,492	(160,904)	(14,412)
LVIP T. Rowe Price 2020 Fund - Standard Class	155,937	(250,403)	(94,466)
LVIP T. Rowe Price 2030 Fund - Service Class	291,273	(95,508)	195,765
LVIP T. Rowe Price 2030 Fund - Standard Class	147,625	(103,946)	43,679
LVIP T. Rowe Price 2040 Fund - Service Class	313,988	(191,678)	122,310
LVIP T. Rowe Price 2040 Fund - Standard Class	54,166	(31,982)	22,184
LVIP T. Rowe Price 2050 Fund - Service Class	241,253	(43,280)	197,973
LVIP T. Rowe Price 2050 Fund - Standard Class	11,652	(28,377)	(16,725)
LVIP T. Rowe Price Growth Stock Fund - Service Class	6,902	(6,295)	607
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	71,571	(47,983)	23,588
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	365,549	(4,002,660)	(3,637,111)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	224,965	(98,595)	126,370
LVIP Vanguard International Equity ETF Fund - Service Class	327,548	(69,048)	258,500
LVIP Wellington Capital Growth Fund - Service Class	6,075	(1,248)	4,827
LVIP Wellington Mid-Cap Value Fund - Service Class	510	(3,808)	(3,298)
MFS® VIT Total Return Series - Initial Class	15,736	(14,521)	1,215
MFS® VIT Utilities Series - Initial Class	406,098	(6,837,614)	(6,431,516)
MFS® VIT Utilities Series - Service Class	50,084	(88,186)	(38,102)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	15,845	(746)	15,099
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	412	(14,255)	(13,843)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	51	(157)	(106)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	233	(1,448)	(1,215)
PIMCO VIT Total Return Portfolio - Administrative Class	317,780	(287,115)	30,665
Putnam VT Global Health Care Fund - Class IB	—	(776)	(776)
Templeton Global Bond VIP Fund - Class 2	14,491	(36,075)	(21,584)
Wells Fargo VT Omega Growth Fund - Class 2	786	(2,916)	(2,130)
Wells Fargo VT Small Cap Growth Fund - Class 2	263	(1,184)	(921)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account C

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln National Variable Annuity Account C ("Variable Account"), as of December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since at least 1985, but we are unable to determine the specific year.
Philadelphia, Pennsylvania
April 24, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS International Value Portfolio - Class B	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Century VP Inflation Protection Fund - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2018	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2018	For each of the two years in the period ended December 31, 2018
American Century VP Inflation Protection Fund - Class II	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Century VP International Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth-Income Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds International Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
BlackRock Global Allocation V.I. Fund - Class III	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Diversified Income Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® High Yield Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Limited-Term Diversified Income Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® REIT Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® REIT Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Smid Cap Core Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® U.S. Growth Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Value Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Value Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Equity 500 Index VIP Portfolio - Class B	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2017	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2017	For the year ended December 31, 2017
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from November 17, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from December 22, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from November 17, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from December 26, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from November 20, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from November 17, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from November 28, 2017 (commencement of operations) through December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from November 22, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from December 4, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from December 20, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from November 20, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from December 4, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from December 1, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from November 16, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Income VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Scientific Allocation Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Scientific Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Clarion Global Real Estate Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Bond Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Special Opportunities Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Income Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Income Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Government Money Market Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Government Money Market Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP MFS International Growth Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP MFS Value Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Developed International 150 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Emerging Markets 100 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA International Index Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Large Cap 100 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2010 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2050 Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Wellington Mid-Cap Value Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Total Return Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Utilities Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Utilities Series - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Wells Fargo VT Omega Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Wells Fargo VT Small Cap Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Lincoln National Variable Annuity Account C
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2018
Statement of Operations - Year ended December 31, 2018
Statements of Changes in Net Assets - Years ended December 31, 2018 and 2017
Notes to Financial Statements - December 31, 2018
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2018 and 2017
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2018, 2017 and 2016
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2018, 2017 and 2016
Consolidated Statements of Cash Flows - Years ended December 31, 2018, 2017 and 2016
Notes to Consolidated Financial Statements - December 31, 2018
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.
(2) Not Applicable.
(3)(a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.
(b) Multi-Fund - Single premium contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.
(c) Multi-Fund 1 - Periodic contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.
(d) Multi-Fund 2 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

(e) Multi-Fund 3 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.
(f) Multi-Fund 4 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.
(g) Contract Rider - Multi-Fund 2 and Multi-Fund 3 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.
(h) Contract Rider - Multi-Fund 4 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.
(i) Variable Annuity Amendment Multi-Fund 1 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 033-25990) filed on April 11, 2001.
(j) i4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.
(k) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.
(l) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.
(m) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(n) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(o) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 33-25990) filed on April 8, 2003.
(p) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.
(q) Lincoln SmartSecurity Advantage 1 Year Reset Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective No. 15 (File No. 333-18419) filed on May 28, 2004.
(r) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.
(s) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.
(t) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(u) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(v) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(w) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(x) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(y) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(z) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 033-25990) filed on December 21, 2006.
(a-2) Variable Annuity Payment Option Rider (I4LA-EMI 3/07) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.
(b-2) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
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(c-2) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(d-2) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(e-2) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment no. 26 (File No. 333-63505) filed on April 3, 2009.
(f-2) Variable Annuity Amendment (AR 516 1/09) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 033-25990) filed on April 3, 2009.
(g-2) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(h-2) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(i-2) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(j-2) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(k-2) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(5)(a) Deferred Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.
(b) 403(b) Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.
(c) Application (Form 28316 2/99) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Amended and Restated Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(ii) Amendment No. 4 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 5 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(iv) Amendment No. 6 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(8)(a) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
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(ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(iii) BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011; amendments incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(v) Deutsche DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vi) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(vii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(viii) MFS Variable Insurance Trust I, II, and III incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015; amendments incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(ix) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015; amendment incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm filed herein.
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company filed herein.
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-222786) filed on May 14, 2018.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
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Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Christine Janofsky*	Senior Vice President, Chief Accounting Officer, and Controller
Leon E. Roday*	Executive Vice President, General Counsel and Director
Keith J. Ryan**	Vice President and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13 above: Lincoln National Corporation Organizational Chart.
Item 27. Number of Contractowners
As of February 28, 2019 there were 233,415 contract owners under Account C.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life
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Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Senior Vice President and Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
SIGNATURES
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a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 56 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 24th day of April, 2019.

Lincoln National Variable Annuity Account C (Registrant) Multi-Fund®
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Ralph R. Ferraro Ralph R. Ferraro (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 24, 2019.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
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